EXECUTION COPY







                         POOLING AND SERVICING AGREEMENT
                          Dated as of February 28, 1997


                                  by and among


               Prudential Securities Secured Financing Corporation
                                   (Depositor)

                                       and

                     Life Savings Bank, Federal Savings Bank
                              (Seller and Servicer)

                                       and

                  Norwest Bank Minnesota, National Association
                         (Trustee and Back-up Servicer)

                Life Financial Services Trust 1997-1A and 1997-1B

                       Mortgage Pass-Through Certificates,
                                 Series 1997-1A
                              Class A-1 and Class R

                                       and

                                 Series 1997-1B
                                    Class A-2

                                TABLE OF CONTENTS


                                   ARTICLE I.

                                   DEFINITIONS

Section 1.1  Certain Defined Terms........................................1
Section 1.2  Provisions of General Application...........................26

                                   ARTICLE II.

                     SALE AND CONVEYANCE OF THE TRUST FUND27

Section 2.1.  Establishment of the Trusts................................27
Section 2.2   Purchase and Sale of Initial Mortgage Loans................27
Section 2.3.  Purchase and Sale of Subsequent Mortgage Loans.............28
Section 2.4   Possession of mortgage files; access to mortgage
              files......................................................30
Section 2.5   Delivery of Mortgage Loan Documents........................30
Section 2.6   Acceptance by Trustee of each Trust Fund; Certain
              Substitutions; Certification by  Trustee...................32
Section 2.7   Execution of Certificates..................................34
Section 2.8   Application of Principal and Interest......................34
Section 2.9   Grant of Security Interest.................................34
Section 2.10  Further Action Evidencing Assignments......................35
Section 2.11  Designations under REMIC Provisions; Designation of Startup Date............................................36

                                  ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES36

Section 3.1  Representations and Warranties..............................36
Section 3.2  Representations, Warranties and Covenants of the
             Depositor...................................................37
Section 3.3  Purchase and Substitution...................................38

                                   ARTICLE IV

                                THE CERTIFICATES

Section 4.1  The Certificates............................................40
Section 4.2  Registration of Transfer and Exchange of
             Certificates................................................40
Section 4.3  Mutilated, Destroyed, Lost or Stolen Certificates...........46
Section 4.4  Persons Deemed Owners.......................................46

                                   ARTICLE V.

                                  THE SERVICER

Section 5.1   The Servicer...............................................46
Section 5.2   Collection of Certain Mortgage Loan Payments;
              Collection Account.........................................48
Section 5.3   Permitted Withdrawals from the Collection Account..........49
Section 5.4   Hazard Insurance Policies; Property Protection
              Expenses...................................................50
Section 5.5   Assumption and Modification Agreements.....................51
Section 5.6   Realization Upon Defaulted Mortgage Loans..................52
Section 5.7   Trustee to Cooperate.......................................53
Section 5.8   Servicing Compensation; Payment of Certain
              Expenses by Servicer.......................................54
Section 5.9   Annual Statement as to Compliance..........................54
Section 5.10  Annual Independent Public Accountants' Servicing
              Report.....................................................54
Section 5.11  Access to Certain Documentation............................54
Section 5.12  Maintenance of Fidelity Bond...............................55
Section 5.13  Reports to the Trustee; Collection Account
              Statements.................................................55
Section 5.14  Reports to be Provided by the Servicer.....................56
Section 5.15  Adjustment of Servicing Compensation in Respect of
              Prepaid Mortgage Loans.....................................56
Section 5.16  Periodic Advances; Special Advance.........................56
Section 5.17  Indemnification; Third Party Claims........................57
Section 5.18  Maintenance of Corporate Existence and Licenses;
              Merger or Consolidation of the  Servicer...................57
Section 5.19  Assignment of Agreement by Servicer; Servicer Not
              to Resign..................................................58
Section 5.20  Periodic Filings with the Securities and Exchange
              Commission; Additional  Information........................58

                                   ARTICLE VI

                           DISTRIBUTIONS AND PAYMENTS

Section 6.1    Establishment of Accounts; Withdrawals from
               Accounts; Deposits to the Certificate
               Account...................................................58
Section 6.2    Permitted Withdrawals From the Certificate
               Account...................................................60
Section 6.3    Collection of Money.......................................61
Section 6.4    The Reserve Account Trust and the Certificate
               Insurance Policies........................................61
Section 6.5    Distributions.............................................64
Section 6.6    Investment of Accounts....................................66
Section 6.7    Reports by the Trustee....................................66
Section 6.8    Additional Reports by Trustee.............................69
Section 6.9    Compensating Interest.....................................69
Section 6.10   Effect of Payments by the Certificate Insurer;
               Subrogation...............................................69

                                  ARTICLE VII

                                     DEFAULT

Section 7.1  Events of Default...........................................70
Section 7.2  Trustee to Act; Appointment of Successor....................72
Section 7.3  Waiver of Defaults..........................................73
Section 7.4  Trustee To Act Solely with Consent of the
             Certificate Insurer.........................................74
Section 7.5  Mortgage Loans, Trust Fund and Accounts Held for
             Benefit of the Certificate Insurer..........................74

                                  ARTICLE VIII

                                   TERMINATION

Section 8.1  Termination.................................................74
Section 8.2  Accounting Upon Termination of Servicer.....................76

                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.1    Duties of Trustee.........................................76
Section 9.2    Certain Matters Affecting the Trustee.....................78
Section 9.3    Trustee Not Liable for Certificates or Mortgage
               Loans.....................................................80
Section 9.4    Trustee May Own Certificates..............................80
Section 9.5    Trustee's Fees and Expenses; Indemnity....................80
Section 9.6    Eligibility Requirements for Trustee......................80
Section 9.7    Resignation and Removal of the Trustee....................81
Section 9.8    Successor Trustee.........................................82
Section 9.9    Merger or Consolidation of Trustee........................82
Section 9.10   Appointment of Co-Trustee or Separate Trustee.............82
Section 9.11   Tax Returns...............................................83
Section 9.12   Retirement of Certificates................................83
Section 9.13   Trustee May Enforce Claims Without Possession of
               Certificates..............................................84

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.1   Limitation on Liability of the Depositor and the
               Servicer..................................................84
Section 10.2   Acts of Certificateholders................................84
Section 10.3   Amendment.................................................85
Section 10.4   Recordation of Agreement..................................86
Section 10.5   Duration of Agreement.....................................86
Section 10.6.  Notices...................................................86
Section 10.7   Severability of Provisions................................87
Section 10.8   No Partnership............................................87
Section 10.9   Counterparts..............................................87
Section 10.10  Successors and Assigns....................................87
Section 10.11  Headings..................................................87
Section 10.12  The Certificate Insurer Default...........................87
Section 10.13  Third Party Beneficiary...................................87
Section 10.14  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF
               JURY TRIAL................................................87
Section 10.15  Intent of the Parties.....................................88
Section 10.16  Appointment of Tax Matters Person.........................88

                                   ARTICLE XI

                              THE BACK-UP SERVICER

Section 11.1  Merger or Consolidation of, or Assumption of the
              Obligations of, Back-Up Servicer...........................89
Section 11.2  Back-Up Servicer Resignation...............................89
Section 11.3  Oversight of Servicing.....................................89
Section 11.4  Back-Up Servicer Compensation..............................91
Section 11.5  Duties and Responsibilities................................91



EXHIBIT A-1       CERTIFICATE INSURANCE POLICY FOR TRUST 1A
EXHIBIT A-2       CERTIFICATE INSURANCE POLICY FOR TRUST 1B
EXHIBIT B-1       CLASS A-1 CERTIFICATE
EXHIBIT B-2       CLASS A-2 CERTIFICATE
EXHIBIT B-3       CLASS R CERTIFICATE
EXHIBIT C         MORTGAGE FILE
EXHIBIT D-1       MORTGAGE LOAN SCHEDULE - TRUST 1A
EXHIBIT D-2       MORTGAGE LOAN SCHEDULE - TRUST 1B
EXHIBIT E         TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT OF FILES
EXHIBIT F         INITIAL CERTIFICATION OF TRUSTEE
EXHIBIT G         FINAL CERTIFICATION OF TRUSTEE
EXHIBIT H         REQUEST FOR RELEASE OF DOCUMENTS
EXHIBIT I         TRANSFER AFFIDAVIT AND AGREEMENT
EXHIBIT J         TRANSFEROR'S CERTIFICATE
EXHIBIT K         ERISA CERTIFICATE
EXHIBIT L         [RESERVED]
EXHIBIT M         CERTIFICATE RE: PREPAID LOANS
EXHIBIT N         REPRESENTATION LETTER CONCERNING "DISQUALIFIED
                  ORGANIZATIONS"
EXHIBIT O         FORMAT FOR TAPE INPUT, SERVICER PERIOD REPORTING

          POOLING AND SERVICING AGREEMENT, relating to "Life Financial Services Trust 1997-1A" and "Life Financial Services Trust 1997-1B", dated as of February 28, 1997, by and among PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation, in its capacity as Depositor of the Trust (the "Depositor"), LIFE SAVINGS BANK, FEDERAL SAVINGS BANK, in its capacity as seller (the "Seller") and as servicer (the "Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, in its capacity as trustee (the "Trustee") and back-up servicer (the "Back-up Servicer").

          WHEREAS, the Depositor wishes to establish two trusts, each of which provides for the allocation and sale of the beneficial interests therein and the maintenance and distribution of the related trust estate;

          WHEREAS, the Servicer has agreed to service the Mortgage Loans, which constitute the principal assets of each trust estate;

          WHEREAS, the Trustee is willing to serve in the capacity of Trustee hereunder for each Trust; and

          WHEREAS, MBIA Insurance Corporation (the "Certificate Insurer") is intended to be a third party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Depositor, the Seller, the Servicer, the Trustee and the Back-up Servicer hereby agree as follows:


                                   ARTICLE I.
                                   DEFINITIONS

          Section 1.1 CERTAIN DEFINED TERMS.

          Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings.

          ACCEPTED SERVICING PRACTICES: The Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

          ACCOUNT: Any of the Collection Account, the Certificate Account, the Capitalized Interest Account, the Pre-Funding Account, the Insurance Account or the Reserve Account for either Trust.

          ACCRUAL PERIOD: With respect to the Class A-1 Certificates and any Distribution Date, the period commencing on the 15th day of the month immediately preceding the month in which such Distribution Date occurs or, in the case of the first Distribution Date, the Closing Date, and ending on the 14th day of the month in which such Distribution Date occurs and with respect to the Class A-2 Certificates and any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs or, in the case of the first Distribution Date, the period commencing on the Closing Date and ending on the last day of the calendar month immediately preceding the month n which the first Distribution Date occurs.

          ADDITION NOTICE: A written notice from the Seller to the Trustee, the Rating Agencies and the Certificate Insurer that the Seller desires to make a Subsequent Transfer to a Trust.

          ADJUSTED PASS-THROUGH RATE: With respect to a Trust and any Distribution Date, the percentage equal to the sum of (i) the related Class A Pass-Through Rate, (ii) the rate per annum at which the Trustee's Fee is determined and (iii) the Premium Percentage for such Trust.

          ADMINISTRATIVE COSTS: With respect to a Trust and any Distribution Date, the sum of the Trustee Fee, the Premium Amount and the Servicing Fee for such Distribution Date for such Trust.

          ADVERSE REMIC EVENT: An event described in Section 5.1.

          AFFILIATE: With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          AGREEMENT: This Pooling and Servicing Agreement, including the Exhibits hereto, and all amendments hereof and supplements hereto.

          APPRAISED VALUE: As to any Mortgaged Property and time referred to herein, when applicable, the appraised value of the Mortgaged Property based upon the appraisal made by or on behalf of the Seller or the Servicer at the time referred to therein or, in the case of a Mortgage Loan that is a purchase money mortgage loan, the sales price of the Mortgaged Property, if such sales price is less than such appraised value.

          ARM: A Mortgage Loan listed on the initial Mortgage Loan Schedule for Trust 1A and identified as an "ARM," or listed on a subsequent Mortgage Loan Schedule for Trust 1A and identified as an "ARM" and that has a Mortgage Interest Rate that adjusts on each Interest Adjustment Date by reference to the Index, subject to the applicable Periodic Rate Cap and the applicable Lifetime Floor and Lifetime Cap.

          ASSIGNMENT OF MORTGAGE: With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

          AUTHORIZED DENOMINATIONS: Each of the Class A Certificates is issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $1,000 or integral multiples of $1,000 in excess thereof; provided, however, that one Certificate is issuable in a denomination equal to any such multiple plus an additional amount such that the aggregate denomination of all Class A Certificates shall be equal to the applicable Original Certificate Principal Balance.

          AVAILABLE AMOUNT: With respect to a Trust and any Distribution Date, an amount equal to (i) the Servicer Distribution Amount for the related Trust for such Distribution Date plus any other amount the Servicer, the Seller, the Depositor or the Trustee is required to deposit in the Certificate Account for such Trust on or prior to such Distribution Date (other than from the Reserve Accounts or Insured Payments) minus (ii) the Trustee Fee and the Premium Amount for such Trust.

          BACK-UP SERVICER: The Trustee.

          BUSINESS DAY: Any day other than (a) a Saturday or Sunday, or (b) a day on which the Certificate Insurer or banking institutions located in the States of California, Minnesota or New York are authorized or obligated by law or executive order to be closed.

          CAPITALIZED INTEREST ACCOUNT: For each Trust, the related Capitalized Interest Account established in accordance with Section 6.1(a) hereof and maintained by the Trustee.

          CAPITALIZED INTEREST REQUIREMENT: With respect to a Trust and the Distribution Dates occurring in April 1997 and May 1997, (A) the product of (i) one-twelfth of the related Adjusted Pass-Through Rate as calculated as of such Distribution Date and (ii) the related Pre-Funded Amount as of the first day of the related Due Period, MINUS (B) 30 days' interest, at the related Mortgage Interest Rate, on the Subsequent Mortgage Loans transferred to the Trust during the related Due Period which had a Due Date after the related Subsequent Cut-Off Date during the related Due Period, MINUS (C) the amount of any related Pre-Funding Earnings earned from the last Distribution Date (or the Closing Date with respect the April 1997 Distribution Date) and deposited in the related Certificate Account pursuant to Section 6.1(e).

          CERCLA: The Comprehensive Environmental Response, Compensation and Liability Act of 1980.

          CERTIFICATE: Any Class A-1, Class A-2 or Class R Certificate executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee.

          CERTIFICATE ACCOUNT: For each Trust, the related Certificate Account established in accordance with Section 6.1(a) hereof and maintained by the Trustee.

          CERTIFICATEHOLDER or HOLDER: Except as provided in Article X, each Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent (except any consent required to be obtained pursuant to Section 10.2), waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Servicer or the Seller, or any Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Certificateholders pursuant to this Agreement, upon the Trustee's request, the Servicer and the Seller shall provide to the Trustee a notice identifying any of their respective Affiliates that is a Certificateholder, as of the date(s) specified by the Trustee in such request. Any Certificates on which payments are made under the Certificate Insurance Policy shall be deemed to be outstanding and held by the Certificate Insurer to the extent of such payment.

          CERTIFICATEHOLDERS' INTEREST CARRYOVER: For any Distribution Date for Trust 1A for which the Class A-1 Pass-Through Rate is limited by the Weighted Average Rate Cap, the excess, if any, of interest that would have been due on such Certificates for such Distribution Date if interest had been calculated without giving effect to the Weighted Average Rate Cap over interest due on such Distribution Date calculated at the Weighted Average Rate Cap plus any Certificateholders' Interest Carryover remaining unpaid for any prior Distribution Date plus interest thereon at the Class A-1 Pass- Through Rate calculated without giving effect to the Weighted Average Rate Cap.

          CERTIFICATE INSURANCE POLICY: The Certificate Guaranty Insurance Policy No. 23495, in the case of Trust 1A, and Policy No. 23496, in the case of Trust 1B, dated the Closing Date, issued by the Certificate Insurer for the benefit of the related Class A Certificateholders, a copy of each which is attached hereto as Exhibits A-1 and A-2.

          CERTIFICATE INSURER: MBIA Insurance Corporation, a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

          CERTIFICATE INSURER DEFAULT: The failure, and continuance of such failure, by the Certificate Insurer to make a required payment when due under the Certificate Insurance Policy.

          CERTIFICATE PRINCIPAL BALANCE: As to any particular Class A Certificate and date of determination, the product of the Percentage Interest evidenced thereby and the related aggregate Class A Certificate Principal Balance as of such date.

          CERTIFICATE REGISTER: For each Trust, as described in Section 4.2(a).

          CIVIL RELIEF ACT: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          CIVIL RELIEF ACT INTEREST SHORTFALL: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Civil Relief Act, the amount, if any, by which
(a) interest collectible on such Mortgage Loan during the most recently ended calendar month is less than (b) the sum of one month's interest on the Principal Balance of such Mortgage Loan, calculated at a rate equal to the Mortgage Interest Rate.

          CLASS A CERTIFICATE: A Class A-1 Certificate or Class A-2 Certificate, as the case may be.

          CLASS A CERTIFICATEHOLDER: The Holder of a Class A Certificate.

          CLASS A CERTIFICATE PRINCIPAL BALANCE: As of any time of determination for a Trust, the related Original Certificate Principal Balance less any amounts distributed with respect to principal thereon on all prior Distribution Dates.

          CLASS A CURRENT INTEREST: With respect to the Class A Certificates of a Trust for any Distribution Date, the product of (x) one-twelfth of the related Class A Pass-Through Rate applicable to such Distribution Date and (y) the related Class A Certificate Principal Balance as of such Distribution Date (and prior to making any distributions on such Distribution Date).

          CLASS A DISTRIBUTION AMOUNT: With respect to the Class A Certificates of a Trust for any Distribution Date, the sum of (a) the related Class A Interest Distribution Amount for such Distribution Date and (b) the related Class A Principal Distribution Amount for such Distribution Date.

          CLASS A FINAL SCHEDULED MATURITY DATE: For each Trust, the June 2028 Distribution Date.

          CLASS A FORMULA DISTRIBUTION AMOUNT: With respect to any Distribution Date for a Trust, the sum of the related Class A Interest Distribution Amount and the related Class A Principal Distribution Amount calculated pursuant to (b) of the definition thereof.

          CLASS A INTEREST DISTRIBUTION AMOUNT: With respect to the Class A Certificates of a Trust for any Distribution Date an amount equal to (a) the related Class A Current Interest, MINUS (b) the related Mortgage Loan Interest Shortfall.

          CLASS A PASS-THROUGH RATE: The Class A-1 Pass-Through Rate or the Class A-2 Pass-Through Rate, as the case may be.

          CLASS A PRINCIPAL DISTRIBUTION AMOUNT: With respect to the Certificates of a Trust for any Distribution Date, the lesser of:

          (a) the excess of (i) the sum, as of such Distribution Date, of (A) the related Available Amount plus (B) amounts on deposit in and available to be withdrawn from the related Reserve Account, plus (C) any Insured Payment to such Trust over (ii) the related Class A Interest Distribution Amount; and

          (b) the sum, without duplication, of:

               (i) with respect to each related Mortgage Loan, (A) all scheduled installments of principal actually received, and the principal portion of all Periodic Advances actually made, during the related Due Period and (B) all prepayments, curtailments and other unscheduled receipts of principal other than Liquidation Proceeds,

               (ii) the Principal Balance of each related Mortgage Loan that either was repurchased by the Seller or by the Depositor or purchased by the Servicer with respect to the related Distribution Date, to the extent such Principal Balance is actually received by the Trustee,

               (iii) any Substitution Adjustments delivered by the Servicer or the Seller with respect to the related Servicer Distribution Date in connection with a substitution of a Mortgage Loan relating to such Trust, to the extent such Substitution Adjustments are actually received by the Trustee,

               (iv) with respect to each related Mortgage Loan that became a Liquidated Mortgage Loan during the prior calendar month, the Principal Balance of such Mortgage Loan immediately prior to the time when such Mortgage Loan became a Liquidated Mortgage Loan;

               (v) any moneys released from the related Pre-Funding Account as a prepayment of the related Class A Certificates on or prior to the Distribution Date which immediately follows the end of the related Pre- Funding Period; and

               (vi) the proceeds received by the Trustee of any termination of the related Trust Fund (to the extent such proceeds relate to principal).

          CLASS A-1 CERTIFICATE: Any Certificate designated as a "Class A-1 Certificate" on the face thereof, in the form of Exhibit B-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein. The Class A-1 Certificates shall be issued in an initial aggregate Certificate Principal Balance equal to the Original Class A-1 Certificate Principal Balance.

          CLASS A-1 CERTIFICATEHOLDER: The Holder of a Class A-1 Certificate.

          CLASS A-1 CREDIT ENHANCEMENT DISTRIBUTION AMOUNT: The Credit Enhancement Distribution Amount for Trust 1A.

          CLASS A-1 PASS-THROUGH RATE: With respect to the first Distribution Date, 5.866% per annum and with respect to each Distribution Date thereafter the lesser of (i) LIBOR for the related Interest Determination Date plus the Margin and (ii) the Weighted Average Rate Cap.

          CLASS A-2 CERTIFICATE: Any Certificate designated as a "Class A-2 Certificate" on the face thereof, in the form of Exhibit B-2 hereof, and authenticated by the Trustee in accordance with the procedures set forth herein. The Class A-2 Certificate shall be issued in an initial aggregate Certificate Principal Balance equal to the Original Class A-2 Certificate Principal Balance.

          CLASS A-2 CERTIFICATEHOLDER: The Holder of a Class A-2 Certificate.

          CLASS A-2 CREDIT ENHANCEMENT DISTRIBUTION AMOUNT: The Credit Enhancement Distribution Amount for Trust 1B.

          CLASS A-2 PASS-THROUGH RATE: With respect to any Distribution Date, the per annum rate equal to 7.485% plus, with respect to any Distribution Date occurring after the Clean-up Call Date, 0.50% per annum.

          CLASS R CERTIFICATE: With respect to Trust 1A, any Certificate denominated as a Class R Certificate and subordinate to the Class A-1 Certificates in right of payment to the extent set forth herein, which Certificate shall be in the form of Exhibit B-3 hereto.

          CLASS R CERTIFICATEHOLDER: A Holder of a Class R Certificate.

          CLEAN-UP CALL DATE: The date on which the aggregate Principal Balance of the Mortgage Loans in each Trust is less than 5% of the sum of (i) the related Original Pool Principal Balance and (ii) the related Original Pre-Funded Amount.

          CLOSING DATE: March 26, 1997.

          CODE: The Internal Revenue Code of 1986, as amended.

          COLLECTION ACCOUNT: For each Trust, the Eligible Account established and maintained pursuant to Section 5.2(b).

          COMMISSION: The Securities and Exchange Commission.

          COMPENSATING INTEREST: For each Trust, as defined in Section 6.9 hereof.

          CREDIT ENHANCEMENT DISTRIBUTION AMOUNT: With respect to a Trust and any Distribution Date, the excess of the related Class A Formula Distribution Amount over the related Available Amount for such Distribution Date.

          CUMULATIVE LIQUIDATED LOAN LOSS: As of any date of determination for a Trust, the sum of all Liquidated Loan Losses with respect to the related Mortgage Loans since the Closing Date.

          CURTAILMENT: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

          CUT-OFF DATE: With respect to the Initial Mortgage Loans, the Initial Cut-Off Date, and with respect to the Subsequent Mortgage Loans, the Subsequent Cut-Off Date.

          CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE: For each Trust, the aggregate Principal Balance of the related Mortgage Loans as of the Cut-Off Date.

          DEBT SERVICE REDUCTION: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan in a proceeding under the Bankruptcy Code, except such a reduction that constitutes a Deficient Valuation or a permanent forgiveness of principal.

          DEFICIENCY AMOUNT: As of any Distribution Date for a Trust, the excess, if any, of the related Credit Enhancement Distribution Amount over any remaining amounts on deposit in and available to be withdrawn from the Trust 1A Reserve Account and the Trust 1B Reserve Account.

          DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

          DELETED MORTGAGE LOAN: A Mortgage Loan replaced by or to be replaced by a Qualified Substitute Mortgage Loan.

          DELINQUENCY CALCULATION AMOUNT: For any Distribution Date for a Trust, the sum of (i) 25% of the aggregate Principal Balance of all related Mortgage Loans that are 30-59 days Delinquent, (ii) 50% of the aggregate Principal Balance of all related Mortgage Loans that are 60-89 days Delinquent and (iii) 100% of the aggregate Principal Balance of all related Mortgage Loans that are 90 or more days Delinquent (including foreclosures and REO Properties).

          DELINQUENCY RATIO: With respect to a Trust and any Distribution Date, the percentage equivalent of a fraction (a) the numerator of which equals the aggregate Principal Balances of all related Mortgage Loans that are 60 or more days Delinquent, in foreclosure or converted to REO Property as of the last day of such Due Period and (b) the denominator of which is the aggregate Principal Balance of the related Mortgage Loans as of the last day of such Due Period.

          DELINQUENT: A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

          DEPOSITOR: Prudential Securities Secured Financing Corporation, a Delaware corporation, and any successor thereto.

          DEPOSITORY: The Depository Trust Company, 55 Water Street, New York, New York 10041 and any successor Depository hereafter named.

          DIRECT PARTICIPANT: Any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depository.

          DISTRIBUTION DATE: The 15th day of any month or if such 15th day is not a Business Day, the first Business Day immediately following, commencing on April 15, 1997.

          DUE DATE: With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month preceding the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due.

          DUE PERIOD: With respect to each Distribution Date, the calendar month preceding such Distribution Date.

          ELIGIBLE ACCOUNT: Either (A) a segregated account or accounts maintained with an institution (which may include the Trustee, provided such institution otherwise meets these requirements) whose deposits are insured by the FDIC, the long-term unsecured and uncollateralized debt obligations of which institution shall be rated AA or better by S&P and Aa2 or better by Moody's and in the highest short term rating category by S&P and Moody's, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution (including the Trustee) duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws,
(iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer and the Rating Agencies or (B) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company acceptable to the Certificate Insurer (which may include the Trustee, provided that the Trustee otherwise meets these requirements), having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity. Neither Life Savings Bank, Federal Savings Bank, nor any of its Affiliates shall hold any Eligible Account hereunder. Notwithstanding the foregoing, the Collection Account may be maintained with Union Bank of California, so long as the long-term unsecured and uncollateralized debt obligations of Union Bank of California or any parent of Union Bank of California are rated at least A or better by S&P and Moody's, and the short-term unsecured and uncollateralized debt obligations are rated A-1 by S&P and P-1 by Moody's, and such account with Union Bank of California shall be deemed an Eligible Account for all purposes under this Agreement.

          ERISA: As defined in Section 4.2(j) hereof.

          ESTIMATED VALUE: As to any Mortgaged Property and time referred to herein, when applicable, and in the absence of an Appraised Value, the estimated value.

          EVENT OF DEFAULT: As described in Section 7.1.

          FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

          FHLMC: The Federal Home Loan Mortgage Corporation, and any successor thereto.

          FIXED RATE LOAN: (i) Each fixed rate, closed end, loan identified as such on the Mortgage Loan Schedule for Trust 1B on the Closing Date, (ii) any additional such fixed rate, closed end, loans identified as such on the Mortgage Loan Schedule for Trust 1B after the Closing Date, as such schedule is amended and supplemented from time to time to reflect the transfer of the Subsequent Mortgage Loans which are Fixed Rate Loans, the deletion of the Deleted Mortgage Loans which are Fixed Rate Loans and the substitution of Qualified Substitute Mortgage Loans which are Fixed Rate Loans for Deleted Mortgage Loans (iii) each Mortgage Note evidencing any loan referred to in (i) or (ii) above, including all amounts now or hereafter due under such Mortgage Notes whether relating to such loans or other loans which may be made from time to time and (iv) the related Mortgage.

          FNMA: The Federal National Mortgage Association, and any successor thereto.

          FORECLOSURE PROFITS: As to any Servicer Distribution Date for a Trust, the excess, if any, of (i) Net Liquidation Proceeds in respect of each related Mortgage Loan that became a Liquidated Mortgage Loan during the month immediately preceding the month of such Servicer Distribution Date over (ii) the sum of the unpaid principal balance of each such Liquidated Mortgage Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Mortgage Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid pursuant to Section 5.6 to the first day of the month following the month in which such Mortgage Loan became a Liquidated Mortgage
Loan).

          GROSS MARGIN: As to each ARM, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the applicable Index on each Interest Adjustment Date to determine (subject to rounding, any applicable statutory maximum interest rate, the Lifetime Floor, the Lifetime Cap and the Periodic Rate Cap) the Mortgage Interest Rate on such ARM until the next Interest Adjustment Date.

          INDEX: Either LIBOR Index or the Treasury Index, as the case may be.

          INDIRECT PARTICIPANT: Any financial institution for whom any Direct Participant holds an interest in a Class A Certificate.

          INITIAL CUT-OFF DATE: The close of business on February 28, 1997 (or with respect to any Initial Mortgage Loan originated after February 28, 1997, the date of origination of such Initial Mortgage Loan).

          INITIAL MORTGAGE LOANS: For each Trust, the Mortgage Loans delivered to the Trustee by the Depositor on the Closing Date.

          INSURANCE ACCOUNT: For each Trust, the Insurance Account established in accordance with Section 6.4(g) hereof and maintained by the Trustee.

          INSURANCE AGREEMENT: The Insurance Agreement dated as of February 28, 1997 among the Certificate Insurer, the Depositor, the Servicer, the Seller, the Trustee and the Back-up Servicer as such agreement may be amended or supplemented in accordance with the provisions thereof.

          INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices. "Insurance Proceeds" do not include "Insured Payments."

          INSURED PAYMENT: For a Trust (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

          INTEREST ADJUSTMENT DATE: With respect to an ARM, the date on which the Mortgage Interest Rate is or may be adjusted with respect to such ARM.

          INTEREST COLLECTIONS: All amounts (including, without limitation, Monthly Payments (or Periodic Advances in respect thereof) and Liquidation Proceeds) collected on any Mortgage Loan allocable to interest pursuant to the terms of the related Mortgage Note, or if no provision for allocation is made therein, pursuant to the terms hereof.

          INTEREST DETERMINATION DATE: With respect to any Accrual Period applicable to the Class A-1 Certificates, the second London Business Day preceding the first day of such Accrual Period.

          LATE PAYMENT RATE: Has the meaning ascribed thereto in the Insurance Agreement.

          LIBOR: With respect to any Accrual Period applicable to the Class A-1 Certificates, the rate determined by the Trustee on the related Interest Determination Date on the basis of the offered rates for one-month U.S. dollar deposits, as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. On each Interest Determination Date, LIBOR for the related Accrual Period applicable to the Class A-1 Certificates will be established by the Trustee. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time) on that day to prime banks in the London interbank market for one-month U.S. dollar deposits:

          (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%).

          (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Accrual Period shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee at approximately 11:00 a.m. (New York City time) on that day for loans to leading European banks for one-month U.S. dollar loans (commencing on the Interest Determination Date).

          LIBOR INDEX: The London Interbank Offered Rate for six-month U.S. dollar deposits either as specified in the related Mortgage Note or as announced by the Federal National Mortgage Association and available as of the date 45 days before each Interest Adjustment Date.

          LIFETIME CAP: As to any ARM, the maximum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule for Trust 1A.

          LIFETIME FLOOR: As to any ARM, the minimum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule for Trust 1A.

          LIQUIDATED LOAN LOSS: With respect to a Trust and any Distribution Date, the aggregate of the amount of losses with respect to each related Mortgage Loan which became a Liquidated Mortgage Loan prior to the Due Date preceding such Distribution Date, equal to the excess, if any, of (i) the unpaid principal balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month in which such Mortgage Loan became a Liquidated Mortgage Loan, over (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

          LIQUIDATED MORTGAGE LOAN: A Mortgage Loan shall be a "Liquidated Mortgage Loan" upon the first to occur of (i) the Servicer determines that such Mortgage Loan has become 180 days delinquent or (ii) the date the Servicer determines that all amounts which it expects to recover with respect to such Mortgage Loan have been recovered.

          LIQUIDATION EXPENSES: Out-of-pocket expenses incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Servicer pursuant to Sections 5.4 and 5.6 respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds. In no event may Liquidation Expenses with respect to a Liquidated Mortgage Loan exceed the related Liquidation Proceeds.

          LIQUIDATION PROCEEDS: The amount (other than Insurance Proceeds) received by the Servicer in connection with (i) the taking of all or a part of Mortgaged Property by exercise of the power of eminent domain or condemnation or
(ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale, REO Disposition or otherwise.

          LOAN REPURCHASE PRICE: As defined in Section 2.6(b).

          LOAN-TO-VALUE RATIO OR LTV OR COMBINED LOAN-TO-VALUE RATIO OR CLTV: As to any Mortgage Loan at any time, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the Principal Balance thereof at such time and (ii) the unpaid principal balance of the related first mortgage loan, if any, as of such time, and the denominator of which is the Appraised Value (or Estimated Value if there is no Appraised Value) of the related Mortgaged Property as of the date of the appraisal (or estimate) used by or on behalf of the Seller to underwrite such Mortgage Loan.

          LONDON BUSINESS DAY: Any day in which banks in the City of London are open and conducting transactions in U.S. dollars.

          MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class A Certificates of a Trust evidencing Percentage Interests in the Trust in excess of 50.1% in the aggregate.

          MARGIN: 0.21%, but for each Distribution Date after the Clean-up Call Date, 0.42%.

          MATERIAL DISCREPANCY: As defined in Section 11.3(c).

          MONTHLY EXCESS CASH FLOW: For any Distribution Date for a Trust, the excess, if any, of (i) all interest collected on the related Mortgage Loans or for which Periodic Advances were made by the Servicer during the related Due Period over (ii) the sum of the related Class A Interest Distribution Amount and the related Administrative Costs for such Distribution Date.

          MONTHLY PAYMENT: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon as specified for such Due Date in the related amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations or similar proceeding or any moratorium or similar waiver or grace period).

          MOODY'S: Moody's Investors Service, Inc., a corporation organized and existing under Delaware law, or any successor thereto and if such corporation no longer for any reason performs the services of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Certificate Insurer.

          MORTGAGE: The mortgage, deed of trust or other instrument creating a first or second lien on the Mortgaged Property.

          MORTGAGE FILE: With respect to each Mortgage Loan, a file as described in Exhibit C and, as to each Mortgage Loan, including the documents described in
Section 2.5 hereof.

          MORTGAGE INTEREST RATE: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) for each Fixed Rate Loan the Mortgage Interest Rate for such Fixed Rate Loan indicated on the Mortgage Loan Schedule, (b) for each ARM and prior to the first Interest Adjustment Date for each such ARM occurring after the Cut-Off Date, the current Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (c) for each ARM and from and after such first Interest Adjustment Date, the sum of the applicable Index for the most recent Interest Adjustment Date and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Lifetime Cap and the Lifetime Floor and any applicable statutory maximum interest rate as set forth in the related Mortgage Note, that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

          MORTGAGE LOAN: For each Trust, the Initial Mortgage Loans and the Subsequent Mortgage Loans, together with any Qualified Substitute Mortgage Loans substituted therefor in accordance with this Agreement, as from time to time are held as a part of the related Trust Fund, the Initial Mortgage Loans originally so held being identified in the related initial Mortgage Loan Schedule. The term Mortgage Loan shall include each ARM and Fixed Rate Loan. When used in respect of any Distribution Date for a Trust, the term Mortgage Loans shall mean all related Mortgage Loans (including those in respect of which the Trustee has acquired the related Mortgaged Property) which have not been repaid in full prior to the related Due Period, did not become Liquidated Mortgage Loans prior to such related Due Period or were not repurchased or replaced by the Seller prior to such related Due Period; provided, however, that this sentence shall not prohibit the related Trust Fund from being entitled to any recoveries or other proceeds on a related Mortgage Loan to which it otherwise would be entitled after such Mortgage Loan becomes a Liquidated Mortgage Loan.

          MORTGAGE LOAN INTEREST SHORTFALL: With respect to any Distribution Date for a Trust, as to any related Mortgage Loan, the sum of (a) any Prepayment Interest Shortfall for which no payment of Compensating Interest is paid in respect of such Mortgage Loan for such Distribution Date and (b) any Civil Relief Act Interest Shortfall in respect of such Mortgage Loan for such Distribution Date.

          MORTGAGE LOAN SCHEDULE: For each Trust, the initial schedule of Initial Mortgage Loans as of the Initial Cut-Off Date as attached hereto as Exhibit D, which will be deemed to be modified automatically upon any replacement, sale, substitution, liquidation, transfer or addition of any Mortgage Loan, including the addition of a Subsequent Mortgage Loan, pursuant to the terms hereof. The initial Mortgage Loan Schedule for a Trust sets forth as to each related Initial Mortgage Loan, and any subsequent Mortgage Loan Schedule for such Trust provided in connection with the related Subsequent Mortgage Loans will set forth as to each Subsequent Mortgage Loan: (i) its identifying number and the name of the related Mortgagor; (ii) the billing address for the related Mortgaged Property including the state and zip code; (iii) its date of origination; (iv) the original number of months to stated maturity; (v) the original stated maturity; (vi) the original Principal Balance; (vii) its Cut-Off Date Balance; (viii) the Mortgage Interest Rate; (ix) the scheduled monthly payment of principal and interest; (x) whether such Mortgage Loan is an ARM or Fixed Rate Loan; and (xi) with respect to an ARM, the Gross Margin, the Lifetime Cap, the Lifetime Floor, the Periodic Rate Cap and the first Interest Adjustment Date after the Cut-Off Date.

          MORTGAGE NOTE: The original, executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          MORTGAGED PROPERTY: The underlying property or properties securing a Mortgage Loan, consisting of a fee simple estate in one or more parcels of land.

          MORTGAGOR: The obligor on a Mortgage Note.

          NET FORECLOSURE PROFITS: As to any Servicer Distribution Date for a Trust, the excess, if any, of (i) the related aggregate Foreclosure Profits with respect to such Servicer Distribution Date over (ii) related Liquidated Loan Losses with respect to such Servicer Distribution Date.

          NET LIQUIDATION PROCEEDS: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances made by the Servicer with respect to such Liquidated Mortgage Loan. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

          NET MORTGAGE INTEREST RATE: With respect to each Mortgage Loan at any time of determination, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of the rates used to determine the related Administrative Costs. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

          NET REO PROCEEDS: As to any REO Property, REO Proceeds net of any related expenses of the Servicer related to such REO Property.

          NONRECOVERABLE ADVANCES: With respect to any Mortgage Loan, (a) any Periodic Advance previously made and not reimbursed from late collections pursuant to Section 5.3(e), or (b) a Periodic Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Certificate Insurer and the Trustee no later than the Business Day following such determination, would not ultimately be recoverable pursuant to Sections 5.3 and 5.4.

          OFFICER'S CERTIFICATE: A certificate signed by the Chairman of the Board, the President or a Vice President and the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller and/or the Servicer, or the Depositor, as required by this Agreement.

          OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be counsel for the Seller, the Servicer, the Trustee, a Certificateholder or a Certificateholder's prospective transferee or the Certificate Insurer (including except as otherwise provided herein, in-house counsel) reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to the qualification of the Trust as a grantor trust must be an opinion of counsel who (i) is in fact independent of the Seller, the Servicer and the Trustee, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Servicer or the Trustee or in an Affiliate thereof, (iii) is not connected with the Seller or the Servicer or the Trustee as an officer, employee, director or person performing similar functions and (iv) is reasonably acceptable to the Certificate Insurer. The Certificate Insurer shall be an addressee on each Opinion of Counsel relating to, or otherwise affecting, the Class A Certificates.

          ORIGINAL CERTIFICATE PRINCIPAL BALANCE: The Original Class A-1 Certificate Principal Balance or the Original Class A-2 Certificate Principal Balance, as the case may be.

          ORIGINAL CLASS A-1 CERTIFICATE PRINCIPAL BALANCE: $38,500,000.

          ORIGINAL CLASS A-2 CERTIFICATE PRINCIPAL BALANCE: $61,500,000.

          ORIGINAL POOL PRINCIPAL BALANCE: Original Trust 1A Pool Principal Balance or Original Trust 1B Pool Principal Balance, as the case may be.

          ORIGINAL TRUST 1A POOL PRINCIPAL BALANCE: The Pool Principal Balance of Trust 1A as of the Initial Cut-Off Date, which amount is equal to $33,609,478.29.

          ORIGINAL TRUST 1B POOL PRINCIPAL BALANCE: The Pool Principal Balance of Trust 1B as of the Initial Cut-Off Date, which amount is equal to $46,493,327.29.

          ORIGINAL PRE-FUNDED AMOUNT: Original Trust 1A Pre-Funded Amount or Original Trust 1B Pre-Funded Amount, as the case may be.

          ORIGINAL TRUST 1A PRE-FUNDED AMOUNT: $4,890,521.71.

          ORIGINAL TRUST 1B PRE-FUNDED AMOUNT: $15,006,672.71

          OWNERSHIP INTEREST: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          OWNER-OCCUPIED MORTGAGED PROPERTY: A Residential Dwelling as to which
(a) the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan, and (b) the Seller has no actual knowledge that such Residential Dwelling is not so occupied.

          PERCENTAGE INTEREST: With respect to a Class A Certificate of a Trust, the portion evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the denomination represented by such Certificate and the denominator of which is the related Original Certificate Principal Balance.

          PERIODIC ADVANCE: For each Trust, the aggregate of the advances required to be made by the Servicer on any Servicer Distribution Date pursuant to Section 5.16 hereof, the amount of any such advances being equal to the sum of:

          (a) Monthly Payments on each related Mortgage Loan due by the related Due Date but not received by the Servicer as of the close of business on the Business Day immediately preceding such Servicer Distribution Date, net of the related Servicing Fee; and

          (b) with respect to each related REO Property which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of (i) interest on the Principal Balance of such REO Mortgage Loan at the related Mortgage Interest Rate, net of the related Servicing Fee, for the most recently ended Due Period over (ii) the net income from the related REO Property transferred to the related Certificate Account for such Distribution Date;

PROVIDED, HOWEVER, that in each such case such advance has not been determined by the Servicer to be a Nonrecoverable Advance.

          PERIODIC RATE CAP: The provision in the Mortgage Note for each ARM which limits increases or decreases in the Mortgage Interest Rate on each Interest Adjustment Date to the rate set forth in the applicable Mortgage Note.

          PERMITTED INVESTMENTS: As used herein, Permitted Investments shall include only the following:

          (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States and any obligation of, or guaranties by, FHLMC or FNMA (other than senior debt obligations and mortgage pass- through certificates guaranteed by FHLMC or FNMA) shall be a Permitted Investment; PROVIDED, that at the time of such investment, such investment is acceptable to the Certificate Insurer, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

          (b) federal funds and certificates of deposit, time and demand deposits and banker's acceptances issued by any bank or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking authorities having an original term to maturity of not more than 365 days, provided that at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated A-1+ by S&P and P-1 by Moody's;

          (c) commercial paper (having original maturities of not more than 180 days) rated A- 1+ by S&P and P-1 by Moody's;

          (d) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and "Aaa" by Moody's that invest only in other Permitted Investments; and

          (e) investments approved by S&P, Moody's and the Certificate Insurer in writing delivered to the Trustee.

provided, that each such Permitted Investment shall (i) in the case of Trust 1A, be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code and (ii) evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity. Any Permitted Investment must mature no later than the Business Day prior to the next Distribution Date.

          PERMITTED TRANSFEREE: Any Person other than (a) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (b) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (c) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter I of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Class R Certificate, (d) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (e) any other Person so designated by the Trustee based upon an Opinion of Counsel to the Trustee and the Certificate Insurer that the transfer of an Ownership Interest in a Class R Certificate to such Person may cause either (i) Trust 1A to fail to qualify as a REMIC at any time that the Class A-1 Certificates are outstanding or (ii) Trust 1A or the related Trust Fund or any Person having an Ownership Interest in any Class of Certificates of Trust 1A, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of FHLMC, a majority of its board of directors is not selected by such governmental unit.

          PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

          POOL PRINCIPAL BALANCE: For a Trust, the related aggregate Principal Balances as of any date of determination.

          PREFERENCE AMOUNT: Any amount previously distributed to the Holder of a Class A Certificate that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final, nonappealable order of a court having competent jurisdiction.

          PREFERENCE CLAIM: As defined in Section 6.4(d).

          PRE-FUNDING ACCOUNT: For each Trust, the Pre-Funding Account established in accordance with Section 6.1(a) hereof and maintained by the Trustee.

          PRE-FUNDING AMOUNT: With respect to a Trust and any date, the amount on deposit in the related Pre-Funding Account.

          PRE-FUNDING EARNINGS: The actual investment earnings realized on amounts deposited in the related Pre-Funding Account.

          PRE-FUNDING PERIOD: For a Trust, the period commencing on the Closing Date and ending on the earliest of (i) the date on which the amount on deposit in the related Pre-Funding Account is less than $100,000, (ii) the date on which an Event of Default occurs or (iii) May 15, 1997.

          PREMIUM AMOUNT: For each Trust, the product of the Premium Percentage and the related Class A Certificate Principal Balance immediately prior to the related Distribution Date.

          PREMIUM PERCENTAGE: For each Trust, has the meaning set forth in the Insurance Agreement.

          PREPAYMENT ASSUMPTION: A constant prepayment rate of 25%, in the case of the Class A-1 Certificates, and 17%, in the case of the Class A-2 Certificates, used solely for determining the accrual of original issue discount and market discount on the related Class A Certificates for federal income tax purposes.

          PREPAYMENT INTEREST SHORTFALL: With respect to a Trust and any Distribution Date, for each related Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment, an amount equal to the excess, if any, of (a) 30 days' interest on the Principal Balance of such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act), minus the rate at which the Servicing Fee is calculated over (b) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment less the Servicing Fee for such Mortgage Loan in such month.

          PRINCIPAL BALANCE: As to any Mortgage Loan and any date of determination, the outstanding principal balance of such Mortgage Loan as of such date of determination after giving effect to prepayments received prior to the end of the related Due Period, Deficient Valuations incurred prior to the related Due Date and the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. The Principal Balance of a Mortgage Loan which becomes a Liquidated Mortgage Loan on or prior to such Due Date shall be zero; provided, however, that for purposes of calculating the Loan Repurchase Price of a Mortgage Loan, the Principal Balance of a Mortgage Loan shall be calculated without regard to this sentence.

          PRINCIPAL COLLECTIONS: All amounts collected with respect to a Mortgage Loan, including, without limitation, Monthly Payments (or Periodic Advances made in respect thereof), any Loan Repurchase Price and Substitution Adjustments allocable to principal pursuant to the terms of the related Mortgage Note, or, if no provision for allocation is made therein, in accordance with the terms hereof.

          PRINCIPAL PREPAYMENT: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

          PROHIBITED TRANSACTION: A "prohibited transaction" under the REMIC Provisions.

          PROSPECTUS SUPPLEMENT: The Prospectus Supplement dated March 24, 1997 relating to the Class A Certificates filed with the Commission in connection with the Registration Statement heretofore filed with the Commission pursuant to Rule 424(b)(2) or 424(b)(5).

          PURCHASE AGREEMENT: The Mortgage Loan Purchase Agreement, dated as of the date hereof, between the Seller and the Depositor relating to the sale of the Mortgage Loans to the Depositor.

          QUALIFIED APPRAISER: An appraiser, duly appointed by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

          QUALIFIED MORTGAGE: The meaning set forth from time to time in the definition of "Qualified Mortgage" at Section 860G(a)(3) of the Code (or any successor statute thereto).

          QUALIFIED SUBSTITUTE MORTGAGE LOAN: A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.6 or 3.3 hereof, which (i) HAS or have an interest rate at least equal to that applicable to the Deleted Mortgage Loan, (ii) relates or relate to a detached one-family residence or to the same type of Residential Dwelling as the Deleted Mortgage Loan and in each case has or have the same or a better lien priority as the Deleted Mortgage Loan and has the same occupancy status or is an Owner Occupied Mortgaged Property, (iii) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan, (iv) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios at the time of such substitution no higher than the Loan-to-Value Ratio of the Deleted Mortgage Loan, (v) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) not substantially less and not more than the Principal Balance of the Deleted Mortgage Loan as of such date, (vi) has or have the same interest rate index and a margin over such index and maximum interest rate at least equal to those applicable to the Deleted Mortgage Loan if an ARM,
(vii) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" in Section 860G(a)(4) of the Code (or any successor statute thereto) and (viii) complies or comply as of the date of substitution with each representation and warranty set forth in Sections 3.01 and 3.02 of the Purchase Agreement. A Qualified Substitute Mortgage Loan, with respect to Trust 1A, must be an ARM and with respect to Trust 1B, must be a Fixed Rate Loan.

          RATING AGENCY: S&P or Moody's.

          RECORD DATE: The last Business Day of the month immediately preceding a month in which a Distribution Date occurs.

          REFERENCE BANKS: Bank of Tokyo-Mitsubishi, Ltd., Bankers Trust Company, Barclays Bank, PLC and National Westminster Bank, PLC; PROVIDED that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the relevant Interest Determination Date and (iii) which have been designated as such by the Trustee.

          REIMBURSEMENT AMOUNT: As of any Distribution Date for a Trust, the sum of (x) the amount of all related Insured Payments and other payments made by the Certificate Insurer pursuant to the related Certificate Insurance Policy which have not been previously repaid (y) any other amounts owing to the Certificate Insurer pursuant to the Insurance Agreement, and (z) interest accrued on such amounts calculated at the Late Payment Rate. The Certificate Insurer shall notify the Trustee and the Depositor of the amount of any Reimbursement Amount.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC CHANGE OF LAW: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to the REMIC and the REMIC Provisions issued after the Closing Date.

          REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter I of the Code, and related provisions, and temporary and final regulations promulgated thereunder and published rulings, notices and announcements, as the foregoing may be in effect from time to time.

          REO DISPOSITION: The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure.

          REO MORTGAGE LOAN: Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage
Note is discharged and the related Mortgaged Property is held as part of the Trust Fund.

          REO PROCEEDS: Proceeds received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property).

          REO PROPERTY: A Mortgaged Property acquired by the Servicer in the name of the Trustee on behalf of the related Certificateholders and the Certificate Insurer through foreclosure or deed- in-lieu of foreclosure.

          REPORTS: As defined in Section 11.3(a).

          REPRESENTATION LETTER: Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Certificates of a Trust registered in the related Certificate Register under the nominee name of the Depository.

          REQUEST FOR RELEASE: A request for release in substantially the form attached as Exhibit H hereto.

          REQUIRED RESERVE ACCOUNT LEVEL: For each Trust, as of any Distribution Date occurring during the period commencing on the Closing Date and ending on the later of the date on which the Certificateholders have received one-half of the related Original Certificate Principal Balance and the 36th Distribution Date following the Closing Date, the greater of:

          (i) 5.5% for Trust 1A and 10.1% for Trust 1B of the related Original Certificate Principal Balance and

          (ii) Twice the excess, if any, of (x) the aggregate Principal Balances of all related Mortgage Loans that are 91 or more days Delinquent (including foreclosures, bankruptcies and REO Properties) over (y) three times the related Monthly Excess Cashflow for Trust 1A or five times the related Monthly Excess Cashflow for Trust 1B, as applicable, for such Distribution Date.

          As of any Distribution Date occurring thereafter, the greater of:

          (i) The lesser of (x) 5.5% for Trust 1A and 10.1% for Trust 1B of the related Original Certificate Principal Balance and (y) 11.0% for Trust 1A and 20.2% for Trust 1B of the related current Class A Certificate Principal Balance;

          (ii) Twice the excess, if any, of (x) the aggregate Principal Balances of all related Mortgage Loans that are 91 or more days delinquent (including REO Properties) over (y) three times the related Monthly Excess Cashflow for Trust 1A and five times the related Monthly Excess Cashflow for Trust 1B, as applicable, for such Distribution Date, and

          (iii) 0.50% of the related Original Certificate Principal Balance.

          Notwithstanding any of the above, the Required Reserve Account Level for Trust 1B shall increase to 12.65% of the related Original Certificate Principal Balance in the event that on any date of determination (1) the three month rolling average of 60+ day delinquencies is equal to 4.00% or greater or
(2) the related Three Month Annualized Default Rate is equal to or greater than 3.5% or (3) related Cumulative Liquidated Loan Losses meet or exceed the following:

      MONTH  OF                        CUMULATIVE LIQUIDATED
    DETERMINATION                          LOAN LOSSES

          0 - 12                              1.5%
         13 - 24                              3.0%
         25 - 36                              4.5%
         37 - 48                              6.0%
         49 - 60+                             7.5%


          The Required Reserve Account Level for Trust 1B may step down pursuant to the first paragraph of the definition of "Required Reserve Account Level" if for six consecutive months the three month rolling average of 60+ day delinquencies remains below 4.00% and the related Three Month Average Annualized Default Rate is less than 3.5% and related Cumulative Liquidated Loan Losses remain below the levels set forth above for the relevant month of determination.

          At the time of any related Subsequent Transfer, in accordance with
Section 2.03, the Certificate Insurer may, by written notice to the Servicer, the Trustee, the Depositor and the Rating Agencies, require a deposit by the Seller into the related Reserve Account, in light of the characteristics of the Subsequent Mortgage Loans actually delivered to the Trust on the related Subsequent Transfer Date. In addition, during or within five days following the end of the related Pre-Funding Period, the Certificate Insurer may, by written notice to the Servicer, the Trustee, the Depositor and the Rating Agencies, increase the Required Reserve Account Level in light of the characteristics of the Subsequent Mortgage Loans actually delivered to the Trust. In making such determinations, the Certificate Insurer shall apply the same standards and methodology as were applied with respect to the related Initial Mortgage Loans. In addition, the Certificate Insurer may reduce the requirements relating to the Required Reserve Account Level without the consent of any Certificateholders. The Trustee shall send a copy of any such amendment to each Rating Agency. No Opinion of Counsel pursuant to Section 10.3 shall be required in connection with any such amendment.

          RESERVE ACCOUNT: For each Trust, the Reserve Account established and pledged to the related Trust in accordance with Section 6.4 hereof and maintained by the Reserve Account Trustee. A Reserve Account shall not be part of the related Trust Fund.

          RESERVE ACCOUNT BALANCE: With respect to a Trust and any date of determination, the aggregate amount then on deposit in the related Reserve Account.

          RESERVE ACCOUNT TRUST: Reserve Account Trust 1A or Reserve Account Trust 1B, as the case may be.

          RESERVE ACCOUNT TRUST 1A: The LFS 1997-1A Reserve Account Trust established pursuant to Section 6.4 hereof and maintained by the Reserve Account Trustee.

          RESERVE ACCOUNT TRUST 1B: The LFS 1997-1B Reserve Account Trust established pursuant to Section 6.4 hereof and maintained by the Reserve Account Trustee.

          RESERVE ACCOUNT TRUSTEE: Norwest Bank Minnesota, National Association, in its capacity as Trustee of each Reserve Account Trust.

          RESIDENTIAL DWELLING: A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development, a townhouse or a manufactured housing unit which is non-mobile.

          RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller or the Servicer, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

          S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto and if such corporation no longer for any reason performs the services of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized statistical rating organization designated by the Certificate Insurer.

          SCHEDULED PRINCIPAL BALANCE: With respect to any Mortgage Loan on any Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding (other than a Deficient Valuation) or any moratorium or similar waiver or grace period), after giving effect to any Principal Prepayments and the principal portion of Net Liquidation Proceeds received during or prior to the immediately preceding Due Period, and the Monthly Payment due on such Due Date irrespective of any delinquency in payment. The Scheduled Principal Balance of any Mortgage Loan that becomes a Liquidated Mortgage Loan shall be zero.

          SELLER: Life Savings Bank, Federal Savings Bank

          SERVICER: Life Savings Bank, Federal Savings Bank, or any successor appointed as herein provided.

          SERVICER DISTRIBUTION AMOUNT: With respect to a Trust and any Servicer Distribution Date, an amount equal to the sum of (i) all unscheduled collections of principal and interest on the related Mortgage Loans (including Principal Prepayments, Net REO Proceeds and Net Liquidation Proceeds, if any) collected by the Servicer during the related Due Period and all related scheduled Monthly Payments due on the Due Date and received by the Servicer on or prior to the Business Day preceding such Servicer Distribution Date, (ii) all Periodic Advances made by the Servicer with respect to payments due to be received on the related Mortgage Loans on the related Due Date and (iii) any other amounts required to be placed in the related Collection Account by the Servicer pursuant to this Pooling and Servicing Agreement but excluding the following:

          (a) amounts received on particular related Mortgage Loans as late payments of principal or interest, or as Net Liquidation Proceeds, with respect to which the Servicer has previously made an unreimbursed Periodic Advance to the extent of such Periodic Advance;

          (b) amounts received on a particular related Mortgage Loan with respect to which the Servicer has previously made an unreimbursed Servicing Advance to the extent of such Servicing Advance;

          (c) those portions of each payment of interest on a particular related Mortgage Loan which represent the Servicing Fee (subject to the subordination of the Servicing Fee for the first six months following the Closing Date as described in Section 5.8);

          (d) that portion of related Liquidation Proceeds and related REO Proceeds that represents any unpaid Servicing Fee;

          (e) all net income from Permitted Investments that is held in the related Collection Account for the account of the Servicer;

          (f) all amounts in respect of related Mortgage Loans representing late fees, assumption fees, prepayment fees and similar fees;

          (g) related Net Foreclosure Profits; and

          (h) certain other amounts which are reimbursable to the Servicer from the related Collection Account, as provided in this Pooling and Servicing Agreement.

          SERVICER DISTRIBUTION DATE: With respect to a Trust and any Distribution Date, the 10th day of the month in which such Distribution Date occurs, or if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day.

          SERVICING ADVANCES: All reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations relating to the enforcement of a Trust's rights under a related Mortgage Loan, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures and (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Section 5.3.

          SERVICING COMPENSATION: For each Trust, the Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 5.8.

          SERVICING FEE: As to each Mortgage Loan, the annual fee payable to the Servicer, which is calculated as an amount equal to the product of (i) (a) for Trust 1A, 0.65% per annum for the period commencing on the Issue Date and ending on the Distribution Date in March 1998, and (b) 1.0% per annum thereafter; (ii) for Trust 1B, 1.0% per annum, and (b) the Scheduled Principal Balance thereof. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee includes any servicing fees owed or payable to any subservicer.

          SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Certificate Insurer by the Servicer, as such list may from time to time be amended.

          SPECIAL ADVANCE: As defined in Section 5.16 hereof.

          STARTUP DATE: The day designated as such pursuant to Section 2.11 hereof.

          SUBSEQUENT CUT-OFF DATE: As to the Subsequent Mortgage Loans, the date specified in the Addition Notice delivered in connection therewith.

          SUBSEQUENT MORTGAGE LOANS: The Mortgage Loans hereafter transferred and assigned to a Trust pursuant to Section 2.3.

          SUBSEQUENT TRANSFER: The transfer and assignment by the Seller to the Depositor and by the Depositor to a Trust of the Subsequent Mortgage Loans pursuant to the terms hereof.

          SUBSEQUENT TRANSFER DATE: The Business Day on which a Subsequent Transfer occurs.

          SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Sections 2.6 or 3.3, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances of the related Deleted Mortgage Loans together with 30 days' interest thereon at the Mortgage Interest Rate.

          TAX MATTERS PERSON: The Person or Persons appointed pursuant to
Section 10.16 from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions) of Trust 1A.

          TAX RETURN: (i) In the case of Trust 1A, the federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of Trust 1A due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws, (ii) in the case of Trust 1B, any informational return and
(iii) all other information reports or returns that may be required to be filed under any applicable federal, state or local tax laws.

          TELERATE PAGE 3750: The display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          TERMINATION PRICE: As defined in Section 8.1(b).

          THREE MONTH AVERAGE ANNUALIZED DEFAULT RATE: For a Trust and any Distribution Date, the average of the ratios for the immediately preceding three months of the quotient of (1) 12 times the outstanding Principal Balance of all related Mortgage Loans that became Liquidated Mortgage Loans during the related Due Period, over (2) the related outstanding Pool Principal Balance as of the end of the related Due Period.

          TOTAL EXPECTED LOSSES: For a Trust and any Distribution Date, the sum of the related Cumulative Liquidated Loan Losses and the related Delinquency Calculation Amount.

          TRANSFER: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

          TRANSFEREE: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

          TRANSFEROR: Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

          TREASURY INDEX: The One-Year Constant Maturity Treasury Index as published by the Federal Reserve Board in the most recent edition of Federal Reserve Board Statistical Release No. H.15 (519) that is available 45 days before the related Interest Adjustment Date.

          TRUST: Trust 1A or Trust 1B, as the case may be.

          TRUST 1A: Life Financial Services Trust 1A, a trust created hereunder.

          TRUST 1A REMIC: The assets constituting Trust 1A with respect to which a REMIC election is made pursuant to Section 5.1, which assets shall consist of
(i) each ARM, (ii) the related Collection Account, (iii) the related Certificate Account, (iv) the related Certificate Insurance Policy and (v) all proceeds of the foregoing.

          TRUST 1A RESERVE ACCOUNT: The LFS 1997-1A Reserve Account established in accordance with Section 6.4 hereof.

          TRUST 1B: Life Financial Services Trust 1B, a trust created hereunder.

          TRUST 1B RESERVE ACCOUNT: The LFS 1997-1B Reserve Account established in accordance with Section 6.4 hereof.

          TRUST FUND: For each Trust, the segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans as from time to time are transferred to such Trust pursuant to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof including interest accrued after the applicable Cut-Off Date and principal received after the applicable Cut-Off Date; (ii) any related REO Property, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to such Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof; (iv) any other security for such Mortgage Loan; (v) the related Certificate Insurance Policy; (vi) the rights and remedies of the Trustee against any Person making any representation or warranty to the Trustee hereunder with respect to or in connection with such Mortgage Loans, to the extent provided herein; (vii) all rights (but not obligations) of the Depositor under the Purchase Agreement with respect to or in connection with such Mortgage Loans; and (viii) each related Account (other than the related Capitalized Interest Account, the related Pre-Funding Account and the related Reserve Account) and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Amounts deposited in the related Capitalized Interest Account and the related Pre-Funding Account shall be held by the Trustee, in trust for the benefit of the related Certificateholders and the Certificate Insurer, but shall not constitute part of such Trust Fund. The related Reserve Account shall be held in trust by the Reserve Account Trustee for the benefit of the related Certificateholders, the Certificate Insurer, the Trustee and the Seller but shall not be deemed part of such Trust Fund.

          TRUSTEE: Norwest Bank Minnesota, National Association, a national banking association (in its capacity as Trustee of each Trust Fund and as Reserve Account Trustee, unless the context would otherwise limit to the Trustee of each Trust Fund), or its successor in interest, or any successor trustee appointed as herein provided.

          TRUSTEE FEE: As to a Trust and any Distribution Date, the fee payable to the Trustee in respect of its services as Trustee that accrues at a monthly rate equal to (i) one-twelfth of .03% of the related Class A Certificate Principal Balance as of the related Determination Date for the period of time during which the Trustee is performing the obligations of the Back-Up Servicer pursuant to subsections (a) through (e) of Section 11.3 hereof, and (ii) one-twelfth of .02% of the related Class A Certificate Principal Balance as of the related Determination Date for the period of time during which the Trustee is no longer performing the obligations of the Back-Up Servicer pursuant to subsections (a) through (e) of Section 11.3 hereof.

          TRUSTEE'S MORTGAGE FILE: For each Trust, the documents delivered to the Trustee or its designated agent pursuant to Section 2.5(a).

          TRUSTEE REMITTANCE REPORT: As defined in Section 6.7.

          UNDERWRITER: Prudential Securities Incorporated.

          UNDERWRITING GUIDELINES: The underwriting guidelines of the Seller and of the Servicer, a copy of which has been delivered to the Depositor and the Certificate Insurer.

          UNITED STATES PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust other than a trust described in Section 7701(a)(31) of the Code.

          WEIGHTED AVERAGE RATE CAP: With respect to the ARMs and the Class A-1 Certificates, on any Distribution Date, that maximum interest rate computed to equal one-twelfth the weighted average of the Mortgage Interest Rates for the ARMs, net of (i) the related Premium Percentage and the rates at which the related Servicing Fee and the related Trustee's Fee are calculated and, (ii) commencing with the Distribution Date in October, 1997, 0.50%.

          Section 1.2 PROVISIONS OF GENERAL APPLICATION.

          (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

          (b) The terms defined in this Article include the plural as well as the singular.

          (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement

          (d) Reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes

          (e) All calculations of interest (other than with respect to the Mortgage Loans) provided for herein shall be made on the basis of a 360-day year consisting of twelve 30-day months. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of a 360-day year consisting of twelve 30-day months, to the extent permitted by applicable law.

          (f) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Servicer, provided, however, that for purposes of calculating distributions on the Certificates prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with customary servicing practices consistent with the terms of the related Note and Mortgage to reduce the outstanding principal balance of such Mortgage Loan on which interest accrues.

                                   ARTICLE II.
                           ESTABLISHMENT OF THE TRUST
                      SALE AND CONVEYANCE OF THE TRUST FUND

          Section 2.1 ESTABLISHMENT OF THE TRUSTS.

          The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, two express trusts to be known, for convenience, as "Life Financial Services Trust 1997-1A" and "Life Financial Services Trust 1997-1B" and does hereby appoint Norwest Bank Minnesota, National Association, as Trustee of each Trust in accordance with the provisions of this Agreement.

          Section 2.2 PURCHASE AND SALE OF INITIAL MORTGAGE LOANS.

          The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee without recourse but subject to the terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the related Initial Mortgage Loans, and all other assets included or to be included in each Trust Fund for the benefit of the related Certificateholders and the Certificate Insurer. In connection with such transfer and assignment, and pursuant to Section 2.07 of the Purchase Agreement, the Depositor does hereby also irrevocably transfer, assign, set over and otherwise convey to the Trustee all of its rights under (but not obligations under) the Purchase Agreement including, without limitation, its right to exercise the remedies created by Sections 2.06 and 3.04 of the Purchase Agreement for defective documentation and for breaches of representations and warranties, agreements and covenants of the Seller contained in Sections 3.01 and 3.02 of the Purchase Agreement.

          Section 2.3 PURCHASE AND SALE OF SUBSEQUENT MORTGAGE LOANS.

          (a) Subject to the satisfaction of the conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Depositor of all or a portion of the balance of funds in the related Pre-Funding Account, the Depositor shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trustee without recourse but subject to terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Subsequent Mortgage Loans, and all other assets included or to be included in the specified Trust Fund for the benefit of the related Certificateholders and the Certificate Insurer. In connection with such transfer and assignment, and pursuant to Section 2.07 of the Purchase Agreement, the Depositor does hereby also irrevocably transfer, assign, set over and otherwise convey to the Trustee all of its rights under (but not obligations under) the Purchase Agreement including, without limitation, its right to exercise the remedies created by Sections 2.06 and 3.04 of the Purchase Agreement for defective documentation and for breaches of representations and warranties, agreements and covenants of the Seller contained in Sections 3.01 and 3.02 of the Purchase Agreement.

          The amount released from the related Pre-Funding Account with respect to a transfer of related Subsequent Mortgage Loans shall be one-hundred percent (100%) of the aggregate principal balances as of the related Subsequent Cut-Off Date of the Subsequent Mortgage Loans so transferred.

          (b) The Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) above shall be transferred by the Depositor to the specified Trust only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

          (i) the Seller shall have provided the Trustee, the Rating Agencies and the Certificate Insurer with an Addition Notice not later than five business days prior to the Subsequent Transfer Date, which shall include a Mortgage Loan Schedule for the specified Trust, listing the Subsequent Mortgage Loans, and shall have provided any other information reasonably requested by any of the foregoing with respect to the Subsequent Mortgage Loans;

          (ii) the Seller shall have deposited in the related Collection Account all collections of (x) principal in respect of the Subsequent Mortgage Loans received on or after the related Subsequent Cut-Off Date and (y) interest due on the Subsequent Mortgage Loans after the related Subsequent Cut- Off Date;

          (iii) as of each Subsequent Transfer Date, the Seller was not insolvent nor will be made insolvent by such transfer nor is the Seller aware of any pending insolvency;

          (iv) such addition will not result in a material adverse tax consequence to the specified Trust or the related Certificateholders;

          (v) the related Pre-Funding Period shall not have terminated;

          (vi) the Seller shall have delivered to the Trustee an Officer's Certificate confirming (x) the satisfaction of each condition precedent specified in paragraph (b)(i), (ii), (iii), (v) and (viii), (y) that the Subsequent Mortgage Loans comply with the provisions of Section 2.3(c) and
     (z) each Subsequent Mortgage Loan complies with the terms of the Purchase Agreement, including each of the representations and warranties made with respect thereto;

          (vii) there shall have been delivered to the Certificate Insurer, the Rating Agencies and the Trustee, Opinions of Counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer and the Trustee on the Closing Date (bankruptcy, corporate and tax opinions);

          (viii) the Seller shall not have selected such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the related Certificateholders and the Certificate Insurer;

          (ix) the Depositor shall have delivered to the Trustee an executed assignment of the Subsequent Mortgage Loans substantially in the form of Exhibit D to the Purchase Agreement;

          (x) the Trustee shall have transferred from the related Pre-Funding Account to the related Reserve Account the amount required pursuant to 6.1(g); and

          (xi) the Certificate Insurer shall deliver to the Seller, the Trustee and the Rating Agencies a written notice confirming the Certificate Insurer's consent and approval to the addition of all Subsequent Mortgage Loans purchased by each Trust on any Subsequent Transfer Date, which notice shall specify any required variation in the Required Reserve Account Level for each Trust and any required deposit by the Seller into the related Reserve Account, over and above the reserve account deposit required by
     Section 6.1(g).

          (c) The obligation of the specified Trust to purchase the Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to the following requirements, the satisfaction of which shall be the responsibility of the
Seller: (i) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (ii) the original term to maturity of such Subsequent Mortgage Loan may not exceed 360 months; (iii) such Subsequent Mortgage Loan shall have a Mortgage Interest Rate of at least 8.45% in the case of Trust 1B and a Gross Margin, in the case of Trust 1A of at least 2.0%; (iv) the purchase of the Subsequent Mortgage Loans is consented to by the Certificate Insurer and will not cause the Rating Agencies to lower the ratings assigned to the related Class A Certificates; (v) the Principal Balance of any such Subsequent Mortgage Loan that is a first lien may not exceed $650,000, in the case of Trust 1A, and $525,000, in the case of Trust 1B, and none of such Subsequent Mortgage Loans in Trust 1A may be a second lien;
(vi) no more than 96.0%, in the case of Trust 1B, of such Subsequent Mortgage Loans may be second liens; (vii) no such Subsequent Mortgage Loan shall have an LTV of more than 90%, in the case of Trust 1A, and a CLTV of more than 125%, in the case of Trust 1B; (viii) no Trust 1A Subsequent Mortgage Loan may be a balloon loan, and no more than 8.0% of such Subsequent Mortgage Loans, substantially all of which shall be first lien Mortgage Loans, may be balloon loans, in the case of Trust 1B; (ix) following the purchase of the Subsequent Mortgage Loans by the related Trust, the Mortgage Loans in Trust 1A will have a weighted average Gross Margin of at least 5.5%, and the Mortgage Loans in Trust 1B will have a weighted average Mortgage Interest Rate of at least 13.0% and (x) following the purchase of such Subsequent Mortgage Loans by Trust 1B, the Mortgage Loans will have a weighted average CLTV of not more than 108.0%, in the case of Trust 1B. Any such requirement may be waived or modified in any respect with the written consent of the Certificate Insurer.

          (d) Prior to the transfer and assignment of the Subsequent Mortgage Loans, the Depositor shall satisfy the document delivery requirements set forth in Section 2.5.

          Section 2.4 POSSESSION OF MORTGAGE FILES; ACCESS TO MORTGAGE FILES.

          (a) For each Trust, upon the issuance of the related Certificates, the ownership of each related Mortgage Note, the related Mortgage and the contents of the related Mortgage File related to each related Initial Mortgage Loan is, and upon delivery to the Trust of each Subsequent Mortgage Loan, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File relating to such Subsequent Mortgage Loan will be, vested in the Trustee for the benefit of the related Certificateholders and the Certificate Insurer.

          (b) Pursuant to Section 2.05 of the Purchase Agreement, the Depositor has delivered or caused to be delivered the Trustee's Mortgage File related to each Initial Mortgage Loan to the Trustee and will deliver or cause to be delivered the Trustee's Mortgage File related to each Subsequent Mortgage Loan to the Trustee.

          (c) The Trustee will be the custodian or may enter into a custodial agreement pursuant to which the Trustee will appoint a custodian (a "Custodian") to hold the Mortgage Files in trust for the benefit of all present and future Certificateholders and the Certificate Insurer; provided, however, that the custodian so appointed shall in no event be the Depositor or the Servicer or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them and shall be approved by the Certificate Insurer.

          (d) The Custodian shall afford the Depositor, the Certificate Insurer and the Servicer reasonable access to all records and documentation regarding the Mortgage Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable request and during normal business hours at the offices of the Custodian.

          Section 2.5 DELIVERY OF MORTGAGE LOAN DOCUMENTS.

          (a) In connection with the transfer and assignment of the Mortgage Loans, the Depositor has delivered or shall cause to be delivered (with respect to the Initial Mortgage Loans) or shall cause to be delivered (with respect to the Subsequent Mortgage Loans) to the Trustee for a specified Trust the following documents or instruments with respect to each Mortgage Loan so transferred or assigned:

          (i) the original Mortgage Note, endorsed without recourse in blank by the Seller, including all intervening endorsements showing a complete chain of endorsement;

          (ii) the related original Mortgage with evidence of recording indicated thereon or a copy thereof certified by the applicable recording office;

          (iii) the recorded mortgage assignment(s), or copies thereof certified by the applicable recording office, if any, showing a complete chain of assignment from the originator of the related Mortgage Loan to the Seller (which assignment may, at the Seller's option, be combined with the assignment referred to in subpart (iv) hereof);

          (iv) a mortgage assignment in recordable form (which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments) of the related Mortgage from the Seller to the Trustee;

          (v) originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of the related Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed; and

          (vi) evidence of title insurance (which may consist of (A) a copy of the title insurance or PERT policy, or (B) a binder thereof or copy of such binder) together with a certificate from the Seller that the original Mortgage has been delivered to the title insurance company that issued such binder for recordation.

          In instances where the original recorded Mortgage and a completed assignment thereof in recordable form cannot be delivered by the Seller to the Trustee prior to or concurrently with the execution and delivery of this Agreement due to a delay in connection with recording, the Seller may:

          (x) In lieu of delivering such original recorded Mortgage, deliver to the Trustee a copy thereof provided that the Seller certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor (and the Seller shall deliver such original recorded Mortgage to the Trustee within 5 Business Days after the Seller's receipt thereof); and

          (y) In lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in recordable form, otherwise complete except for recording information.

          The Trustee shall promptly upon receipt thereof, with respect to each Mortgage Note described in (i) above and each assignment described in (iv) above, endorse such Mortgage Note and assignment as follows: "Norwest Bank Minnesota, National Association, as Trustee under the Pooling and Servicing Agreement dated as of February 28, 1997, Life Financial Services Trust 1997-1A" or "Life Financial Services Trust 1997-1B," as applicable.

          As promptly as practicable, but in any event within thirty (30) days from the Closing Date, (or with respect to the Subsequent Mortgage Loans, within thirty (30) days from the applicable Subsequent Transfer Date) the Seller shall cause to be recorded, at the Seller's expense, in the appropriate public office for real property records, the assignments of the Mortgages to the Trustee.

          All original documents relating to the Mortgage Loans which are not delivered to the Trustee, as permitted by Section 2.05(a) of the Purchase Agreement and this Section 2.5(a), are and shall be held by the Servicer in trust for the benefit of the Trustee on behalf of the related Certificateholders and the Certificate Insurer.

          (b) Within 30 days following delivery of the Mortgage Files to the Trustee, the Trustee will review each Mortgage File to ascertain that all required documents set forth in Section 2.5(a) have been executed and received, and that such documents relate to the Mortgage Loans identified on the related Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 30-day period (or, with respect to any Qualified Replacement Mortgage, within 30 days after the assignment thereof) the Trustee or the Certificate Insurer finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the related Mortgage Loan Schedule, the Trustee or the Certificate Insurer, as applicable, shall promptly notify the Trustee, the Seller, the Servicer and the Certificate Insurer in writing with the details thereof. The Seller shall have a period of 60 days after such notice within which to correct or cure any such defect. Each original recorded assignment of a Mortgage shall be delivered to the Trustee within 10 days following the date on which it is returned to the Seller by the office with which such assignment was filed for recording and within 10 days following receipt by the Trustee of the recorded assignment or the assignment in recordable form, as the case may be, the Trustee shall review such assignment to confirm the information specified above in the first sentence of this Section 2.5(b) with respect to the documents constituting the Mortgage File. Upon receipt by the Trustee of the recorded assignment or the assignment in recordable form, as the case may be, such recorded assignment or assignment in recordable form shall become part of the Mortgage File. The Trustee shall notify the Seller of any defect the Trustee identifies in such assignment based on such review. The Seller shall have a period of 60 days following such notice to correct or cure such defect. In the event that the Seller fails to record an assignment of a Mortgage as herein provided the Trustee shall, at the Seller's expense, use reasonable efforts to prepare and, if required hereunder, file such assignments for recordation in the appropriate real property or other records and the Seller hereby appoints the Trustee as its attorney-in-fact with full power and authority acting in its stead for the purpose of such preparation, execution and filing.

          Section 2.6 ACCEPTANCE BY TRUSTEE OF EACH TRUST FUND; CERTAIN SUBSTITUTIONS; CERTIFICATION BY TRUSTEE.

          The Trustee agrees to execute and deliver to the Depositor, the Certificate Insurer, the Servicer and the Seller on or prior to the Closing Date with respect to the Initial Mortgage Loans, and on each Subsequent Transfer Date with respect to the related Subsequent Mortgage Loans, an acknowledgment of receipt of each Certificate Insurance Policy (provided it has been delivered to the Trustee as contemplated herein) and, with respect to each Initial Mortgage Loan and Subsequent Mortgage Loan, the original Mortgage Note (with any exceptions noted), in the form attached as Exhibit E hereto and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders of the specified Trust and the Certificate Insurer. The Trustee agrees, for the benefit of the Certificateholders of the specified Trust and the Certificate Insurer, to review (or cause to be reviewed) each Trustee's Mortgage File relating to the Initial Mortgage Loans for each Trust within 30 days after the Closing Date (and with respect to the Subsequent Mortgage Loans for each Trust, within 30 days of the related Subsequent Transfer Date) and to deliver to the Seller, the Servicer, the Depositor and the Certificate Insurer a certification in the form attached hereto as Exhibit F to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification and except as otherwise noted in such certification), (i) all documents required to be delivered to it pursuant to
Section 2.5 are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule as to the information set forth in (i), (ii), (v) and (vi) of the definition of "Mortgage Loan Schedule" set forth herein accurately reflects the information set forth in the related Mortgage File delivered on such date. The Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face.

          By June 30, 1997, the Trustee shall deliver (or cause to be delivered) to the Servicer, the Seller, the Depositor and the Certificate Insurer a final certification in the form attached hereto as Exhibit G to the effect that, as to each Mortgage Loan listed in each Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification and except as otherwise noted in such certification), (i) all documents required to be delivered to it pursuant to Section 2.5 are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth in (i), (ii), (v) and
(vi) of the definition of "Mortgage Loan Schedule" set forth herein accurately reflects the information set forth in the Trustee's Mortgage File delivered on such date. The Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face.

          (b) If the Trustee or the Certificate Insurer during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.5 or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee or the Certificate Insurer, as applicable, shall promptly so notify the Servicer, the Seller, the Certificate Insurer and the Trustee. In performing any such review, the Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.5 have been executed and received and relate to the Mortgage Files identified in the related Mortgage Loan Schedule. Pursuant to the Purchase Agreement, the Seller has agreed to use reasonable efforts to cause to be remedied any material defect in a document constituting part of a Mortgage File of which it is so notified by the Trustee or the Certificate Insurer. If, however, within 60 days after the Trustee's notice to it respecting such defect the Seller has not caused to be remedied the defect and the defect materially and adversely affects the value of the related Mortgage Loan or the interest of the Certificateholders of the related Trust in the related Mortgage Loan or the interests of the Certificate Insurer, the Seller will be obligated, pursuant to the Purchase Agreement, to either (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.3 or (ii) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus the greater of (x) all accrued and unpaid interest on such Principal Balance and (y) 30 days' interest thereon, computed at the related Mortgage Interest Rate, net of the Servicing Fee if the Seller is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the related Collection Account on the next succeeding Servicer Distribution Date, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the related Collection Account for future distribution to the extent such amounts have not yet been applied to principal or interest on such Mortgage Loan (the "Loan Repurchase Price"). For purposes of calculating the related Available Amount, any Loan Repurchase Price or Substitution Adjustment that is paid shall be deemed deposited in the related Certificate Account in the Due Period preceding such Servicer Distribution Date.

          (c) Upon receipt by the Trustee of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt of the related Trustee's Mortgage File, and the deposit of the amounts described above in the related Collection Account (which certification shall be in the form of Exhibit H hereto), the Trustee shall release to the Servicer for release to the Seller the related Trustee's Mortgage File and shall execute, without recourse, and deliver such instruments of transfer furnished by the Seller as may be necessary to transfer such Mortgage Loan to the Seller. The Trustee shall notify the Certificate Insurer if the Seller fails to repurchase or substitute for a Mortgage Loan in accordance with the foregoing.

          Section 2.7 EXECUTION OF CERTIFICATES.

          The Trustee acknowledges with respect to each Trust the assignment to it of the related Initial Mortgage Loans and the delivery of the Trustee's Mortgage Files relating thereto to it and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the related Initial Mortgage Loans, the Trustee's Mortgage Files and the other assets included in the definition of Trust Fund, Certificates duly authenticated by the Trustee in Authorized Denominations evidencing the entire ownership of the related Trust Fund.

          Section 2.8 APPLICATION OF PRINCIPAL AND INTEREST.

          In the event that Net Liquidation Proceeds on a Liquidated Mortgage Loan are less than the Principal Balance of the related Mortgage Loan plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided, first to interest accrued at the Mortgage Interest Rate and then to principal.

          Section 2.9 GRANT OF SECURITY INTEREST.

          (a) It is intended that the conveyance of the Mortgage Loans and other property of the related Trust Fund by the Depositor to the Trustee for each specified Trust as provided in this Section 2.9 and Sections 2.2 and 2.3 be, and be construed as, a sale of the related Mortgage Loans and such other property by the Depositor to the Trustee for the benefit of the related Certificateholders and the Certificate Insurer. It is, further, not intended that such conveyance be deemed a pledge of the related Mortgage Loans or such other property by the Depositor to the Trustee for the specified Trust to secure a debt or other obligation of the Depositor. However, in the event that such Mortgage Loans or any of such other property are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any of such other property, then it is intended that: (i) this Agreement shall also be deemed to be a security agreement within the meaning of the Uniform Commercial Code; (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Trustee for the specified Trust of a security interest in all of the Depositor's right, title and interest in and to such Mortgage Loans and such other property and all amounts payable to the holders of such Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the related Certificate Account, whether in the form of cash, instruments, securities or other property;
(iii) the possession by the Trustee or its agent of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to the Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in such Mortgage Loans or any of such other property, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

          (b) Without diminution of the requirements of Sections 2.4(c) and this
Section 2.9, all original documents relating to such Mortgage Loans that are not delivered to the Trustee are and shall be held by the Servicer in trust for the benefit of the Trustee on behalf of the related Certificateholders and the Certificate Insurer. In the event that any such original document is required pursuant to the terms of this Section 2.9 to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee pursuant to the Purchase Agreement. In acting as custodian of any such original document, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the Mortgage Loans or the Mortgage Files. Promptly upon the Depositor's and a Trust's acquisition thereof and the Servicer's receipt thereof, the Servicer on behalf of such Trust shall mark conspicuously each original document not delivered to the Trustee, and the Seller's master data processing records evidencing each Mortgage Loan with a legend, acceptable to the Trustee, evidencing that such Trust has purchased the Mortgage Loans and all right and title thereto and interest therein pursuant to the Purchase Agreement and this Agreement.

          (c) The Depositor and the Servicer shall take no action inconsistent with the Trust's ownership of each Trust Fund and each shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the assets in the Trust Fund are held by the Trustee on behalf of the related Trust. In addition, the Depositor and the Servicer shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other asset in a Trust Fund by stating that it is not the owner of such asset and that ownership of such Mortgage Loan or other Trust Fund asset is held by the Trustee on behalf of the related Trust.

          Section 2.10 FURTHER ACTION EVIDENCING ASSIGNMENTS.

          (a) The Servicer agrees that, from time to time, at its expense, it shall cause the Seller (and the Depositor on behalf of itself also agrees that it shall), promptly to execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer, the Trustee or the Certificate Insurer may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of each Trust Fund or to enable the Trustee or the Certificate Insurer to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Servicer and the Depositor will, upon the request of the Servicer, the Trustee or the Certificate Insurer execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

          (b) The Depositor hereby grants to the Servicer and the Trustee powers of attorney to execute all documents on its behalf under this Agreement and the Purchase Agreement as may be necessary or desirable to effectuate the foregoing.

          Section 2.11 DESIGNATIONS UNDER REMIC PROVISIONS; DESIGNATION OF STARTUP DATE.

          (a) The Class A-1 Certificates are hereby designated as the "regular interests," and the Class R Certificates are designated the single class of "residual interests" in Trust 1A and the related Trust Fund for the purposes of the REMIC Provisions. Trust 1A shall be designated as the "Life Financial Services Trust 1A REMIC."

          (b) The Closing Date will be the "startup day" of Trust 1A within the meaning of Section 860G(a)(9) of the Code.


                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

          Section 3.1 REPRESENTATIONS AND WARRANTIES.

          The Seller (including the Seller in its capacity as Servicer) hereby represents and warrants to the Trustee, the Depositor, the Certificate Insurer and the Certificateholders as of the Closing Date and during the term of this Agreement that:

          (a) The Seller is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States of America and has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it or the performance of its obligations hereunder requires such qualification and in which the failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller or the performance of its obligations hereunder;

          (b) The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, assuming due authorization, execution and delivery hereof by the Depositor and the Trustee, this Agreement will constitute the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and those of creditors of a federal savings bank, and by the availability of equitable remedies;

          (c) The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency which consent already has not been obtained in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained prior to the Closing Date;

          (d) The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court or the Articles of Incorporation or Bylaws of the Seller, or constitute a breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which it may be bound;

          (e) There is no action, suit, proceeding or investigation pending or threatened against the Seller which, either in any one instance or in the aggregate, is, in the Seller's judgment, likely to result in any material adverse change in the business, operations, financial condition, properties, or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of any of them, or which would draw into question the validity of this Agreement, the Certificates, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein or therein, or which would be likely to impair materially the ability of the Seller to perform its obligations hereunder;

          (f) Neither this Agreement nor any statement, report, or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby, including without limitation the sale or placement of the Certificates, contains or will contain any untrue statement of fact provided by or on behalf of the Seller or omits or will omit to state a fact necessary to make the statements provided by or on behalf of the Seller contained herein or therein not misleading:

          (g) The Seller does not believes, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (h) The transfer, assignment, and conveyance of the Mortgage Loans by the Seller pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

          (i) The Seller is solvent and will not as a result of this Agreement and the undertakings of the Seller hereunder be rendered insolvent; and

          (j) The Seller is not an "investment company" or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.1 shall survive the delivery of the respective Mortgage Files to the Trustee or to a custodian, as the case may be, and inure to the benefit of the Trustee and the Certificate Insurer.

          Section 3.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
DEPOSITOR.

          The Depositor hereby represents, warrants and covenants to the Trustee and the Certificate Insurer that as of the date of this Agreement or as of such date specifically provided herein:

          (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by, this Agreement;

          (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the Servicer and the Trustee, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

          (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

          (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement; and

          (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.2 shall survive delivery of the respective Mortgage Files to the Trustee or to a custodian, as the case may be, and shall inure to the benefit of the Trustee and the Certificate Insurer.

          Section 3.3 PURCHASE AND SUBSTITUTION.

          (a) It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 of the Purchase Agreement shall survive delivery of the Certificates to the Certificateholders. Pursuant to the Purchase Agreement, with respect to any representation or warranty contained in Sections 3.01 or 3.02 of the Purchase Agreement (other than Section 3.02(ar) (concerning environmental matters)) that is made to the best of the Seller's knowledge, if it is discovered by the Servicer, any subservicer, the Trustee, the Certificate Insurer or any Certificateholder that the substance of such representation and warranty was inaccurate as of the Closing Date and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by any of the Seller, the Servicer, any subservicer, the Trustee or the Certificate Insurer of a breach of any of the representations and warranties contained in Sections 3.01 or 3.02 of the Purchase Agreement, as of the Closing Date (or with respect to the Subsequent Mortgage Loans, the applicable Subsequent Transfer Date), with the result that the value of any Mortgage Loan is reduced or the interests of the Certificateholders in the related Mortgage Loan or the interests of the Certificate Insurer were materially and adversely affected (notwithstanding that any such representation and warranty was made to the Seller's best knowledge and the Seller lacked knowledge of such breach), the party discovering such breach shall give prompt written notice to the others. Within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, pursuant to the Purchase Agreement, the Seller shall (a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan on the next succeeding Servicer Distribution Date, in the manner and at the price specified in Section 2.6(b), or (c) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans; provided, that, such substitution is effected not later than the date which is two years after the Closing Date or at such later date, if the Trustee and the Certificate Insurer receive an Opinion of Counsel that such substitution would not cause the related Trust Fund to fail to qualify as a "grantor trust" at any time any Certificates are outstanding, in the case of Trust 1B, or that such substitution would not be a Prohibited Transaction, in the case of Trust 1A. In addition, pursuant to the Purchase Agreement, the Seller shall be obligated to indemnify the Trustee, the Trust, the Certificateholders and the Certificate Insurer for any claims or damages arising out of a breach by the Seller of representations or warranties regarding the Mortgage Loans. Pursuant to the Purchase Agreement any such substitution shall be accompanied by payment by the Seller of the Substitution Adjustment, if any, to be deposited in the related Collection Account. Notwithstanding anything else in this Agreement or the Purchase Agreement, the Seller shall not repurchase or substitute a Mortgage Loan and the Trustee shall not release any Mortgage Loan until the Seller shall have deposited in the related Collection Account the Substitution Adjustment or Loan Repurchase Price required to be deposited by the Seller with respect to such Mortgage Loans.

          (b) As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Servicer shall cause the Seller to effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit H, executed by a Servicing Officer and the documents described in Sections 2.5(a)(i)-(vi) for such Qualified Substitute Mortgage Loan or Loans.

          (c) The Servicer shall deposit in the related Collection Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Seller. The related Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan (unless offset against the Loan Repurchase Price pursuant to Section 2.6(b). The Servicer shall give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects.

          (d) It is understood and agreed that the obligations of the Seller set forth in Sections 2.06 and 3.04 of the Purchase Agreement to, and the Servicer's obligation to cause the Seller to, cure, purchase or substitute for a defective Mortgage Loan, or to indemnify as described in clause (a) above, constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the representations and warranties of the Seller set forth in Sections 3.01 and 3.02 of the Purchase Agreement. The Trustee shall give prompt written notice to the Certificate Insurer and the Rating Agencies of any repurchase or substitution made pursuant to this Section 3.3 or Section 2.6(b).


                                   ARTICLE IV.
                                THE CERTIFICATES

          Section 4.1 THE CERTIFICATES.

          The Certificates shall be substantially in the forms annexed hereto as Exhibit B-1, in the case of the Class A-1 Certificate, Exhibit B-2, in the case of the Class A-2 Certificate and Exhibit B-3, in the case of the Class R Certificate. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer and authenticated by the manual or facsimile signature of an authorized officer. Certificates bearing the signatures of individuals who were at the time of the execution thereof the authorized officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

          Section 4.2 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

          (a) The Trustee, as registrar, shall cause to be kept for each Trust a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of related Certificates and the registration of transfer of related Certificates. The Trustee is hereby appointed registrar for the purpose of registering and transferring of Certificates as herein provided. The Certificate Insurer shall be entitled to inspect and copy the Certificate Register and the records of the Trustee relating to the Certificates during normal business hours upon reasonable notice.

          (b) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the related Trust and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

          (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

          (d) No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the related Trust.

          (e) It is intended that the Class A Certificates of each Trust be registered so as to participate in a global book-entry system with the Depository, as set forth herein. The Class A Certificates of each Trust shall, except as otherwise provided in the next paragraph, be initially issued in the form of a single fully registered Class A Certificate with a denomination equal to the related Original Class A Principal Balance. Upon initial issuance, the ownership of each such Class A Certificate shall be registered in the related Certificate Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository. The Depositor and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository. With respect to Class A Certificates registered in the related Certificate Register in the name of Cede & Co., as nominee of the Depository, the Depositor, the Seller, the Servicer, the Trustee and the Certificate Insurer shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Depositor, the Seller, the Servicer, the Trustee and the Certificate Insurer shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to any Ownership Interest, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any notice with respect to the Class A Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a Certificateholder shall receive a certificate evidencing such Class A Certificate. Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the Certificateholders appearing as Certificateholders at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

          (f) In the event that (i) the Depository or the Servicer advises the Trustee and the Certificate Insurer in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Servicer or the Depository is unable to locate a qualified successor or (ii) the Trustee at its sole option, after notice to the Certificate Insurer, elects to terminate the book-entry system through the Depository, the Class A Certificates shall no longer be restricted to being registered in the Certificate Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Servicer may determine that the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Servicer, or such depository's agent or designee but, if the Servicer does not select such alternative global book-entry system, then the Class A Certificates may be registered in whatever name or names Certificateholders transferring Class A Certificates shall designate, in accordance with the provisions hereof; provided, however, that any such reregistration shall be at the expense of the Servicer.

          (g) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates as the case may be and all notices with respect to such Class A Certificates as the case may be shall be made and given, respectively, in the manner provided in the Representation Letter.

          (h) Subject to the restrictions set forth in this Agreement, upon surrender for registration of transfer of any Certificate at the office or agency of the Trustee located in New York, New York, the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like aggregate Percentage Interest in the same Trust, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Trustee in accordance with the Trustee's standard procedures.

          (i) No transfer of a Class A Certificate shall be made to the Seller or, to the actual knowledge of a Responsible Officer of the Trustee, to any of the Seller's Affiliates, successors or assigns.

          (j) No sale or other transfer of record or beneficial ownership of any Class A Certificate of Trust 1A shall be made to any Person which is an employee benefit plan or other retirement arrangement that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and/or to
Section 4975 of the Code, or an entity whose underlying assets include plan assets by reason of such plan or account investing in such entity (including insurance company separate or general accounts and collective investment funds) prior to the end of the Pre-Funding Period. By acceptance of a Class A Certificate of Trust 1A, each Person acquiring a Class A Certificate of Trust 1A prior to the termination of such Pre-Funding Period shall be deemed to have represented that it is not subject to the foregoing limitations. No sale or other transfer of record or beneficial ownership of any Class A Certificate of Trust 1B shall be made to any Person which is an employee benefit plan or other retirement arrangement that is subject to ERISA, and/or to Section 4975 of the Code, or an entity whose underlying assets include plan assets by reason of such plan or account investing in such entity (including insurance company separate or general accounts and collective investment funds). By acceptance of a Class A Certificate of Trust 1B, each Person acquiring a Class A Certificate of Trust 1B shall be deemed to have represented that it is not subject to the foregoing limitations.

          (k) No transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the Securities Act of 1933, as amended and effective registration or qualification under applicable state securities laws or "Blue Sky" laws, or is made in a transaction that does not require such registration or qualification. None of the Servicer, the Depositor, the Seller or the Trustee is obligated under this Agreement to register the Class R Certificates under the Securities Act of 1933, as amended or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of the Class R Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, the Servicer and the Certificate Insurer against any liability that may result if the transfer is not exempt or is not made in accordance with such applicable federal and state laws. Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this paragraph. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel reasonably satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are in conflict with or contrary to the interests of the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso of the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel for any indemnified party),
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Under no circumstances shall the indemnified party enter into a settlement agreement with respect to any lawsuit, claim or other proceeding without the prior written consent of the indemnifying party.

          (l) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Servicer or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under subclause (viii) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and a United States Person and shall promptly notify the Trustee of any change or impending change in its status as either a United States Person or a Permitted Transferee.

          (ii) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement") attached hereto as Exhibit I from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.2(l) and agrees to be bound by them.

          (iii) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (ii) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

          (iv) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate (attached hereto as Exhibit J) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

          (v) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury Regulation
     Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

          (vi) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement. In addition, no Transfer of a Class R Certificate shall be made unless the Trustee shall have received a representation letter, the form of which is attached hereto as Exhibit N from the Transferee of such Certificate to the effect that such Transferee is a United States Person and is not a "disqualified organization" (as defined in Section 860E(e)(5) of the Code).

          (vii) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 4.2 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 4.2, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall notify the Servicer upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this
     Section 4.2. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 4.2 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Agreement and Transferor's Certificate. The Trustee shall be entitled, but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

          (viii) If any purported transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 4.2, then the Servicer or its designee shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer or its designee on such reasonable terms as the Servicer or its designee may choose. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of commissions, expenses and taxes due, if any, will be remitted by the Servicer to the last preceding purported transferee of such Class R Certificate, except that in the event that the Servicer determines that the Holder or any prior Holder of such Class R Certificate may be liable for any amount due under this Section 4.2 or any other provision of this Agreement, the Servicer may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this subclause (viii) shall be determined in the sole discretion of the Servicer or its designee, and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

          (ix) The provisions of Section 4.2(l) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such modification of, addition to or elimination of such provisions will not cause Trust 1A to cease to qualify as a REMIC and will not cause (x) Trust 1A to be subject to an entity-level tax caused by the Transfer of any Ownership Interest in a Class R Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-related tax caused by the Transfer of an Ownership Interest in a Class R Certificate to a Percentage that is not a Permitted Transferee.

          (x) No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of such Class R Certificate provides the Servicer and the Trustee with a certification of facts and, at the prospective transferee's expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or
     Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under
     Section 4975 of the Code. In the absence of their having received the certification of facts or Opinion of Counsel contemplated by the preceding sentence, the Trustee and the Servicer shall require the prospective transferee of any Class R Certificate to certify (in the form of Exhibit K hereto) that (A) it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing a Class R Certificate on behalf of, as named fiduciary of, as trustee of, or with assets, of a Plan and (B) all funds used by such transferee to purchase such Certificates will be funds held by it in its general account which it reasonably believes do not constitute "plan assets" of any Plan.

          Section 4.3 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Servicer, the Certificate Insurer and the Trustee such security or indemnity as may reasonably be required by each of them to save each of them harmless, then, in the absence of notice to the Servicer and the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest in the same Trust, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.3, the Servicer and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and their fees and expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.3 shall constitute complete and indefeasible evidence of ownership in the related Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

          Section 4.4 PERSONS DEEMED OWNERS.

          Prior to due presentation of a Certificate for registration of transfer and subject to the provisions of Section 4.2 and Article X, the Servicer, the Depositor, the Seller, the Certificate Insurer and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section
6.5 and for all other purposes whatsoever, and the Servicer, the Depositor, the Seller, the Certificate Insurer and the Trustee shall not be affected by notice to the contrary.


                                   ARTICLE V.
                                  THE SERVICER

          Section 5.1 THE SERVICER.

          The Servicer shall service and administer the Mortgage Loans in accordance with the Accepted Servicing Practices and shall have full power and authority to do any and all things not inconsistent therewith in connection with such servicing and administration which it may deem necessary or desirable subject to the limitations set forth in this Agreement. The Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, and to effect such modifications, waivers, indulgences and other like matters as are in its judgment necessary or desirable, with respect to the Mortgage Loans and the Mortgaged Properties and the servicing and administration thereof. The Servicer shall notify the Trustee of any such waiver, release, discharge, modification, indulgence or other such matter by delivering to the Trustee an Officer's Certificate certifying that such agreement is in compliance with this Section 5.1 together with the original copy of any written agreement or other document executed in connection therewith, all of which written agreements or documents shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, reduce or increase the principal balance, change the lien priority, or change the final maturity date on or of such Mortgage Loan unless
(i) the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent and such modification would not be considered a Prohibited Transaction and (ii) the Certificate Insurer consents to such modifications in writing; provided, however, that the Servicer shall be permitted to extend the final maturity date on a Mortgage Loan by 180 days or less without the consent of the Certificate Insurer so long as the final maturity date is not extended beyond the Class A Final Scheduled Maturity Date.

          The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

          The Servicer shall not alter its servicing and collection procedures relating to the Mortgage Loans in any material respect without the prior written consent of the Certificate Insurer.

          The Servicer shall make any Mortgage Interest Rate adjustments on each Interest Adjustment Date in compliance with applicable regulatory adjustable mortgage loan requirements and the Mortgage Notes. The Servicer shall establish procedures to monitor the Interest Adjustment Dates in order to assure that it uses a published interest rate in determining an interest rate change, and it will comply with those procedures. In the event a published interest rate is no longer available, the Servicer shall choose a new comparable published interest rate in accordance with the provisions hereof, of the applicable Mortgage Note and of Accepted Servicing Practices, and shall provide the Mortgagor, the Trustee and the Certificate Insurer with notice of the new published interest rate sufficient under law and the Mortgage Note. The Servicer shall execute and deliver all appropriate notices required by the applicable adjustable mortgage loan laws and regulations and the Mortgage Loan documents regarding such Mortgage Interest Rate adjustments.

          If the Servicer fails to make a timely Mortgage Interest Rate adjustment in accordance with the terms of the related Mortgage Notes, the Servicer shall use its own funds to satisfy any shortage in the Mortgagor's remittance so long as such shortage shall continue; any such amount paid by the Servicer shall be reimbursable to it from any subsequent amounts collected on account of the related Mortgage Loan with respect to such adjustments.

          It is intended that the Trust 1A REMIC shall constitute, and that the affairs of Trust 1A shall be conducted so as to qualify it as, a "real estate mortgage investment conduit" ("REMIC") as defined in and in accordance with the REMIC Provisions. In furtherance of such intentions, the Servicer covenants and agrees that it shall not take any action or omit to take any action reasonably within the Servicer's control and the scope of its duties more specifically set forth herein that would (i) result in a taxable event to the Holders of the Certificates of Trust 1A or endanger the REMIC status of the Trust 1A REMIC or
(ii) result in the imposition on the Trust 1A REMIC of a tax on "prohibited transactions" (either clause (i) or (ii) shall be an "Adverse REMIC Event.") The Servicer shall not take any action or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action, and the Servicer shall have no liability hereunder for any action taken by it in accordance with the written instruments of the Trustee. In addition, prior to taking any action with respect to the Trust 1A REMIC that is not expressly permitted under the terms of this Agreement, the Servicer will consult with the Trustee or its designee and the Certificate Insurer, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement. At all times as may be required by the Code, the Servicer shall use its best efforts to ensure that substantially all of the assets of the Trust 1A REMIC will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code. In the event any specified time period or other requirement set forth in this Agreement in respect of compliance with the REMIC Provisions becomes inconsistent with the REMIC Provisions as the same may be amended, such specified time period or other requirement shall also be deemed amended to comply with the requirements of this Section, unless such amended time period or other requirements shall be less protective of the interests of the Certificateholders of Trust 1A and the Certificate Insurer, in which case, to the extent consistent with the REMIC Provisions, the former time period or requirement shall continue in force.

          Section 5.2 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; COLLECTION ACCOUNT.

          (a) The Servicer shall make its reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow the Accepted Servicing Practices. Consistent with the foregoing, the Servicer may in its discretion waive any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loans.

          (b) Unless the Trustee and the Certificate Insurer otherwise agree, the Servicer shall establish and maintain for each Trust a related Collection Account, with Union Bank of California, which shall be titled "Collection Account Norwest Bank Minnesota, National Association, as trustee for the registered holders of Life Financial Services Trust 1997-1A, Mortgage Pass-Through Certificates, Series 1997-1A, Class A-1" and "Collection Account Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Life Financial Services Trust 1997-1B, Mortgage Pass-Through Certificates, Series 1997-1B, Class A-2", respectively. Each Collection Account shall be established and maintained as an Eligible Account.

          (c) The Servicer shall deposit in the related Collection Account for each Trust any amounts representing Monthly Payments on the related Mortgage Loans due or to be applied after the Cut-Off Date or with respect to the related Subsequent Mortgage Loans, on or after the applicable Subsequent Cut-Off Date, and thereafter, on a daily basis (except as otherwise permitted herein), the following payments and collections received or made by it (other than in respect of principal of and interest on such Mortgage Loans due on or before the Cut-Off Date or with respect to such Subsequent Mortgage Loans, before the applicable Subsequent Cut-Off Date):

          (i) Payments of interest on the related Mortgage Loans;

          (ii) Payments of principal of the related Mortgage Loans;

          (iii) The Loan Repurchase Price of related Mortgage Loans repurchased pursuant to Sections 2.6 or 3.3;

          (iv) The Substitution Adjustment received in connection with related Mortgage Loans for which Qualified Replacement Mortgages are received pursuant to Sections 2.6 and 3.3;

          (v) All related Net Liquidation Proceeds and related Net REO Proceeds; and

          (vi) All related Insurance Proceeds (including, for this purpose, any amounts required to be deposited by the Servicer pursuant to Section 5.4(b).

          It is understood that the Servicer need not deposit amounts representing fees, prepayment premiums, late payment charges or extension or other administrative charges payable by Mortgagors, or amounts received by the Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

          (d) The Servicer shall invest any funds in the related Collection Account for a Trust in Permitted Investments which shall mature not later than the Business Day next preceding the Servicer Distribution Date next following the date of such investment (except that any investment held by the Trustee may mature on such Servicer Distribution Date) and shall not be sold or disposed of prior to its maturity. All net income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order on a Distribution Date. The Servicer shall deposit from its own funds the amount of any loss, to the extent not offset by investment income or earnings, in the related Collection Account upon the realization of such loss. No Permitted Investment related to Trust 1A shall be sold or disposed of at a gain prior to maturity unless the Servicer has obtained an Opinion of Counsel (at the Servicer's expense) that such sale or disposition will not cause the Trust Fund to be subject to the tax on income from prohibited transactions imposed by Code Section 860F(a)(1), otherwise subject the Trust Fund of Trust 1A to tax or cause Trust 1A to fail to qualify as a REMIC. All income (other than any gain from a sale or disposition of the type referred to in the preceding sentence) realized from any such Permitted Investment shall be for the benefit of the Servicer as additional servicing compensation.

          Section 5.3 PERMITTED WITHDRAWALS FROM THE COLLECTION ACCOUNT.

          On each Servicer Distribution Date, the Servicer shall deposit in the related Certificate Account for a Trust from the related Collection Account the amount set forth in Section 6.1(c). In addition, the Servicer shall make withdrawals from the related Collection Account, on any Servicer Distribution Date, for the following purposes:

          (a) To reimburse the Servicer for Liquidation Expenses theretofore incurred in respect of any related Mortgage Loan in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds deposited in the related Collection Account pursuant to Section 5.2(c)(v)-(vi);

          (b) To reimburse the Servicer for amounts expended by it pursuant to
Section 5.4 in good faith in connection with the restoration of related damaged property of such Trust, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of withdrawals pursuant to clause (a) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage deposited in the related Collection Account pursuant to Section 5.2(c)(v)- (vi);

          (c) To pay to the Seller amounts received in respect of any related Defective Mortgage Loan of a Trust purchased or substituted for by the Seller to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Loan Repurchase Price or the Substitution Adjustment therefor;

          (d) To reimburse the Servicer for unreimbursed Servicing Advances, without interest, with respect to a related Mortgage Loan of such Trust for which it has made a Servicing Advance, from subsequent collections with respect to interest on such Mortgage Loans and from Liquidation Proceeds, Insurance Proceeds and/or the Loan Repurchase Price or Substitution Adjustment of or relating to such Mortgage Loan;

          (e) To reimburse the Servicer for any Periodic Advances to such Trust determined in good faith to have become Nonrecoverable Advances, such reimbursement to be made from any funds in the Collection Account;

          (f) To withdraw any amount received from a related Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

          (g) To return to the Servicer any funds deposited in the related Collection Account that were not required to be deposited therein; and

          (h) To pay the Servicer Servicing Compensation with respect to such Trust pursuant to Section 5.8 hereof to the extent not retained or paid.

          The Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the related Collection Account pursuant to subclause (a).

          Section 5.4 HAZARD INSURANCE POLICIES; PROPERTY PROTECTION EXPENSES.

          (a) The Servicer shall cause to be maintained for each Mortgage Loan a fire and hazard insurance policy with extended coverage which contains a standard mortgagee's clause with an appropriate endorsement in an amount which is not less than (a) the full insurable value of the related Mortgaged Property or (b) the Principal Balance of such Mortgage Loan. The Servicer shall also maintain or cause to be maintained on property acquired upon foreclosure, or by deed in lieu of foreclosure, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or
(ii) the Principal Balance of such Mortgage Loan at the time of such foreclosure plus accrued interest and related Liquidation Expenses to be incurred in connection therewith provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. Amounts collected by the Servicer under any such policies shall be deposited in the related Collection Account to the extent that they constitute Liquidation Proceeds or Insurance Proceeds with respect to related Mortgage Loans. Each hazard insurance policy shall contain a standard mortgagee clause naming the Seller, its successors and assigns, as mortgagee. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or, except as set forth in Section 5.4(c), flood or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

          (b) If the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to the Rating Agencies and the Certificate Insurer insuring against hazard losses on all of the Mortgaged Properties and REO Properties, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 5.4(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.4(a), and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

          (c) If the Mortgaged Property or REO Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area (and if the flood insurance policy referenced herein has been made available), the Servicer will cause to be maintained flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the Principal Balance of the related Mortgage Loan and the balance of the related first lien, if any, (ii) the maximum insurable value of the related Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

          Section 5.5 ASSUMPTION AND MODIFICATION AGREEMENTS.

          In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall exercise its right to accelerate the maturity of the related Mortgage Loan and require that the Principal Balance thereof be paid in full on or prior to such conveyance by the Mortgagor under any "due-on-sale" clause applicable thereto. If such "due-on-sale" clause, by its terms, is not operable or the Servicer is prevented, as provided in the last paragraph of this Section 5.5, from enforcing any such clause, the Servicer is authorized, subject to the consent of the Certificate Insurer, to take or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon or, if the Servicer in its reasonable judgment finds it appropriate, is released from liability thereon. The Servicer shall notify the Trustee that any assumption and modification agreement has been completed by delivering to the Trustee and the Certificate Insurer an Officer's Certificate certifying, that such agreement is in compliance with this Section 5.5 together with the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the then current Mortgage Interest Rate thereon shall not be increased or decreased. Any fee collected by the Servicer for entering into any such agreement will be retained by the Servicer as additional servicing compensation. At its sole election, the Servicer may purchase from the related Trust Fund any Mortgage Loan that has been assumed in accordance with this Section 5.5 within one month after the date of such assumption at a price equal to the greater of (i) the fair market value of such Mortgage Loan (as determined by the Servicer in its good faith judgment) and (ii) the Loan Repurchase Price. Such amount, if any, shall be deposited into the related Collection Account in the Due Period in which such repurchase is made. Notwithstanding the foregoing, the Servicer shall not enter into an assumption, modification or substitution of liability agreement unless it has received an Opinion of Counsel that such assumption, modification or substitution of liability will not adversely affect the status of the related Trust Fund as a grantor trust for federal income tax purposes, in the case of Trust 1B, or will not constitute a Prohibited Transaction, in the case of Trust 1A.

          Notwithstanding the foregoing paragraph of this Section 5.5 or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of any Mortgaged Property without the assumption thereof, by operation of law or any assumption or transfer which the Servicer reasonably believes it may be restricted by law from preventing for any reason whatsoever.

          Section 5.6 REALIZATION UPON DEFAULTED MORTGAGE LOANS.

          (a) The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 5.2(a). Prior to conducting any sale in a foreclosure proceeding or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Servicer shall cause an environmental review to be performed, in accordance with Accepted Servicing Practices on the Mortgaged Property by a company such as Equifax, Inc. or Toxicheck. If such review reveals that the Mortgaged Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Servicer shall not foreclose or accept a deed-in-lieu of foreclosure without the prior written consent of the Certificate Insurer. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures which are not inconsistent with the Accepted Servicing Practices as it shall deem necessary or advisable and as shall be normal and usual in its general first and second mortgage loan servicing activities. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless, in the reasonable judgment of the Servicer, such expenses will be recoverable from Liquidation Proceeds.

          (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of Certificateholders of the related Trust and the Certificate Insurer.

          (c) Any Insurance Proceeds or Liquidation Proceeds received with respect to a Mortgage Loan or REO Property will be applied in the following order of priority, in each case to the extent of available funds: first, to pay the Servicer any accrued and unpaid Servicing Fees relating to such Mortgage Loan; second, to reimburse the Servicer or any subservicer for any related unreimbursed Servicing Advances, and any related unreimbursed Periodic Advances theretofore funded by the Servicer or any Subservicer from its own funds, in each case, with respect to the related Mortgage Loan; third, to accrued and unpaid interest on the Mortgage Loan, at the Mortgage Loan Rate (or at such lesser rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act) on the Principal Balance of such Mortgage Loan, to the date such Mortgage Loan is determined to be a Liquidated Mortgage Loan if it is a Liquidated Mortgage Loan, or to the Due Date in the Due Period prior to the Distribution Date on which such amounts are to be distributed if such determination has not yet been made, minus any unpaid Servicing Fees with respect to such Mortgage Loan; fourth, to the extent of the Principal Balance of the Mortgage Loan outstanding immediately prior to the receipt of such proceeds, as a recovery of principal of the related Mortgage Loan; fifth, to reimburse the Certificate Insurer for any Insured Payment made by the Certificate Insurer in respect of such Mortgage Loans, and sixth, to any prepayment or late payment charges or penalty interest payable in connection with the receipt of such proceeds and to all other fees and charges due and payable with respect to such Mortgage Loan. The amount of any gross Insurance Proceeds and Liquidation Proceeds received with respect to any Mortgage Loan or REO Property minus the amount of any unreimbursed Servicing Advances, unreimbursed Periodic Advances or unpaid Servicing Fees, in each case, with respect to the related Mortgage Loan, are the "Net Recovery Proceeds" with respect to such Mortgage Loan or REO Property.

          In the event that Trust 1A acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, such Mortgaged Property shall be disposed of by or on behalf of such Trust within two years after its acquisition thereby unless (a) the Servicer shall have provided to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that the holding by such Trust of such Mortgaged Property subsequent to two years after its acquisition (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not cause such Trust to be subject to the tax on prohibited transactions imposed by Code Section 860F(a)(1), otherwise subject such Trust or the related Trust Fund to tax or cause the applicable REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (b) the Servicer or the Trustee (at the Servicer's expense) shall have applied for, at least 60 days prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by Code Section 856(e)(3), in which case the two-year period shall be extended by the applicable period. The Servicer shall further ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) at all times, that the sale of such property does not result in the receipt by the applicable REMIC of any income from non-permitted assets as described in Code Section 860F(a)(2)(B), and that such REMIC does not derive any "net income from foreclosure property" within the meaning of Code Section 860G(c)(2) with respect to such property.

          In lieu of foreclosing upon any defaulted Mortgage Loan, the Servicer may, in its discretion, permit the assumption of such Mortgage Loan if, in the Servicer's judgment, such default is unlikely to be cured and if the assuming borrower satisfies the Servicer's underwriting guidelines with respect to mortgage loans owned by the Servicer. In connection with any such assumption, the Mortgage Interest Rate of the related Mortgage Note and the payment terms shall not be changed. Any fee collected by the Servicer for entering into an assumption agreement will be retained by the Servicer as servicing compensation. Alternatively, the Servicer may encourage the refinancing of any defaulted Mortgage Loan by the Mortgagor.

          Section 5.7 TRUSTEE TO COOPERATE.

          Upon the payment in full of the Principal Balance of any Mortgage Loan, the Servicer will notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the related Collection Account pursuant to Section 5.2 have been so deposited) of a Servicing Officer. Upon any such payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 5.1, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from the related Collection Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a trust receipt in the form of Exhibit H signed by a Servicing Officer, release the related Mortgage File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released by the Trustee to the Servicer.

          Section 5.8 SERVICING COMPENSATION; PAYMENT OF CERTAIN EXPENSES BY SERVICER.

          On each Servicer Distribution Date, the Servicer shall be entitled to retain and not include in the Servicer Distribution Amount, as servicing compensation for the Due Period immediately preceding such Servicer Distribution Date, an amount equal to the Servicing Fee. Additional servicing compensation in the form of assumption fees, late payment charges or extension and other administrative charges, release fees, bad check charges and other similar servicing-related fees shall be retained by the Servicer. Net Liquidation Proceeds not otherwise required to be deposited in a Certificate Account or a Collection Account pursuant to this Agreement, to the extent set forth in
Section 6.6(d), earnings paid on Permitted Investments and amounts held on deposit as investment earnings on a Collection Account shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Trustee for deposit in a Certificate Account. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of the Trustee Fee to the extent that monies in the Collection Account of a Trust are insufficient therefor, as provided in Section
9.5 hereof, and all other fees and expenses not expressly stated hereunder to be payable by or from another source) and shall not be entitled to reimbursement therefor except as specifically provided herein.

          Section 5.9 ANNUAL STATEMENT AS TO COMPLIANCE.

          The Servicer will deliver to the Trustee, the Rating Agencies and the Certificate Insurer, on or before April 30 of each year, beginning April 30, 1998, an Officer's Certificate of the Servicer stating that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such Officer's supervision and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          Section 5.10 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.

          On or before April 30 of each year, beginning April 30, 1998, the Servicer at its expense shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants (who may also render other services to the Servicer) to furnish a report to the Trustee, the Rating Agencies and the Certificate Insurer to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under pooling and servicing agreements (including this Agreement) substantially similar to this Agreement, and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

          Section 5.11 ACCESS TO CERTAIN DOCUMENTATION.

          Each of the Servicer and the Seller shall permit the designated agents or representatives of each Certificateholder, the Certificate Insurer and the Trustee (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of the Servicer or the Seller relating to the Mortgage Loans and
(ii) to visit the offices and properties of the Servicer and of the Seller for the purpose of examining such materials and to discuss matters relating to the Mortgage Loans and the Servicer's and the Seller's performance under this Agreement with any of the officers or employees of the Servicer and the Seller having knowledge thereof and with the independent public accountants of the Servicer (and by this provision the Servicer and the Seller each authorize their respective accountants to discuss their respective finances and affairs), all at such reasonable times, as often as may be reasonably requested and without charge to such Certificateholder, the Certificate Insurer or the Trustee.

          Section 5.12 MAINTENANCE OF FIDELITY BOND.

          The Servicer shall during the term of its service as servicer maintain in force a fidelity bond and errors and omissions insurance in respect of its officers, employees or agents. Such bond and insurance shall comply with the requirements from time to time of the Federal National Mortgage Association for Persons performing servicing for mortgage loans purchased by such association.

          Section 5.13 REPORTS TO THE TRUSTEE; COLLECTION ACCOUNT STATEMENTS.

          (a) For each Trust, the Servicer shall deliver to the Trustee the monthly report regarding information as to each related Mortgage Loan pursuant to Section 6.5(a) and the monthly report regarding the payment status of each related Mortgage Loan pursuant to Section 5.16(a). The Servicer shall be responsible for all the information and data contained in such reports delivered by it to the Trustee and the Trustee shall be entitled to rely thereon without investigation. In addition, the Servicer shall deliver to the Trustee any documentation and information as necessary or appropriate to fulfill the obligations of successor servicer (including, without limitation such documentation and information in computer readable form) as the Trustee may reasonably request.

          (b) Notwithstanding anything to the contrary set forth in this Agreement, for each Trust the Servicer shall deliver to the Trustee each of the monthly reports regarding information as to each related Mortgage Loan pursuant to Section 6.5(a) and the monthly reports regarding the payment status of each related Mortgage Loan pursuant to Section 5.16(a) which is due on or prior to the first anniversary of the Closing Date both in printed form and in such computer readable format as agreed upon by the Trustee and the Servicer. The Servicer shall be responsible for all the information and data contained in such reports in printed form and computer readable format delivered by it to the Trustee and the Trustee shall be entitled to rely thereon without investigation.

          (c) It is understood that the delivery of such reports in computer readable format pursuant to Section 5.13(b) shall be solely for the purpose of enabling the Trustee to promptly undertake the responsibilities of successor servicer in the event it is required to do so on or before the first anniversary of the Closing Date as provided in Section 7.2. The Trustee shall have full discretion in determining how it prepares itself to undertake such responsibilities and, unless the Trustee becomes successor servicer (and except in its capacity as Back-up Servicer), the Trustee shall not be required to provide any information or produce any reports based on the reports in printed form or computer readable format provided to it by the Servicer.

          (d) Not later than 15 days after each Servicer Distribution Date, for each Trust the Servicer shall provide to the Trustee, the Back-up Servicer and the Certificate Insurer a statement, certified by a Servicing Officer, setting forth the status of the related Collection Account as of the close of business on the related Distribution Date, stating that all distributions required by this Agreement to be made by the Trustee pursuant to the written instructions of the Servicer have been made (or if any required distribution has not been made pursuant to the written instructions of the Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the related Collection Account for each category of deposit specified in Section 5.2 and each category of withdrawal specified in Section 5.3 and the aggregate of deposits into the related Certificate Account as specified in Section 6.1(c). Such statement shall also state the aggregate unpaid principal balance of all the related Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Distribution Date occurs. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request.

          Section 5.14 REPORTS TO BE PROVIDED BY THE SERVICER.

          (a) In connection with the transfer of the Certificates, the Trustee on behalf of any Certificateholder may request that the Servicer make available to any prospective Certificateholder annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied or unreasonably delayed. Such annual audited financial statements also shall be made available to the Certificate Insurer upon request.

          (b) The Servicer also agrees to make available on a reasonable basis to the Certificate Insurer or any prospective Certificateholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Certificate Insurer or any prospective Certificateholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Certificate Insurer or such prospective Certificateholder that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

          Section 5.15 ADJUSTMENT OF SERVICING COMPENSATION IN RESPECT OF PREPAID MORTGAGE LOANS.

          For each Trust, the aggregate amount of the Servicing Fees that the Servicer shall be entitled to receive with respect to all of the related Mortgage Loans and each Distribution Date shall be offset on such Distribution Date by an amount equal to the aggregate Prepayment Interest Shortfall with respect to all related Mortgage Loans which were subjects of Principal Prepayments during the month preceding the month of such Distribution Date. The amount of any offset against the aggregate Servicing Fee with respect to any Distribution Date under this Section 5.15 shall be limited to the aggregate amount of the Servicing Fees otherwise payable to the Servicer (without adjustment on account of Prepayment Interest Shortfalls) with respect to (i) scheduled payments having the Due Date occurring in the month preceding the month of such Distribution Date received by the Servicer prior to the Servicer Distribution Date, and (ii) Principal Prepayments, Curtailments and Liquidation Proceeds received in the month preceding the month in which such Distribution Date occurs, and the rights of the Certificateholders to the offset of the aggregate Prepayment Interest Shortfalls shall not be cumulative.

          Section 5.16 PERIODIC ADVANCES; SPECIAL ADVANCE.

          (a) If, on any Servicer Distribution Date for a Trust, the Servicer determines that any Monthly Payments due on the Due Date immediately preceding such Servicer Distribution Date have not been received as of the close of business on the Business Day preceding such Servicer Distribution Date, the Servicer shall determine the amount of any Periodic Advance required to be made with respect to the related Distribution Date. The Servicer shall, one Business Day after such Servicer Distribution Date, deliver a report to the Trustee, the Certificate Insurer and the Back-Up Servicer indicating the payment status of each Mortgage Loan as of such Servicer Distribution Date. The Servicer shall include in the amount to be deposited in the related Certificate Account on such Servicer Distribution Date an amount equal to the Periodic Advance, if any, which deposit may be made in whole or in part from funds in the related Collection Account being held for future distribution or withdrawal on or in connection with Distribution Dates in subsequent months. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Servicer from its own funds by deposit in the related Collection Account on or before the Business Day preceding any such future Servicer Distribution Date to the extent that funds in the related Collection Account on such Servicer Distribution Date shall be less than payments to Certificateholders required to be made on such date.

          The Servicer shall designate on its records the specific Mortgage Loans and related installments (or portions thereof) as to which such Periodic Advance shall be deemed to have been made, such determination being conclusive for purposes of withdrawals from the related Collection Account pursuant to
Section 5.3.

          (b) In addition to the Periodic Advances the Servicer shall make special advances (each a "Special Advance") on the Closing Date, of $77,974, in the case of Trust 1A, and $222,072, in the case of Trust 1B with respect to interest on Mortgage Loans with first payment dates on or after April 1, 1997. Each Special Advance shall be held in a separate account for each Trust, such accounts to be established pursuant to 6.1(b). The Special Advance shall be made without regard to recoverability, and shall not be reimbursable. In no event shall the Trustee, as successor Servicer, be liable for the payment of the Special Advance.

          Section 5.17 INDEMNIFICATION; THIRD PARTY CLAIMS.

          (a) The Servicer agrees to indemnify and to hold each of the Depositor, each Trust Fund, the Trustee, the Seller, the Certificate Insurer and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor, any Trust Fund, the Trustee, the Seller, the Certificate Insurer and any Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. Each indemnified party and the Servicer shall immediately notify the other indemnified parties if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Depositor, the Servicer, a Trust Fund, the Trustee, the Seller, the Certificate Insurer and/or Certificateholder in respect of such claim.

          Section 5.18 MAINTENANCE OF CORPORATE EXISTENCE AND LICENSES; MERGER OR CONSOLIDATION OF THE SERVICER.

          (a) The Servicer will keep in full effect its existence, rights and franchises as a Federal savings bank, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.1 to be true and correct at all times under this Agreement.

          (b) Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000, and in all events shall be, with the prior written consent of the Certificate Insurer, the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger or consolidation to the Trustee and the Certificate Insurer.

          Section 5.19 ASSIGNMENT OF AGREEMENT BY SERVICER; SERVICER NOT TO RESIGN.

          The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Seller, the Certificate Insurer and the Trustee or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Servicer without incurring, in the reasonable judgment of the Certificate Insurer, unreasonable expense. Any such determination that the Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee, the Seller, the Depositor and the Certificate Insurer. No such resignation shall become effective until the Trustee or a successor appointed in accordance with the terms of this Agreement has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 7.2. The Servicer shall provide the Trustee, the Rating Agencies and the Certificate Insurer with 30 days prior written notice of its intention to resign pursuant to this Section 5.19.

          Section 5.20 PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION; ADDITIONAL INFORMATION.

          The Trustee shall prepare or cause to be prepared for filing with the Commission (other than the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates) any and all reports, statements and information respecting each Trust and/or the Certificates required to be filed, and shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited, pursuant to the Securities Exchange Act of 1934, as amended. To the extent it does not already have such relief, the Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests with, or other appropriate exemptive relief from, the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates. Fees and expenses incurred by the Trustee in connection with the foregoing shall be reimbursed pursuant to
Section 9.5 and shall not be paid by either Trust.

          The Servicer and the Depositor each agree to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements as the Trustee deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission.

                                   ARTICLE VI.
                           DISTRIBUTIONS AND PAYMENTS

          Section 6.1 ESTABLISHMENT OF ACCOUNTS; WITHDRAWALS FROM ACCOUNTS; DEPOSITS TO THE CERTIFICATE ACCOUNT.

          (a) For each Trust, the Trustee shall establish and maintain a Certificate Account which shall be titled "Certificate Account, Norwest Bank Minnesota, National Association, as trustee for the registered holders of Life Financial Services Trust 1997-1A, Mortgage Pass-Through Certificates, Series 1997-1A, Class A-1," and "Certificate Account, Norwest Bank Minnesota, National Association, as trustee for the registered holders of Life Financial Services Trust 1997-1B, Mortgage Pass-Through Certificates, Series 1997-1B, Class A-2," respectively, a Pre-Funding Account, which shall be titled "Pre-Funding Account, Norwest Bank Minnesota, National Association, as trustee for the registered holders of Life Financial Services Trust 1997-1A, Mortgage Pass-Through Certificates, Series 1997-1A, Class A-1," and "Pre-Funding Account, Norwest Bank Minnesota, National Association, as trustee for the registered holders of Life Financial Services Trust 1997-1B, Mortgage Pass-Through Certificates, Series 1997-1B, Class A-2," respectively, a Capitalized Interest Account, which shall be titled "Capitalized Interest Account, Norwest Bank Minnesota, National Association, as trustee for the registered holders of Life Financial Services Trust 1997-1A, Mortgage Pass-Through Certificates, Series 1997-1A, Class A-1," and "Capitalized Interest Account, Norwest Bank Minnesota, as trustee for the registered holders of Life Financial Services Trust 1997-1B, Mortgage Pass-Through Certificates, Series 1997-1B, Class A-2," respectively, and a Special Advance Account, which shall be titled "Special Advance Account, Norwest Bank Minnesota, National Association, as trustee for the registered holders of Life Financial Services Trust 1997-1A, Mortgage Pass- Through Certificates, Series 1997-1A, Class A-1," and "Special Advance Account, Norwest Bank Minnesota, National Association, as trustee for the registered holders of Life Financial Services Trust 1997- 1B, Mortgage Pass-Through Certificates, Series 1997-1B, Class A-2," respectively, each of which shall be an Eligible Account. Upon receipt of the proceeds of the sale of the Certificates, on the Closing Date, the Trustee shall, upon the Depositor's direction, from the proceeds of the sale of the Certificates, deposit, on behalf of the Certificateholders (i) in each Pre-Funding Account, the related Original Pre-Funded Amount and (ii) in each Capitalized Interest Account, an amount equal to $73,276, in the case of Trust 1A, and $262,617, in the case of Trust 1B. Neither Capitalized Interest Account and neither Pre-Funding Account shall be deemed part of the related Trust Fund. Each shall be deemed an outside reserve fund, the owner of which, for Federal income tax purposes, shall be deemed the Seller.

          (b) The Trustee shall invest the funds in each Certificate Account and, as directed by the Seller in each Special Advance Account, only in Permitted Investments. All income realized from any such Permitted Investment in a Certificate Account shall be for the benefit of the Trustee. All income realized from any such Permitted Investment in a Special Advance Account shall be for the benefit of the Seller. The amount of any losses incurred in respect of any such investments relating to the Certificate Account shall be deposited in the related Certificate Account by the Trustee out of its own funds immediately as realized and the amount of any losses incurred in respect of any such investments relating to the Special Advance Account shall be deposited in the related Special Advance Account by the Seller out of its own funds immediately as realized.

          (c) On each Servicer Distribution Date for a Trust, the Servicer shall cause to be deposited in the related Certificate Account, from funds on deposit in the related Collection Account, (i) an amount equal to the related Servicer Distribution Amount and (ii) related Net Foreclosure Profits, if any with respect to the related Distribution Date, minus any portion thereof payable to the Servicer pursuant to Section 5.3. On each Servicer Distribution Date for a Trust, the Servicer shall also deposit into the related Certificate Account any Periodic Advances with respect to the related Distribution Date calculated in accordance with Section 5.16 and any related Compensating Interest Payment with respect to the related Distribution Date in accordance with Section 6.9.

          (d) The Trustee shall cause to be deposited into the Certificate Account for each Trust amounts received from the related Reserve Account Trustee pursuant to Section 6.4 (b) (i) and (ii) and amounts received from the related Insurance Account pursuant to Section 6.4(f). In addition, on the Distribution Dates occurring in April and May 1997, the Trustee shall cause to be deposited in the Certificate Account for Trust 1A an amount equal to $53,747 and $24,227, respectively, from the Trust 1A Special Advance Account and in the Certificate Account for Trust 1B an amount equal to $161,517 and $60,555, respectively, from the Trust 1B Special Advance Account.

          (e) On the April 1997 and the May 1997 Distribution Dates, the Trustee shall transfer from the Capitalized Interest Account for each Trust to the related Certificate Account the related Capitalized Interest Requirement, if any, for such Distribution Date.

          (f) On the Distribution Date for a Trust following the final Subsequent Transfer Date, or the May 1997 Distribution Date, whichever is earlier, any amounts remaining in the related Capitalized Interest Account, after taking into account the transfers on such Distribution Date described in clause (e) above, shall be paid to the Seller, and the related Capitalized Interest Account shall be closed.

          (g) On any Subsequent Transfer Date for a Trust, the Depositor and the Seller shall instruct in writing the Trustee to withdraw from the related Pre-Funding Account an amount equal to 100% of the aggregate Principal Balances as of the related Subsequent Cut-Off Date of the Subsequent Mortgage Loans sold to the Trust on such Subsequent Transfer Date and pay 97.2% of such amount with respect to Trust 1A, or 93.3% with respect to Trust 1B to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.3(b) and
(c) hereof with respect to such transfer and transfer 2.8% of such amount with respect to Trust 1A, or 6.7% with respect to Trust 1B to the related Reserve Account. The Trustee may conclusively rely on such written instructions from the Depositor and the Seller.

          (h) If (x) the Pre-Funded Amount for a Trust has not been reduced to zero by May 15, 1997 or (y) the Pre-Funded Amount has been reduced to less than $100,000 by the April 1997 Distribution Date, after giving effect to any reductions in the Pre-Funded Amount on such date, the Trustee shall withdraw from the Pre-Funding Account on such date and deposit in the related Certificate Account the amount on deposit in the Pre-Funding Account other than any related Pre-Funding Earnings.

          (i) On the April 1997 and the May 1997 Distribution Dates, the Trustee shall transfer from the Pre-Funding Account for a Trust to the related Certificate Account the Pre-Funding Earnings, if any, applicable to each such Distribution Date.

          Section 6.2 PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT.

          The Trustee shall withdraw or cause to be withdrawn funds from the Certificate Account for each Trust for the following purposes:

          (a) to effect the distributions described in Section 6.5;

          (b) to pay to the Seller with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.6 or 3.3 or to pay to the Servicer with respect to each related Mortgage Loan or property acquired in respect thereof that has been purchased all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance was determined;

          (c) to pay itself any interest earned on or investment income earned with respect to funds in the Certificate Account;

          (d) to return to the related Collection Account any amount deposited in the Certificate Account that was not required to be deposited therein; and

          (e) to clear and terminate the Certificate Account upon termination of the Trust Fund pursuant to Article VIII.

          The Trustee shall keep and maintain a separate accounting for withdrawals from the Certificate Account pursuant to each of subclauses (a) through (f) listed above.

          Section 6.3 COLLECTION OF MONEY.

          Except as otherwise expressly provided herein, for each Trust the Trustee may demand payment or delivery from the Servicer of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including (a) all payments due on the related Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Servicer or by any sub servicer and (b) related Insured Payments. The Trustee shall hold all such money and property received by it, as part of the related Trust Fund and shall apply it as provided in this Agreement.

          Section 6.4 THE RESERVE ACCOUNT TRUST AND THE CERTIFICATE INSURANCE POLICIES.

          (a) For each Trust, the parties hereto do hereby create and establish a trust, the "LFS 1997-1A Reserve Account Trust" and the "LFS 1997-1B Reserve Account Trust," respectively (each, a "Reserve Account Trust"). Each Reserve Account Trust shall hold a trust account (each a "Reserve Account") entitled "Reserve Account, Norwest Bank Minnesota, National Association, as trustee for LFS 1997-1A Reserve Account Trust," and "Reserve Account, Norwest Bank Minnesota, National Association, as trustee for LFS 1997-1B Reserve Account Trust," respectively, for the benefit of the related Certificateholders, the Certificate Insurer, the Trustee and, in the case of Trust 1B, the Seller; provided, however, that the Seller shall be entitled to receive distributions from the Trust 1B Reserve Account only in accordance with Section 6.4(b)(v)(2). Norwest Bank Minnesota, National Association, so long as it is acting as Trustee hereunder (or if it is no longer acting as Trustee, than the successor Trustee) shall serve as the Reserve Account Trustee for each Reserve Account Trust. The LFS 1997-1A Reserve Account Trust is for credit enhancement purposes and shall not be part of its related Trust Fund, and for Federal income tax purposes, the LFS 1997-1A Reserve Account Trust shall be deemed to be owned by the Class R Certificateholder (who shall pay the taxes, if any, imposed on the Trust 1A Reserve Account and the LFS 1997-1A Reserve Account Trust from its own funds). The LFS 1997-1B Reserve Account Trust is for credit enhancement purposes and shall not be part of its related Trust Fund, and for Federal income tax purposes, the the Trust 1B Reserve Account and the LFS 1997-1B Reserve Account Trust shall be deemed to be owned by the Seller (who shall pay the taxes, if any, imposed on the LFS 1997-1B Reserve Account Trust from its own funds). Subject to the terms hereof, the funds held in each Reserve Account may be invested solely in Permitted Investments at the direction of the Servicer. No Permitted Investment shall be sold prior to its maturity unless needed to make required transfers from the related Reserve Account. The Servicer shall be liable for any losses occurring with respect to the Permitted Investments held in a Reserve Account. Neither the Class R Certificateholder nor the Seller will be required to refund any amount previously distributed to it, regardless of whether there are sufficient funds to make a full distribution to Certificateholders on such Distribution Date. For each Trust, the Trustee or the Reserve Account Trustee, as the case may be, shall promptly upon receipt, deposit into the related Reserve Account, or, in the case of the Trustee, transfer to the related Reserve Account Trustee for deposit in the related Reserve Account:

          (i) On the Closing Date, an amount equal to $941,065 in the case of Trust 1A to be deposited from the proceeds of the sale of the Class A-1 Certificates, and $3,115,053, in the case of Trust 1B to be deposited from the proceeds of the sale of the Class A-2 Certificates, which represents 2.8% in the case of Trust 1A, and 6.7% in the case of Trust 1B, of the Principal Balance of the related Mortgage Loans as of the Cut-Off Date. On each Subsequent Transfer Date the Trustee shall transfer amounts from the related Pre- Funding Account to the related Reserve Account pursuant to
     Section 6.1(g). In addition, on any Subsequent Transfer Date, the Certificate Insurer may require the Seller to deposit an amount into the related Reserve Account as discussed in the last paragraph of the definition of "Required Reserve Account Level."

          (ii) On each Distribution Date thereafter, amounts for such Trust described in Section 6.5(vi) or (vii); and

          (iii) Amounts for such Trust required to be paid by the Servicer pursuant to Section 6.6(d) in connection with losses on investments of amounts in the related Reserve Account.

          (b) For each Trust, amounts on deposit in the related Reserve Account shall be withdrawn by the Reserve Account Trustee and transferred to the Trustee for distribution in the following order of priority:

          (i) on the Business Day prior to each Distribution Date for such Trust, (1) for which an Insured Payment is required, the Reserve Account Trustee shall withdraw all funds on deposit in the related Reserve Account and transfer such funds to the Trustee for deposit in the related Certificate Account and (2) for which no Insured Payment is required, the Reserve Account Trustee shall withdraw from the related Reserve Account an aggregate amount equal to the related Credit Enhancement Distribution Amount and transfer such funds to the Trustee for deposit in the related Certificate Account, in each case to be used to make distributions to the related Certificateholders on the Distribution Date;

          (ii) on each Distribution Date for such Trust, to deposit in the related Certificate Account the amount, if any, required to make the full distribution for such Trust under Section 6.5(i)-(ii);

          (iii) on each Distribution Date for such Trust, to deposit in the related Certificate Account the amount, if any, required to make the full distribution for such Trust under Section 6.5(v);

          (iv) on each Distribution Date for such Trust, to the extent there are insufficient funds in the related Reserve Account to make deposits described in Section 6.4(b)(i) through (iii) above, withdraw from amounts on deposit in the Reserve Account of the other Trust remaining after the application of Section 6.4(b)(i) through (iii) for such other Trust, the amount of such insufficiency and deposit it in the Certificate Account of such Trust;

          (v) on each Distribution Date for such Trust, to the extent that the amount then on deposit in the related Reserve Account after giving effect to all required transfers for such Trust, described in Section 6.5(i)-(v) on or prior to such Distribution Date exceeds the related Required Reserve Account Level (such excess, a "Reserve Account Excess"), an amount equal to such Reserve Account Excess shall be distributed by the Reserve Account Trustee to the Trustee and shall be distributed by the Trustee as follows:
     (1) to the Reserve Account of the other Trust until the amount therein is at its required Reserve Account Level, (2) to the Trustee, any indemnification owed the Trustee and any director, officer, employee or agent of the Trustee pursuant to Section 9.5(b) and (3) any remaining amounts in the Trust 1A Reserve Account to the Class R Certificateholder and any remaining amounts in the Trust 1B Reserve Account to the Seller, in either case of (2) or (3), free and clear of any lien or encumbrance; and

          (vi) to clear and terminate the Reserve Account for such Trust upon the termination of this Agreement in accordance with the terms of Section 8.1;

          and also, in no particular order of priority:

          (vii) to invest amounts on deposit in the Reserve Account for such Trust in Permitted Investments pursuant to Section 6.6; and

          (viii) to withdraw any amount not required to be deposited in the Reserve Account for such Trust or deposited therein in error.

          (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Certificate from moneys received under the related Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

          (d) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Certificates. Each Certificateholder, by its purchase of Certificates, the Servicer and the Trustee agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each Certificateholder, the Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Servicer, the Trustee and each Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

          (e) No later than three Business Days prior to each Distribution Date for each Trust, the Trustee shall determine whether a Deficiency Amount for such Trust exists. If the Trustee determines that a Deficiency Amount exists, the Trustee shall complete a notice in the form of Exhibit A to the related Certificate Insurance Policy (the "Notice") and submit the Notice to the Certificate Insurer or its agent no later than 12:00 noon New York City time on the second Business Day preceding such Distribution Date, as a claim for an Insured Payment in an amount equal to such Deficiency Amount. The Trustee shall, as necessary, make a claim on the related Certificate Insurance Policy in respect to Preference Amounts of a Trust in accordance with the terms of the related Certificate Insurance Policy.

          (f) For each Trust, the Trustee shall establish and maintain an Eligible Account for the benefit of the related Class A Certificateholders for the exclusive use as an account into which to deposit any proceeds of the related Certificate Insurance Policy (each, an "Insurance Account"). Upon receipt of an Insured Payment with respect to a Trust from the Insurer, the Trustee shall deposit the related Insured Payment in the related Insurance Account. All amounts on deposit in an Insurance Account shall remain uninvested. On each Distribution Date for each Trust, the Trustee shall (i) transfer any Deficiency Amount then on deposit in the related Insurance Account to the related Certificate Account and (ii) return any money in the related Insurance Account which does not constitute an Insured Payment to the Certificate Insurer. The Trustee shall distribute on each Distribution Date for each Trust, to the related Class A Certificateholders, the Deficiency Amount of such Trust for such Distribution Date from the related Certificate Account in accordance with the priorities set forth in Section 6.5 hereof.

          (g) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Insured Payment from the Certificate Insurer and (ii) distribute such Insured Payment as set forth in subsection (f) above.

          Section 6.5 DISTRIBUTIONS.

          For each Trust, no later than 12:00 noon California time on the fourth Business Day following each Record Date, the Servicer shall deliver to the Trustee, the Certificate Insurer and the Back- Up Servicer a report containing such information as to each related Mortgage Loan as of such Record Date necessary to calculate the allocations, disbursements and transfers set forth below and such other information as the Trustee or the Certificate Insurer shall reasonably require.

          With respect to the Certificate Account for each Trust and to the extent the Servicer has delivered the report pursuant to the preceding sentence, on each Distribution Date, the Trustee shall make the following allocations, disbursements and transfers with respect to such Trust in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred (provided, however, that amounts on deposit in the Certificate Account of such Trust in respect of Insured Payments shall be distributed pursuant to Section 6.5(iii) and (iv) only):

          (i) from amounts then on deposit in the Certificate Account for such Trust (including any amounts withdrawn from either Reserve Account) to the Trustee an amount equal to the Trustee Fee then due to it with respect to such Trust;

          (ii) from amounts then on deposit in the Certificate Account for such Trust (including any amounts withdrawn from either Reserve Account), to the Certificate Insurer, the related Premium Amount;

          (iii) from amounts then on deposit in the Certificate Account for such Trust (including any Insured Payments, amounts withdrawn from either Reserve Account and, on any Distribution Date on or before the Distribution Date immediately following the end of the related Pre-Funding Period, any amounts withdrawn from the related Capitalized Interest Account), to the related Class A Certificateholders an amount equal to the related Class A Interest Distribution Amount;

          (iv) from amounts then on deposit in the Certificate Account for such Trust (including any Insured Payments and amounts withdrawn from either Reserve Account) to the related Class A Certificateholders an amount equal to the related Class A Principal Distribution Amount until the related Class A Certificate Principal Balance has been reduced to zero;

          (v) from amounts then on deposit in the Certificate Account for such Trust (excluding any Insured Payments but including amounts withdrawn from either Reserve Account) to the Certificate Insurer, the related Reimbursement Amount for such Distribution Date; and

          (vi) from amounts then on deposit in the Certificate Account for such Trust (excluding any Insured Payments), to the Reserve Account for the other Trust an amount up to the excess, if any, of (x) the sum of the Trustee Fee for such other Trust, the Premium Amount for such other Trust, the Class A Interest Distribution Amount for such other Trust, the Class A Principal Distribution Amount for such other Trust and the Reimbursement Amount for such other Trust for such Distribution Date over (y) the amounts to be distributed to the Trustee, the Certificate Insurer and the Class A Certificateholders of such other Trust from the amounts on deposit in the Certificate Account for such other Trust (other than from Insured Payments or the Reserve Accounts);

          (vii) an amount equal to any amount then remaining in the Certificate Account for such Trust after the applications described in clauses (i) through (vi) above shall be deposited first into the Reserve Account of such Trust until the amount therein is at its required Reserve Account Level; and then into the Reserve Account of the other Trust until the amount therein is at its required Reserve Account Level;

          (viii) from amounts then on deposit in the Certificate Account for Trust 1A (excluding any Insured Payments), to the Class A
     Certificateholders, the Certificateholders' Interest Carryover;

          (ix) any remaining amounts on deposit in the Certificate Account for Trust 1A, to the Class R Certificateholders; and

          (x) any remaining amounts on deposit in the Certificate Account for Trust 1B, to the Reserve Account for Trust 1B.

          Notwithstanding the foregoing, the aggregate amounts distributed on all Distribution Dates to the Holders of the Class A Certificates of a Trust on account of principal shall not exceed the related Original Class A Principal Balance. In addition, the Trustee shall distribute any funds remaining in the Special Advance Account for each Trust to the Seller after the Distribution Date occurring in May 1997 to the extent such amounts constitute earnings from Permitted Investments on the Special Advance Account.

          Section 6.6 INVESTMENT OF ACCOUNTS.

          (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account (other than the Insurance Account) held by the Trustee or the Reserve Account Trustee, shall be invested and reinvested by the Trustee or the Reserve Account Trustee, as the case may be, as directed in writing by the Servicer (or with respect to a Certificate Account, as directed by the Trustee), solely in one or more Permitted Investments, in the name of the Trustee or the Reserve Account Trustee, as the case may be, for the benefit of the related Certificateholders and the Certificate Insurer, bearing interest or sold at a discount. If an Event of Default shall have occurred and be continuing or if the Servicer does not provide investment directions, the Trustee shall invest all Accounts (other than the Insurance Account) in Permitted Investments described in paragraph (d) of the definition of Permitted Investments. No such investment in any Account shall mature later than the Business Day immediately preceding the next Distribution Date for the related Trust (except that if such Permitted Investment is an obligation of the Trustee, then such Permitted Investment shall mature not later than such Distribution Date).

          (b) Subject to Section 6.1(b), if any amounts are needed for disbursement from any Account held by the Trustee or the Reserve Account Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee or the Reserve Account Trustee, as the case may be, shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee and the Reserve Account Trustee shall not be, and the Servicer shall be, liable for any investment loss or other charge resulting therefrom unless the Trustee's or the Reserve Account Trustee's, as the case may be, failure to perform in accordance with this Section 6.6 is the cause of such loss or charge.

          (c) Subject to Section 9.1 hereof, the Trustee and the Reserve Account Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee or the Reserve Account Trustee, as the case may be, resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee or the Reserve Account Trustee is the obligor and has defaulted thereon or as provided in subsection (b) of this
Section 6.6).

          (d) So long as no Event of Default shall have occurred and be continuing, all net income and gain realized from investment of, and all earnings on, funds deposited in each Collection Account shall be for the benefit of the Servicer as servicing compensation (in addition to the related Servicing
Fees). The Servicer shall deposit in the related Account the amount of any loss incurred in respect of any Permitted Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss, without any right to reimbursement therefor from its own funds.

          Section 6.7 REPORTS BY THE TRUSTEE.

          (a) For each Trust, on each Distribution Date the Trustee shall provide to each Holder, to the Servicer, to the Certificate Insurer, to the Underwriter, to the Depositor, to the Back-Up Servicer and to the Rating Agencies a written report (the "Trustee Remittance Report"), setting forth information including, without limitation, the following information:

          (i) the amount of the distribution with respect to the related Class A Certificates;

          (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included therein;

          (iii) the amount of such distributions allocable to interest and the calculation thereof;

          (iv) the Certificate Principal Balance of the related Class A Certificates as of such Distribution Date, together with the principal amount of such Class A Certificates (based on a Certificate in an original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Distribution Date;

          (v) the amount of any Insured Payment included in the amounts distributed to such Class A Certificateholders on such Distribution Date;

          (vi) the amount of any Credit Enhancement Distribution Amount withdrawn from the related Reserve Account on such Remittance Date;

          (vii) the amount then on deposit in the related Reserve Account together with the related current Required Reserve Account Level (indicating the calculation for each in such report);

          (viii) the amounts, if any, of any Liquidated Loan Losses for related Mortgage Loans for the related Due Period;

          (ix) the amount, if any, of Reimbursement Amounts for such Trust, included in such distribution; and

          (x) during the Pre-Funding Period for such Trust, the aggregate Principal Balance of Subsequent Mortgage Loans purchased by such Trust during the prior Due Period and the amount on deposit in the related Pre-Funding Account as of the end of such Due Period.

                  Items (i), (ii) and (iii) above shall, with respect to the Class A Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Certificates are outstanding, the Trustee shall furnish a report to each Holder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii) and (iii) with respect to the Certificates for such calendar year.

                  (b) All distributions made to the Class A Certificateholders of a Trust on each Distribution Date will be made on a pro rata basis among such Class A Certificateholders on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall own of record Certificates which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have provided complete wiring instructions at least five Business Days prior to the Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.

                  (c) In addition, for each Trust on each Distribution Date the Trustee will distribute to each related Holder, to the Certificate Insurer, to the Underwriter, to the Servicer, to the Depositor, to the Back-Up Servicer and to the Rating Agencies, together with the information described in subsection
(a) preceding, the following information with respect to the Mortgage Loans as of the close of business on the last Business Day of the prior calendar month (except as otherwise provided in clause (v) below), which is hereby required to be prepared by the Servicer and furnished to the Trustee in computer tape or electronic transmission format for such purpose on or prior to the related Servicer Distribution Date (The Trustee shall have no duty or obligation with respect to the accuracy of the information contained in such computer tape or electronic transmission):

                           (i) the total number of related Mortgage Loans and the aggregate Principal Balances thereof, together with the number, aggregate principal balances of such Mortgage Loans and the percentage (based on the aggregate Principal Balances of such Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all related Mortgage Loans (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90 or more days Delinquent;

                           (ii) the number, aggregate Principal Balances of all related Mortgage Loans and percentage (based on the aggregate Principal Balances of such Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all related Mortgage Loans in foreclosure proceedings and the number, aggregate Principal Balances of all related Mortgage Loans and percentage (based on the aggregate Principal Balances of such Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

                           (iii)    the number, aggregate Principal
                                    Balances of all related Mortgage Loans and percentage (based on the aggregate Principal Balances of such Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all related Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number, aggregate Principal Balances of all related Mortgage Loans and percentage (based on the aggregate Principal Balances of such Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

                           (iv) the number, aggregate Principal Balances of all related Mortgage Loans and percentage (based on the aggregate Principal Balances of such Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all related Mortgage Loans relating to REO Properties and the number, aggregate Principal Balances of all related Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

                           (v) the weighted average Mortgage Interest Rate of all related Mortgage Loans as of the Due Date occurring in the Due Period related to such Distribution Date;

                           (vi) the weighted average remaining term to stated maturity of all related Mortgage Loans;

                           (vii)    the book value of any related REO
                                    Property; and

                           (viii) for all related Mortgage Loans, the three month rolling average of 60+ day delinquencies, the Three Month Average Annualized Default Rate, Liquidated Loan Losses for such Due Period, Cumulative Liquidated Loan Losses, Total Expected Losses and Monthly Excess Cashflow.

                  Section 6.8  ADDITIONAL REPORTS BY TRUSTEE.

                  (a) The Trustee shall report to the Depositor, the Servicer, the Back-Up Servicer and the Certificate Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Trustee and the identity of the investments included therein, as the Depositor, the Servicer or the Certificate Insurer may from time to time request in writing.

                  (b) From time to time, at the request of the Certificate Insurer, the Trustee shall report to the Certificate Insurer with respect to its actual knowledge, without independent investigation, of any breach of any of the representations or warranties relating to individual Mortgage Loans set forth in any Purchase Agreement or in Section 3.1 or 3.2 hereof. The Trustee shall also provide the Certificate Insurer such other information as may be reasonably requested by it.

                  Section 6.9  COMPENSATING INTEREST.

                  For each Trust, not later than the close of business on each Servicer Distribution Date, the Servicer shall remit to the Trustee (without right or reimbursement therefor) for deposit into the related Certificate Account an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls for such Trust for the related Distribution Date resulting from Principal Prepayments during the related Due Period and (b) its aggregate Servicing Fees for such Trust received in the related Due Period and shall not have the right to reimbursement therefor (the "Compensating Interest").

                  Section 6.10 EFFECT OF PAYMENTS BY THE CERTIFICATE INSURER; SUBROGATION.

                  Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Certificates which is made with moneys received pursuant to the terms of the Certificate Insurance Policy shall not be considered payment of the Certificates from a Trust Fund. The Depositor, the Servicer and the Trustee acknowledge, and each Holder by its acceptance of a Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, the Servicer, the Trustee or the Certificate Registrar (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to, and each Certificateholder, the Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from such Trust Fund, including, without limitation, any amounts due to the Certificateholders in respect of securities law violations arising from the offer and sale of the Certificates, and (b) the Certificate Insurer shall be paid such amounts from the sources and in the manner provided herein for the payment of such amounts and as provided in the Insurance Agreement. The Trustee and the Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.


                                  ARTICLE VII.
                                     DEFAULT

                  Section 7.1  EVENTS OF DEFAULT.

                  (a) In case one or more of the following Events of Default shall occur and be continuing, that is to say:

                           (i) any failure by the Servicer to remit to the Trustee any payment (including Periodic Advances) required to be made by the Servicer under the terms of this Agreement which continues unremedied for one (1) Business Day;

                           (ii) the failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of one (1) Business Day after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by any Certificateholder or the Certificate Insurer;

                           (iii)    any failure on the part of the Servicer
                                    or the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer or the Seller, as the case may be, contained in this Agreement or the Insurance Agreement, respectively, or the breach of any representation and warranty made pursuant to Section 3.1 or the Insurance Agreement, as the case may be, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Seller, as the case may be, by the Depositor or the Trustee, or to the Servicer or the Seller, as the case may be, and the Trustee by any Certificateholder or the Certificate Insurer;

                           (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days;

                           (v)      the Servicer shall consent to the
                                    appointment of a conservator or receiver or
                                    liquidator in, or otherwise voluntarily
                                    consent to, any insolvency,  readjustment of
                                    debt, marshaling of assets and liabilities
                                    or similar   proceedings of or relating to
                                    the Servicer or of or relating to all or substantially all of the Servicer's property;

                           (vi) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

                           (vii) for either Trust, as of any Distribution Date prior to the 60th Distribution Date, Total Expected Losses exceed 6.75% of the related Original Certificate Principal Balance;

                           (viii) for either Trust, as of any Distribution Date following the 60th Distribution Date but prior to the 120th Distribution Date, Total Expected Losses exceed 10.00% of the related Original Certificate Principal Balance; or

                           (ix) so long as the Seller is the Servicer, any failure of the Seller to repurchase, substitute or to indemnify the Certificate Insurer or the related Trust for any Mortgage Loan as required by the Mortgage Loan Purchase Agreement or this Agreement.

                  (b) then, and in each and every such case, so long as an Event of Default shall not have been remedied: (x) with respect solely to clause (i) above, if such payment is in respect of Periodic Advances or Compensating Interest owing by the Servicer and such payment is not made by 12:00 noon New York time on the second Business Day prior to the applicable Distribution Date, the Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and to the Certificate Insurer and the Trustee shall, with the consent of the Certificate Insurer, terminate all of the rights and obligations of the Servicer under this Agreement and the Trustee, or a successor servicer appointed in accordance with Section 7.2, shall immediately make such Periodic Advance or payment of Compensating Interest and assume, pursuant to Section 7.2 hereof, the duties of a successor Servicer; and (y) with respect to that portion of clause (i) above not referred to in the preceding clause (x) and clauses (ii), (iii), (iv), (v), (vi), (vii), (viii) and (ix) above, the Trustee shall, but only at the direction of the Certificate Insurer or the Majority Certificateholders of each Trust, by notice in writing to the Servicer and a Responsible Officer of the Trustee and subject to the prior written consent of the Certificate Insurer, in the case of any removal at the direction of the Majority Certificateholders, or the Certificate Insurer may, and in addition to whatever rights such Certificateholders or the Certificate Insurer may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as servicer. Upon receipt by the Servicer of such written notice, or notice pursuant to Section 7.1(c), all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 7.2, pass to and be vested in the Trustee or its designee approved by the Certificate Insurer and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, at the expense of the Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Servicer agrees to cooperate (and pay any related costs and expenses) with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Servicer to a Collection Account or thereafter received with respect to the Mortgage Loans. The Trustee shall promptly notify the Certificate Insurer and the Rating Agencies of the occurrence of an Event of Default.

                  (c) Additionally, the Certificate Insurer may direct the Trustee to remove the Servicer if, upon the death, incapacity or termination of employment of Daniel L. Perl, President and Chief Executive Officer of the Servicer, (i) the Certificate Insurer, at its expense, causes a full and complete review of the servicing capabilities of the Servicer by a nationally-recognized public accounting firm, (ii) the report of such review concludes that the Servicer does not have the ability to service adequately the Mortgage Loans and (iii) the Servicer does not correct identified material deficiencies within 90 days of notification. The Servicer shall promptly notify the Certificate Insurer of the death, incapacity or termination of employment of Daniel L. Perl.

                  Section 7.2  TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

                  (a) On and after the time the Servicer receives a notice of termination pursuant to Section 7.1, or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 5.19, or the Servicer is removed as Servicer pursuant to Article VII, in which event the Trustee shall promptly notify the Rating Agencies, except as otherwise provided in Section 7.1, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Trustee shall not be liable for any actions or the representations and warranties of any servicer prior to it and including, without limitation, the obligations of the Servicer set forth in Sections 2.5 and 3.3. The Trustee, as successor servicer, shall be obligated to pay Compensating Interest pursuant to Section 6.9 in any event and to make advances pursuant to Section 5.16 unless, and only to the extent the Trustee determines reasonably and in good faith that such advances would not be recoverable pursuant to Section 5.3, such determination to be evidenced by a certification of a Responsible Officer of the Trustee delivered to the Certificate Insurer.

                  (b) Notwithstanding the above, the Trustee shall, if it is unable to so act or if the Majority Certificateholders of each Trust with the consent of the Certificate Insurer or the Certificate Insurer so requests in writing to the Trustee, or (after the second anniversary of the Closing Date) the Trustee may, if it shall be unwilling to so act, appoint, pursuant to the provisions set forth in paragraph (c) below, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Certificate Insurer that has a net worth of not less than $15,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder.

                  (c) In the event the Trustee is the successor servicer, it shall be entitled to the same Servicing Compensation (including the Servicing Fee as adjusted pursuant to the definition thereof) and other funds pursuant to
Section 5.8 hereof as the Servicer if the Servicer had continued to act as servicer hereunder. In the event the Trustee is unable or (after the second anniversary of the Closing Date) unwilling to act as successor servicer, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to not more than the full amount of the aggregate Servicing Fees hereunder as servicing compensation, together with the other Servicing Compensation. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid so long as such party is acceptable to the Certificate Insurer. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Periodic Advances owed to the Trustee. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

                  (d) The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, at the Servicer's cost and expense, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts that then have been or should have been deposited in a Collection Account by the Servicer or that are thereafter received with respect to the Mortgage Loans. Any collections received by the Servicer after such removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. Neither the Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. Notwithstanding anything to the contrary herein, no appointment of a successor to the Servicer under this Agreement shall be effective until the Trustee and the Certificate Insurer shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Trustee to the Certificate Insurer and to each Certificateholder. The Trustee shall not resign as servicer until a successor servicer reasonably acceptable to the Certificate Insurer has been appointed. The Certificate Insurer shall have the right to remove the Trustee as successor servicer under this Section 7.2 without cause, and the Trustee shall appoint such other successor servicer as directed by the Certificate Insurer.

                  (e) Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the Servicer pursuant to
Section 5.8, together with other Servicing Compensation. The Servicer, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  Section 7.3  WAIVER OF DEFAULTS.

                  The Majority Certificateholders of each Trust may, on behalf of all Certificateholders, and subject to the consent of the Certificate Insurer, or the Certificate Insurer may, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII; provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies and the Certificate Insurer.

                  Section 7.4 TRUSTEE TO ACT SOLELY WITH CONSENT OF THE CERTIFICATE INSURER.

                  Unless a Certificate Insurer Default exists, the Trustee shall not, without the Certificate Insurer's consent or unless directed by the Certificate Insurer:

                  (a) terminate the rights and obligations of the Servicer as Servicer pursuant to Section 7.1 hereof;

                  (b) agree to any amendment pursuant to Section 10.3 hereof; or

                  (c)      undertake any litigation.

                  The Certificate Insurer may, in writing and in its sole discretion renounce all or any of its rights under Section 7.4 or any requirement for the Certificate Insurer's consent for any period of time.

                  Section 7.5 MORTGAGE LOANS, TRUST FUND AND ACCOUNTS HELD FOR
                              BENEFIT OF THE CERTIFICATE INSURER.

                  (a) The Trustee shall hold each Trust Fund and the related Mortgage Files for the benefit of the related Certificateholders and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Holders of the Certificates or the benefit of the Certificateholders shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates unless, as stated in an Opinion of Counsel addressed to the Trustee and the Certificate Insurer, such action is contrary to the terms of the Agreement.

                  (b) The Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the related Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders or Holders of the Certificates shall be deemed to include the Certificate Insurer.

                                  ARTICLE VIII.
                                   TERMINATION

                  Section 8.1  TERMINATION.

                  (a) This Agreement shall terminate upon notice to the Trustee and the Certificate Insurer of either: (a) the later of (i) the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Periodic Advances of same by the Servicer), or (ii) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder or (iii) the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing; PROVIDED, HOWEVER, that in no event shall the Trusts established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James, alive as of the date hereof.

                  (b) In addition, the Servicer may, at its option (or if the Servicer fails to exercise such option, the Certificate Insurer may, at its option) and at its sole cost and expense, terminate this Agreement on any date on which the combined aggregate Principal Balance of the Mortgage Loans of each Trust is less than 5% of the sum of (i) the combined aggregate Original Pool Principal Balance of each Trust and (ii) the combined aggregate Original Pre-Funded Amount of each Trust by purchasing from the applicable Trust, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans of each Trust and REO Properties of each Trust at a price equal to the sum of (i) 100% of the aggregate Principal Balance of each outstanding Mortgage Loan and each REO Property and (ii) the greater of (1) the aggregate amount of accrued and unpaid interest on the Mortgage Loans through the related Due Period and (2) 30 days' accrued interest thereon computed at a rate equal to the related Mortgage Interest Rate, in each case net of the Servicing Fee, (3) any accrued and unpaid Certificateholders' Interest Carryover and (4) any unreimbursed amounts due to the Certificate Insurer and the Trustee under this Agreement and the Insurance Agreement and any accrued and unpaid Insured Payments (the "Termination Price"). Any such purchase shall be accomplished by deposit into the related Certificate Account of the related Termination Price. No such termination is permitted without the prior written consent of the Certificate Insurer if it would result in a draw on the Certificate Insurance Policy.

                  (c) If on any Distribution Date, the Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in either Trust Fund other than funds in a Certificate Account, the Servicer shall send a final distribution notice promptly to each related Certificateholder in accordance with paragraph (d) below.

                  (d) Notice of any termination, specifying the Distribution Date upon which a Trust Fund will terminate and the related Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Servicer by letter to such Certificateholders mailed during the month of such final distribution before the Servicer Distribution Date in such month, specifying (i) the Distribution Date upon which final payment of such Certificates will be made upon presentation and surrender of such Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of such Certificates at the office of the Trustee therein specified. The Servicer shall give such notice to the Trustee therein specified. The Servicer shall give such notice to the Trustee at the time such notice is given to Certificateholders. The obligations of the Certificate Insurer hereunder shall terminate upon the deposit by the Servicer with the Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties as set forth above or when the Class A Principal Balance of each Trust has been reduced to zero.

                  (e) In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Servicer shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look only to the Servicer for payment and not to the Certificate Insurer. Such funds shall remain uninvested.

                  Section 8.2  ACCOUNTING UPON TERMINATION OF SERVICER.

         Upon termination of the Servicer, the Servicer shall, at its expense:

                  (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee, the funds in any Account;

                  (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

                  (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders or the Certificate Insurer a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the "Servicer" under this Agreement.


                                   ARTICLE IX.
                                   THE TRUSTEE

                  Section 9.1  DUTIES OF TRUSTEE.

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; PROVIDED, HOWEVER, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, the Seller, the Depositor or the Certificate Insurer hereunder. If any such instrument is found not to conform on its face to the requirements of this Agreement, the Trustee shall take action as it deems appropriate to have the instrument corrected and, if the instrument is not corrected to the Trustee's satisfaction, the Trustee will, at the expense of the Servicer notify the Certificate Insurer and request written instructions as to the action it deems appropriate to have the instrument corrected, and if the instrument is not so corrected, the Trustee will provide notice thereof to the Certificate Insurer who shall then direct the Trustee as to the action, if any, to be taken.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                           (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                           (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (iii)            The Trustee shall not be personally
                                    liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer or with the consent of the Certificate Insurer, the Class A Certificateholders holding Class A Certificates evidencing Percentage
                                    Interests in each Trust of at least 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                           (iv) The Trustee, in its capacity as trustee, shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default (except an Event of Default with respect to the nonpayment of any amount described in
                                    Section 7.1(a)(i) and separately itemized in the report relating to the applicable Servicer Distribution Date delivered to the Trustee pursuant to Section 5.16(a) hereof), unless a Responsible Officer of the Trustee shall have received written notice thereof or otherwise has actual knowledge thereof. In the absence of receipt of such notice or having actual knowledge, the Trustee, in its capacity as trustee, may conclusively assume that there is no default or Event of Default (except a failure to make a Periodic Advance or other nonpayment of any amount described in Section 7.1(a)(i) and separately itemized in the report relating to the applicable Servicer Distribution Date delivered to the Trustee pursuant to
                                    Section 5.16(a) hereof);

                           (v) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement; and

                           (vi) Subject to the other provisions of this Agreement (and except in its capacity as successor servicer) and without limiting the generality of this Section, the Trustee shall have no duty (A) to cause or see to any recording, filing, or depositing of this Agreement, any agreement referred to herein, any Mortgage or assignment of Mortgage or any financing statement or continuation statement evidencing a security interest, or to cause or see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof,
                                    (B) to cause or see to any insurance, (C) to cause or see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of a Trust, a Trust Fund, the Certificateholders or the Mortgage Loans, (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

                  Section 9.2  CERTAIN MATTERS AFFECTING THE TRUSTEE.

                  Except as otherwise provided in Section 9.1:

                           (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii) the Trustee may consult with counsel chosen by it with due care and any written advice of counsel (a copy of which is received by the Certificate Insurer) or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

                            (iii)   the Trustee shall be under no
                                    obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of the Certificate Insurer or any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein by the Trustee or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which the Trustee has notice or knowledge pursuant to Section 9.1(c)(iv) (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                           (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v) prior to the Trustee having notice or knowledge pursuant to Section 9.1(c)(iv) of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or Holders of Class A Certificates evidencing Percentage Interests in each Trust aggregating not less than 25%; PROVIDED, HOWEVER, that if the payment
                                         --------  -------
                                    within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the Servicer's own funds;

                           (vi) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

                           (vii)    the Trustee shall not be required to
                                    give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder; and

                           (viii)   the Trustee may execute any of the
                                    trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any negligence or willful misconduct on the part of any such agent or attorney appointed by the Trustee with due care.

                  Section 9.3 TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

                  The statements contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Depositor, the Seller or the Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application of the following: (i) any Certificates delivered to the Depositor, (ii) any proceeds from such Certificates or (iii) any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from a Collection Account by the Servicer. The Trustee shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.

                  Section 9.4  TRUSTEE MAY OWN CERTIFICATES.

                  The Trustee in its individual or any other capacity may become the owner or pledgor of Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

                  Section 9.5  TRUSTEE'S FEES AND EXPENSES; INDEMNITY.

     (a) The Trustee acknowledges that in consideration of the performance of its duties hereunder it is entitled to receive the Trustee's Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) in accordance with the provision of Section 6.5(a). Additionally, the Trustee hereby covenants, for the benefit of the Depositor, that the Trustee has arranged separately with the Servicer for the payment to the Trustee of all of the Trustee's expenses in connection only with the negotiation and initial execution of this Agreement. For the avoidance of doubt, the parties hereto acknowledge that it is the intent of the parties that the Depositor and the Certificate Insurer shall not pay any of the Trustee's fees and expenses in connection with this transaction. The Trustee shall not be entitled to compensation for any expense, disbursement or advance as may arise from its negligence or bad faith, and the Trustee shall have no lien on a Trust Fund for the payment of its fees and expenses.

     (b) Each Trust Fund, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer, the Seller and the related Reserve Account Trust pursuant to Section 6.4(b)(v) and held harmless against any loss, liability, claim, damage or expense arising out of, or imposed upon the related Trust or the Trustee in connection with this Agreement, other than any loss, liability or expense incurred by the Trustee by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of the Trustee's reckless disregard of its obligations and duties hereunder. The obligations of the Servicer under this
Section 9.5 arising prior to any resignation or termination of the Servicer hereunder shall survive termination of the Servicer and payment of the Certificates, and shall extend to any co-trustee appointed pursuant to this
Article IX.

                  Section 9.6  ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

     The Trustee hereunder shall at all times be a banking association (a) organized and doing business under the laws of any state or the United States of America subject to supervision or examination by federal or state authority, (b) authorized under such laws to exercise corporate trust powers, (c) having a combined capital and surplus of at least $50,000,000, (d) whose long-term deposits, if any, shall be rated at least "BBB" by S&P and Baa2 by Moody's (except as provided herein) or such lower long-term deposit rating as may be approved in writing by the Certificate Insurer, and (e) reasonably acceptable to the Certificate Insurer as evidenced in writing. If such banking entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of determining an entity's combined capital and surplus for clause (c) of this Section, the amount set forth in its most recent report of condition so published shall be deemed to be its combined capital and surplus. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.7.

                  Section 9.7 RESIGNATION AND REMOVAL OF THE TRUSTEE.

                  (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Certificate Insurer and all Certificateholders. Upon receiving such notice of resignation, the Servicer at the direction of, or with the consent of, the Certificate Insurer shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Depositor, the Certificateholders, the Certificate Insurer and the Seller by the Servicer. Unless a successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee acceptable to the Certificate Insurer.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.6 and shall fail to resign after written request therefor by the Servicer or the Certificate Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer (with the consent of the Certificate Insurer) or the Certificate Insurer may remove the Trustee and the Servicer shall, within 30 days after such removal, appoint, at the direction of, or with the consent of, the Certificate Insurer, a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Depositor, the Certificateholders, the Certificate Insurer and the Seller by the Servicer.

                  (c) If the Trustee fails to perform in accordance with the terms of this Agreement, the Majority Certificateholders of each Trust, with the prior written consent of the Certificate Insurer, or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized or by the Certificate Insurer, respectively, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 9.8.

                  Section 9.8  SUCCESSOR TRUSTEE.

                  Any successor trustee appointed as provided in Section 9.7 also shall be appointed as successor Reserve Account Trustee and shall execute, acknowledge and deliver to the Depositor, the Certificate Insurer, the Seller, the Servicer and to its predecessor trustee an instrument accepting such appointments hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.6. Upon acceptance of appointment by a successor trustee as provided in this Section, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

                  Section 9.9  MERGER OR CONSOLIDATION OF TRUSTEE.

                  Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 9.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 9.10  APPOINTMENT OF CO-TRUSTEE OR SEPARATE
                                TRUSTEE.

                  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of a Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly and with the prior written consent of the Certificate Insurer shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of such Trust Fund, and to vest in such Person or Persons, in such capacity, such title to such Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10 and the consent of the Certificate Insurer, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone, with the prior written consent of the Certificate Insurer, shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.6 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.8 hereof.

                  (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to a Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee, provided that the Trustee appointed such separate trustee or co-trustee with due care. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 9.11  TAX RETURNS.

                  The Servicer and the Depositor, as applicable, upon request, will promptly furnish the Trustee with all such information as may be reasonably required in connection with the Trustee's preparation of all Tax Returns of each Trust Fund or for the purpose of the Trustee responding to reasonable requests for information made by Certificateholders in connection with tax matters and, upon request within five (5) Business Days after its receipt thereof, the Servicer shall (a) sign on behalf of each Trust Fund any Tax Return that the Servicer is required to sign pursuant to applicable federal, state or local tax laws, and (b) cause such Tax Return to be returned to the Trustee for filing and for distribution to Certificateholders if required.

                  Section 9.12  RETIREMENT OF CERTIFICATES.

                  The Trustee shall, upon the retirement of the Certificates pursuant hereto or otherwise, furnish to the Certificate Insurer a notice of such retirement, and, upon retirement of the Certificates and the expiration of the term of the Certificate Insurance Policy, shall surrender the Certificate Insurance Policy to the Certificate Insurer for cancellation.

                  Section 9.13 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES.

                  All rights of action and claims under this Agreement or the Certificates of a Trust may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto. Any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the related Certificateholders and the Certificate Insurer in respect of which such judgment has been recovered.

                                   ARTICLE X.
                            MISCELLANEOUS PROVISIONS

                  Section 10.1 LIMITATION ON LIABILITY OF THE DEPOSITOR AND THE
                               SERVICER.

                  Neither the Depositor nor the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to a Trust, the related Certificateholders or the Certificate Insurer for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Depositor or the Servicer or any such Person against any breach of covenants, warranties or representations made herein, or against any specific liability imposed on each such party pursuant to this Agreement or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Depositor or the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

                  Section 10.2  ACTS OF CERTIFICATEHOLDERS.

                  (a) Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders of such Trust if the Majority Certificateholders of such Trust or the Certificate Insurer agrees to take such action or give such consent or approval.

                  (b) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the related Trust Fund, nor entitle such Certificateholder's legal representatives or heir to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the related Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (c) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the related Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (d) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Certificate Insurer a written notice of default and of the continuance thereof, as herein before provided, and unless also the Holders of Certificates evidencing Percentage Interests in a Trust aggregating not less than 51% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and unless the Certificate Insurer has consented in writing thereto; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Trustee and the Certificate Insurer, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.2, each and every Certificateholder, the Certificate Insurer and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 10.3  AMENDMENT.

                  (a) This Agreement may be amended from time to time by the Servicer, the Depositor and the Trustee by written agreement, with the prior written consent of the Certificate Insurer, without notice to or consent of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party. The Trustee shall give prompt written notice to the Rating Agencies of any amendment made pursuant to this Section 10.3 or pursuant to Section 6.09 of the Purchase Agreement.

                  (b) This Agreement may be amended from time to time by the Servicer, the Depositor and the Trustee with the consent of the Certificate Insurer and the Holders of 66 2/3% of the Class A Certificate Principal Balance of each Trust for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the request of the party requesting the change, that such change will not adversely affect the status of any Trust Fund as a grantor trust or a REMIC, as the case may be, or cause a tax to be imposed on such Trust Fund, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Certificates affected thereby.

                  (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  (d) The Trustee shall provide the Rating Agencies with copies of all amendments to this Agreement.

                  Section 10.4  RECORDATION OF AGREEMENT.

                  To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the related Certificateholders' expense on direction and at the expense of the related Majority Certificateholders or the Certificate Insurer requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the related Certificateholders or the Certificate Insurer or is necessary for the administration or servicing of the related Mortgage Loans.

                  Section 10.5  DURATION OF AGREEMENT.

                  This Agreement shall continue in existence and effect until terminated as herein provided.

                  Section 10.6.  NOTICES.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Servicer, Life Savings Bank, Federal Savings Bank, 4110 Tigris Way, Riverside, California 92503, Attention: Daniel L. Perl, Chief Executive Officer,
(ii) in the case of the Seller, Life Savings Bank, Federal Savings Bank, 4110 Tigris Way, Riverside, California 92503, Attention: Daniel L. Perl, Chief Executive Officer, (iii) in the case of the Trustee and the Back-Up Servicer, Norwest Bank Minnesota, Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479, (iv) in the case of the Certificateholders, as set forth in the Certificate Register, (v) in the case of Moody's, 99 Church Street, New York, New York 10007 Attention: Home Equity Monitoring Group, (vi) in the case of S&P, 26 Broadway, New York, New York 10004 Attention: Residential Mortgage Surveillance Group, (vii) in the case of the Certificate Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management - Structured Finance (IPM-SF) (in each case in which notice or other communication to the Certificate Insurer refers to an Event of Default, a claim on the Certificate Insurance Policy or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and shall be marked to indicate "URGENT MATERIAL ENCLOSED") and (viii) in the case of the Depositor or the Underwriter, One New York Plaza, New York, New York 10292, Attention: Len Blum. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

                  Section 10.7  SEVERABILITY OF PROVISIONS.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

                  Section 10.8  NO PARTNERSHIP.

         Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

                  Section 10.9  COUNTERPARTS.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

                  Section 10.10  SUCCESSORS AND ASSIGNS.

                  This Agreement shall inure to the benefit of and be binding upon the Servicer, the Depositor, the Trustee and the Certificateholders and their respective successors and permitted assigns.

                  Section 10.11  HEADINGS.

                  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  Section 10.12  THE CERTIFICATE INSURER DEFAULT.

                  Any right conferred to the Certificate Insurer shall be suspended during any period in which a Certificate Insurer Default exists. At such time as the Certificates of each Class are no longer outstanding hereunder, no amounts owed to the Certificate Insurer hereunder or under the Insurance Agreement remain unpaid, the Certificate Insurer is no longer subject to claims under the Certificate Insurance Policies (including claims for Preference Amounts) and the original Certificate Insurance Policies have been surrendered to the Certificate Insurer, the Certificate Insurer's rights hereunder shall terminate.

                  Section 10.13  THIRD PARTY BENEFICIARY.

                  The parties agree that each of the Seller and the Certificate Insurer is intended and shall have all rights of a third-party beneficiary of this Agreement.

                  Section 10.14 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                  (b) THE SELLER, SERVICER, DEPOSITOR AND THE TRUSTEE AND BACK-UP SERVICER HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 10.06 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE DEPOSITOR, THE SELLER, THE SERVICER AND THE TRUSTEE AND BACK-UP SERVICER EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE DEPOSITOR, THE SELLER, THE SERVICER OR THE TRUSTEE AND BACK-UP SERVICER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY OF THEIR RIGHTS TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                  (c) THE DEPOSITOR, THE SELLER, THE SERVICER AND THE TRUSTEE AND BACK-UP SERVICER EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  Section 10.15 INTENT OF THE PARTIES.

                  It is the intent of the Depositor and Certificateholders that, for federal income taxes, state and local income or franchise taxes and other taxes imposed on or measured by income, the Certificates of Trust 1A will be treated as evidencing beneficial ownership interests in a REMIC. The parties to this Agreement and the holder of each Certificate of Trust 1A, by acceptance of its Certificate, and each beneficial owner thereof, agree to treat, and to take no action inconsistent with the treatment of, the Certificates of Trust 1A in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

                  Section 10.16  APPOINTMENT OF TAX MATTERS PERSON.

                  The Holders of the Class R Certificates hereby appoint the Trustee to act as the Tax Matters Person for the Trust 1A
REMIC for all purposes of the Code.  The Tax Matters Person will perform, or cause to be performed, such duties and take, or cause to be taken, such actions as are required to be performed or taken by the Tax Matters Person under the code. The Holders of the Class R Certificates may hereafter appoint a different entity as their agent, or may appoint one of the Class R Certificateholders to be the Tax Matters Person.


                                   ARTICLE XI.
                              THE BACK-UP SERVICER

                  Section 11.1 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
                               OBLIGATIONS OF, BACK-UP SERVICER.

                  Any Person (i) into which the Back-Up Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Back-Up Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Back-Up Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Back-Up Servicer hereunder, shall be the successor to the Back-Up Servicer under this Agreement with the prior written consent of the Certificate Insurer and without any further act on the part of any of the parties to this Agreement. In the event that the resulting entity does not meet the eligibility requirements for the Trustee set forth in this Agreement, the Back-Up Servicer, upon the written request of Certificate Insurer shall resign from its obligations and duties under this Agreement.

                  Section 11.2  BACK-UP SERVICER RESIGNATION.

                  The Back-Up Servicer shall not resign from its obligations and duties under this Agreement or the Insurance Agreement except (i) as provided in
Section 11.1 above, (ii) upon determination that the performance of its duties shall no longer be permissible under applicable law (any such determination permitting the resignation of the Back-Up Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer) or (iii) notwithstanding the provisions of Section 11.3(f), after the second anniversary of the Closing Date, upon 90 days' notice to the Certificate Insurer and the Servicer. Upon the Back-Up Servicer's resignation or termination pursuant to Section 11.1 hereof or this Section 11.2, notice thereof shall be provided to the Certificate Insurer and the Rating Agencies and the Back-Up Servicer shall comply with the provisions of this Agreement until the acceptance of a successor back-up servicer; PROVIDED, HOWEVER, that if after 60 days from the date the Back-Up Servicer has submitted to the Certificate Insurer a notice of resignation pursuant to clause (iii) of this Section 11.2, no acceptance of a successor back-up servicer has been received by the Back-Up Servicer and the Certificate Insurer, the Back-Up Servicer shall be entitled to petition a court of competent jurisdiction to appoint a successor back-up servicer.

                  Section 11.3  OVERSIGHT OF SERVICING.

                  (a) Prior to each Distribution Date, the Back-Up Servicer shall review the reports received from the Servicer pursuant to Sections 5.16 and 6.5 (together, the "Reports") and shall determine the following:

                           (i) that the Reports are complete in all material respects on their face for the purpose of calculating the amounts and making the comparisons set forth in subsection (b) below; and

                           (ii) that the amount credited to and withdrawn from each Certificate Account, Reserve Account, Pre-Funding Account, Capitalized Interest Account and Insurance Account, and the balance of each such account, as set forth in the records of the Back-Up Servicer, is the same as the amount set forth in the Reports.

                  (b) The Servicer shall deliver to the Back-Up Servicer on the fourth day following each Record Date, a computer tape containing the servicing information necessary for the Back-Up Servicer to perform its obligations pursuant to this Article and in the format set forth in Exhibit O hereto. The Back- Up Servicer shall prior to each Distribution Date, load such computer tape and make sure such computer tape is in readable form.
Prior to such Distribution Date, the Back-Up Servicer shall, based solely on the information contained in such computer tape:

                           (i) as to each Mortgage Loan, calculate the amount of principal and interest due on the Due Date preceding such Distribution Date and verify the Principal Balance as of such Due Date, and

                           (ii) as of such Due Date, calculate the number and aggregate principal balance of Mortgage Loans that are (1) 30 days delinquent, (2) 60 days delinquent, (3) 90 days delinquent or more than 90 days delinquent, (4) under foreclosure proceedings and (5) REO Mortgage Loans.

In addition, the Back-Up Servicer shall compare the information it calculates pursuant to clauses (i) and (ii) above to the comparable information provided by the Servicer in the Reports.

                  (c) In the event the Back-Up Servicer identifies any discrepancy of $100.00 or more (a "Material Discrepancy") between the information calculated by the Back-Up Servicer pursuant to subsection (b) above and the comparable information provided by the Servicer in the Reports, the Back-Up Servicer shall promptly notify the Servicer and the Trustee of such Material Discrepancy and shall attempt to resolve it with the Servicer. If prior to the related Distribution Date, the Servicer and the Back-Up Servicer are unable to resolve such Material Discrepancy, the Back-Up Servicer shall promptly notify in writing the Rating Agencies, the Trustee and the Certificate Insurer of such Material Discrepancy.

                  (d) Other than as specifically set forth in this Article XI, the Back-Up Servicer shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer and shall have no liability for any action taken or omitted by the Servicer.

                  (e) The Back-Up Servicer may consult fully with the Servicer as the Back-Up Servicer may deem it in its sole discretion to be necessary from time to time to perform or carry out the Back-Up Servicer's obligations hereunder, including the obligation to succeed at any time to the duties and obligations of the Servicer under Article VII hereof.

                  (f) The obligation of the Back-Up Servicer to perform its obligations pursuant to subsections (a) through (e) to this Section 11.3 shall continue for at least one calendar year following the Closing Date. At the end of the first calendar year and the end of each following calendar year during which the Back-Up Servicer has acted as Back-Up Servicer pursuant to subsections
(a) through (e) of this Section 11.3, the Certificate Insurer will evaluate the performance of the Servicer and in its sole discretion determine if the obligations of the Back-Up Servicer pursuant to subsections (a) through (e) shall continue for another calendar year. If the Certificate Insurer determines that such obligations of the Back-Up Servicer shall cease, the Certificate Insurer shall promptly give written notice to the Back-Up Servicer, the Trustee and the Servicer specifying the date of cessation. Following notice from the Certificate Insurer that the Back-Up Servicer is no longer required to perform its obligations pursuant to subsections (a) through (e), the Servicer every month shall continue to deliver the Reports and the computer tape referenced in subsection (b) above to the Back-Up Servicer; PROVIDED, HOWEVER, that the Back-Up Servicer shall have no obligation to load the tape onto its computer system or verify or compare any amounts in the Reports or computer tape. It is understood by the parties hereto that pursuant to the preceding sentence the role of the Back-Up Servicer shall be solely to receive the Reports and the computer tape in order to be ready to assume the servicing of the Mortgage Loans if the Servicer is removed, but the Back-Up Servicer in such role shall not have any obligation to verify or compare any amounts calculated by the Servicer or included in such Reports or computer tape.

                  (g) Notwithstanding anything to the contrary provided for in this Agreement, if on or following the second anniversary of the Closing Date the Back-Up Servicer is still performing the back-up servicer obligations pursuant to subsections (a) though (e) of this Section 11.3 and no Material Discrepancy has been identified by the Back-Up Servicer in the preceding twelve months, all responsibilities of the Back-Up Servicer pursuant to subsections (a) through (e) of this Section 11.3 shall terminate on the first day after the first anniversary of the last date such a Material Discrepancy was identified; PROVIDED, HOWEVER, that the Servicer every month shall continue to deliver the Reports and the computer tape referenced in subsection (b) above to the Back-Up Servicer; PROVIDED, FURTHER, that the Back-Up Servicer shall have no obligation to load the tape onto its computer system or verify or compare any amounts in the Reports or computer tape. In the event that the Trustee becomes successor servicer pursuant to the terms of this Agreement, all responsibilities of the Back-Up Servicer pursuant to this Article XI shall terminate as of the date of such event.

                  Section 11.4  BACK-UP SERVICER COMPENSATION.

                  As compensation for the performance of its obligations as Back-Up Servicer under this Agreement the Back-Up Servicer shall receive no compensation other than the compensation received in its capacity as Trustee.

                  Section 11.5  DUTIES AND RESPONSIBILITIES.

                  (a) The Back-Up Servicer shall perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Back-Up Servicer.

                  (b) In the absence of bad faith or negligence on its part, the Back-Up Servicer may conclusively rely, without investigation on its part, as to the truth and accuracy of the information and data contained in any Report or computer tape furnished to the Back-Up Servicer and the Servicer shall be fully responsible for such information and data and for its conforming to the requirements of this Agreement.

                  (c) The Back-Up Servicer shall upon reasonable notice from the Certificate Insurer, permit the Certificate Insurer to review any books, records or reports of the Back-Up Servicer relating to it obligations under this Agreement.

                  IN WITNESS WHEREOF, the Depositor, the Seller, the Servicer, the Trustee and the Back-Up Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                   PRUDENTIAL SECURITIES SECURED
                                   FINANCING CORPORATION, as
                                   Depositor




                                   By:_________________________________
                                      Name:
                                      Title:


                                   LIFE SAVINGS BANK, FEDERAL SAVINGS
                                   BANK,  as Seller and Servicer



                                   By:_________________________________
                                      Name:  Daniel L. Perl
                                      Title:  President and Chief
                                              Executive Officer


                                    NORWEST BANK MINNESOTA, N.A., as
                                    Trustee and Back-Up Servicer



                                    By:_________________________________
                                       Name:
                                       Title:


               [Signature Page to Pooling and Servicing Agreement]

                      ACCEPTANCE OF RESERVE ACCOUNT TRUSTEE

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, hereby accepts its appointment pursuant to Section 6.4 of the within instrument to serve as the Reserve Account Trustee with respect to each Reserve Account Trust. In connection therewith, Norwest Bank Minnesota, National Association, agrees to be bound by all applicable provisions of such instrument.

                                   NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION




                                   By:_________________________________
                                      Name:
                                      Title:

State of California                 )
                                    )  ss.:
County of                           )


                  On the ____ day of March, 1997 before me, a Notary Public in and for the State of California, personally appeared Daniel L. Perl, known to me to be President of the Seller and the Servicer, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                     -------------------------
                                                              Notary Public


                                                     My Commission expires

                                                     ---------------

State of Maryland          )
                           )  ss.:
County of                  )


                  On the __ day of March, 1997 before me, a Notary Public in and for the State of Maryland, personally appeared ____________, known to me to be a ___________ of the Trustee, Back-Up Servicer and Reserve Account Trustee, the bank that executed the within instrument and also known to me to be the person who executed it on behalf of said bank, and acknowledged to me that such bank executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                     -------------------------
                                                              Notary Public


                                                     My Commission expires

                                                     ---------------

State of New York          )
                           )  ss.:
County of New York         )

                  On the __ day of March, 1997, before me, a Notary Public in and for the State of New York, personally appeared Mary Alice Kohs, known to me to be a Vice President of Prudential Securities Secured Financing Corporation, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunder to set my hand and affixed my official seal the day and year in this certificate first above written.



                                                     -------------------------
                                                                Notary Public


                                                     My Commission expires

                                                     ---------------

                   EXHIBITS TO POOLING AND SERVICING AGREEMENT

                                   EXHIBIT A-1

                     CLASS A-1 CERTIFICATE INSURANCE POLICY

                                   EXHIBIT A-2

                     CLASS A-2 CERTIFICATE INSURANCE POLICY

                                   EXHIBIT B-1

                          FORM OF CLASS A-1 CERTIFICATE

                      LIFE FINANCIAL SERVICES TRUST 1997-1A

                       MORTGAGE PASS-THROUGH CERTIFICATES

                              CLASS A-1 CERTIFICATE


      Series 1997-1A                              Original Certificate Principal
                                                  Balance:
                                                  $38,500,000

      Initial Pass-Through                        Original Dollar
                                                  Amount as
      Rate: 5.866%                                of the Cut-Off Date
                                                  Represented
                                                  by this Certificate
      No. A-1-1                                   $38,500,000


      Date of Pooling and
      Servicing Agreement
      As of February 28, 1997

      Cut-Off Date:                                Percentage Interest of
      close of business                            this Certificate
      February 28, 1997                            100%

      Servicer:  Life Savings Bank,
      Federal Savings Bank

      First Distribution Date:                     Latest Maturity Date:
      April 15, 1997                               June 15, 2028

      Closing Date:
      March 26, 1997
                                                   Trustee:  Norwest Bank
                                                   Minnesota, National
                                                   Association
      CUSIP:531843 AB6

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Life Savings Bank, Federal Savings Bank, or Prudential Securities Secured Financing Corporation or any of their subsidiaries. This Certificate represents a fractional ownership interest in the Trust described herein.)

                  This certifies that CEDE & Co. is the registered owner of a Class A Certificate percentage interest (the "percentage Interest") in certain first and second lien mortgage loans (the "Mortgage Loans") serviced by Life Savings Bank, Federal Savings Bank (hereinafter called the "Servicer"), in its capacity as servicer under that certain Pooling and Servicing Agreement (the
 "Agreement") dated as of February 28, 1997 among Life Savings Bank, Federal Savings Bank, as seller and servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and Norwest Bank Minnesota, National Association, as trustee and back-up servicer (the "Trustee"). The Mortgage Loans were originated or acquired by Life Savings Bank, Federal Savings Bank (the "Seller") which in turn sold the Mortgage Loans to the Depositor pursuant to that certain Mortgage Loan Purchase Agreement dated as of March 26, 1997 between the Depositor and the Seller. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                  On each Distribution Date, commencing in April 1997, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-1 Certificates on such Distribution Date pursuant to Section 6.5 of the Agreement.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate (except for the final distribution as described below) or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Certificates which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as Life Financial Services Trust 1997-1A, Mortgage Pass-Through Certificates, Series 1997-1A, Class A-1 (herein called the "Class A-1 Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are transferred to Trust 1A pursuant to the Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any proceeds thereof; any other security for such Mortgage Loan, including, without limitation, pledged equipment, inventory and working capital and assignments of rights and interests made by the related mortgagor; (v) the Certificate Insurance Policy relating to Trust 1A; (vi) the rights and remedies of the Trustee against any Person making any representation or warranty to the Trustee thereunder, to the extent provided therein; (vii) all rights (but not obligations) of the Depositor under the Purchase Agreement; and (viii) each Account (other than the Trust 1A Capitalized Interest Account, the Trust 1A Pre-Funding Account and the Trust 1A Reserve Account) and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

                  This Certificate does not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer or the Trustee, and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and Insured Payments under the Certificate Insurance Policy relating to Trust 1A, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or
 Trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Holder of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Holder.

                The Certificates are issuable only as registered Certificates in the minimum Percentage Interest corresponding to a minimum denomination of $1,000 original principal amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Percentage Interest.

                No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  MBIA Insurance Corporation (the "Certificate Insurer") has issued a surety bond with respect to the Class A-1 Certificates, a copy of which is attached as Exhibit A-1 to the Agreement.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences , except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer of the offices or agencies maintained by the Trustee in new York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only in fully-registered form. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Seller and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of (i) the later of (a) the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Periodic Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement or the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual written consent of the Servicer, the Certificate Insurer and all Certificateholders. Unless this Certificate has been authenticated by the trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed by its authorized officer.


                                           NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION,
                                           not in its individual
                                           capacity but
                                           solely as Trustee



                                           By:_________________________
                                                 Authorized Officer

Attest:


By:____________________________
         Authorized Officer


CERTIFICATE OF AUTHENTICATION

                  This is a Class A-1 Certificate referred to in the within-mentioned Agreement, which Certificate is issued to Cede & Co. in the initial denomination of $38,500,000


                                        NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Trustee



                                        By:_____________________________
                                               Authorized Signatory

Dated:  March 26, 1997

                                   EXHIBIT B-2

                          FORM OF CLASS A-2 CERTIFICATE

                      LIFE FINANCIAL SERVICES TRUST 1997-1B

                       MORTGAGE PASS-THROUGH CERTIFICATES

                              CLASS A-2 CERTIFICATE


       Series 1997-1B                           Original Certificate Principal
                                                Balance:
                                                $61,500,000

       Pass-Through                             Original Dollar Amount as
       Rate: 7.485%                             of the Cut-Off Date
                                                Represented
                                                by this Certificate
       No. A-2-1                                $61,500,000


       Date of Pooling and
       Servicing Agreement
       As of February 28, 1997

       Cut-Off Date:                             Percentage Interest of
       close of business                         this Certificate
       February 28, 1997                         100%

       Servicer:  Life Savings Bank,
       Federal Savings Bank

       First Distribution Date:                  Latest Maturity Date:
       April 15, 1997                            June 15, 2028

       Closing Date:
       March 26, 1997
                                                 Trustee:  Norwest Bank
                                                 Minnesota,
                                                 National Association

                  CUSIP: 531843 AC 4

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  No sale or other transfer of record or beneficial ownership of any Class A-2 Certificate shall be made for, or on behalf of, any employee benefit plan or other retirement arrangement which is subject to Title 1 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and/or
Section 4975 of the Internal Revenue Code of 1986, as amended or any entity whose underlying assets include plan assets by reason of such plan or account investing in such entity (including insurance company separate or general accounts and collective investment funds). By acceptance of a Class A Certificate, each Person acquiring a Class A Certificate will be deemed to have represented and warranted that it is not subject to the foregoing limitations.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Life Savings Bank, Federal Savings Bank, or Prudential Securities Secured Financing Corporation or any of their subsidiaries. This Certificate represents a fractional ownership interest in Trust 1B described herein.)

                  This certifies that CEDE & Co. is the registered owner of a Class A-2 Certificate percentage interest (the "Percentage Interest") in certain first and second lien mortgage loans (the "Mortgage Loans") serviced by Life Savings Bank, Federal Savings Bank (hereinafter called the "Servicer"), in its capacity as servicer under that certain Pooling and Servicing Agreement (the
 "Agreement") dated as of February 28, 1997 among Life Savings Bank, Federal Savings Bank, as seller and servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and Norwest Bank Minnesota, National Association, as trustee and back-up servicer (the "Trustee"). The Mortgage Loans were originated or acquired by Life Savings Bank, Federal Savings Bank (the "Seller") which in turn sold the Mortgage Loans to the Depositor pursuant to that certain Mortgage Loan Purchase Agreement dated as of March 26, 1997 between the Depositor and the Seller. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                  On each Distribution Date, commencing in April 1997, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-2 Certificates on such Distribution Date pursuant to Section 6.5 of the Agreement.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate (except for the final distribution as described below) or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Certificates which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as Life Financial Services Trust 1997-1B, Mortgage Pass-Through Certificates, Series 1997-1B, Class A-2 (herein called the "Class A-2 Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are transferred to the Trust pursuant to the Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any proceeds thereof; any other security for such Mortgage Loan, including, without limitation, pledged equipment, inventory and working capital and assignments of rights and interests made by the related mortgagor; (v) the Certificate Insurance Policy related to Trust 1B; (vi) the rights and remedies of the Trustee against any Person making any representation or warranty to the Trustee thereunder, to the extent provided therein; (vii) all rights (but not obligations) of the Depositor under the Purchase Agreement; and (viii) each Account (other than the Capitalized Interest Account, the Pre-Funding Account and the Reserve Account) and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

                  This Certificate does not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer or the Trustee, and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and Insured Payments under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or
 Trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Holder of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Holder.

                The Certificates are issuable only as registered Certificates in the minimum Percentage Interest corresponding to a minimum denomination of $1,000 original principal amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Percentage Interest.

                No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  MBIA Insurance Corporation (the "Certificate Insurer") has issued a surety bond with respect to the Class A-2 Certificates, a copy of which is attached as Exhibit A-2 to the Agreement.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences , except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer of the offices or agencies maintained by the Trustee in new York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only in fully-registered form. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Seller and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of (i) the later of (a) the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Periodic Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement or the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual written consent of the Servicer, the Certificate Insurer and all Certificateholders. Unless this Certificate has been authenticated by the trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed by its authorized officer.


                                            NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION,
                                            not in its individual
                                            capacity but
                                            solely as Trustee




                                            By:_______________________________
                                                     Authorized Officer

Attest:


By:____________________________
         Authorized Officer


CERTIFICATE OF AUTHENTICATION

                  This is a Class A-2 Certificate referred to in the within-mentioned Agreement, which Certificate is issued to Cede & Co. in the initial denomination of $61,500,000


                                            NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Trustee



                                            By:_____________________________
                                                   Authorized Signatory

Dated:  March 26, 1997

                                   EXHIBIT B-3

                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY (i) IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND (ii) IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.2 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE" MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE ONLY IF THE PROPOSED TRANSFEREE PROVIDES AN OPINION OF COUNSEL AND AN AFFIDAVIT TO THE TRUSTEE THAT SUCH TRANSFEREE IS A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) OR AN AGENT OF A PERMITTED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER OF THIS CLASS R CERTIFICATE TO A PERSON OTHER THAN A PERMITTED TRANSFEREE OR AN AGENT OF A PERMITTED TRANSFEREE, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE
MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT
ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 ("CODE"), EXCEPT IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HEREIN.

                      LIFE FINANCIAL SERVICES TRUST 1997-1A

                       MORTGAGE PASS-THROUGH CERTIFICATES

                               CLASS R CERTIFICATE


         Series 1997-1A                            Percentage Interest of this
                                                   Certificate 100%
         No. R-1                                   First Distribution Date:
                                                   April 15, 1997
         Date of Pooling and Servicing             Closing Date:
         Agreement                                 March 26, 1997
         February 28, 1996
         Cut-Off Date                              Latest Maturity Date:
                                                   June 15, 2028
         close of business
         February 28, 1996
         Servicer: Life Savings Bank,              Trustee: Norwest
                                                   Bank Minnesota, National
         Federal Savings Bank                      Association


                  This certifies Life Savings Bank, Federal Savings Bank is the registered owner of the Class R percentage interest (the "Percentage Interest") in a segregated pool of assets ("Trust 1A") within a trust fund consisting primarily of a pool of closed-end loans secured by mortgages on one-to-four-family, residential properties (the "Mortgage Loans") serviced by Life Savings Bank, Federal Savings Bank (hereinafter called the "Servicer", in its capacity as a servicer under that certain Pooling and Servicing Agreement (the "Agreement")), dated as of February 28, 1997 among Life Savings Bank, Federal Savings Bank, as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Mortgage Loans were originated or acquired by Life Savings Bank, Federal Savings Bank (the "Seller") which in turn sold the Mortgage Loans to the Depositor in accordance with that certain Mortgage Loan Purchase Agreement, dated as of March 26, 1997 between the Depositor and the Seller. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The Trust 1A Mortgage Loans have aggregate outstanding principal balances, at the close of business on the Cut-Off Date herein referred to, after application of payments made on or before such date, of $_______________ and the Pre-Funding Account contains a deposit as of the Issue Date of $____________________.

                  On each Distribution Date, commencing on April 15, 1997, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the calendar month immediately preceding the month of such Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class R Certificates on such Distribution Date Pursuant to Section 6.5 of the Agreement.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate (except for the final distribution as described below) or the making of any notation thereon, at a bank or other entity having appropriate facilities thereof, if such Person shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of the duly authorized issue of Certificates designated as Life Financial Services Trust 1997-1A Mortgaged Backed Certificates, Series 1997-1A, Class R (herein called the "Certificate") and representing undivided ownership.

                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Certificate Insurer or the Trustee and are not Insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth hereinafter and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loans.

                  MBIA Insurance Corporation (the "Certificate Insurer") has issued two surety bonds, one with respect to the Class A-1 Certificate, and the other with respect to the Class A-2 Certificates, copies of which are attached as Exhibits A-1 and A-2 respectively to the Agreement.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the Performance of its obligations under the Agreement and its consequences, except a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, including, without limitation, with respect to Class R Certificates, execution and delivery as appropriate of the Transfer Affidavit and Agreement (attached as an exhibit to the Agreement) and the Transfer Certificate (attached as an exhibit to the Agreement) described in
Section 4.2(i) of the Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of a Class R Certificate provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

                  The Certificates are issuable only in fully-registered form. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  The Service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Seller and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

     The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of (a) the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Periodic Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate insurer and all Certificateholders, or (ii) subject to certain restrictions described in the Agreement, the purchase by the Servicer of the last of two Groups of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all Mortgage Loans and property in respect to Mortgage Loans will result in early retirement of the Certificates), such right of the Servicer to purchase being subject to the related Class A Principal Balance at the time of purchase being less than ten percent (10%) of the related original Class A Principal Balance. By its attorney-in-fact to negotiate the sale and effect the transfer of a Class R Certificate in accordance with Section 4.2(i) of the Agreement and to adopt a plan of liquidation of the Trust fund. Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed by its authorized officer.

                                                NORWEST BANK MINNESOTA,
                                                NATIONAL ASSOCIATION,
                                                not it individual capacity
                                                but solely as Trustee


                                                By:___________________________
                                                      Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

This is one of the Class R
Certificates referred to in
the with-in named Agreement

NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION,
not its individual capacity
but solely as Trustee

By:__________________________________
           Authorized Officer

Dated:     March 26, 1997

                                    EXHIBIT C

                                  MORTGAGE FILE

                  With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (copies to the extent the originals have been delivered to the Trustee pursuant to Section 2.5 of the Agreement), all of which shall be available for inspection by the Certificateholders, to the extent required by applicable laws:

                           (i) the original Mortgage Note, endorsed without recourse in blank by the Seller, including all intervening endorsements showing a complete chain of endorsement;

                           (ii) the related Mortgage with evidence of recording indicated thereon or a copy thereof certified by the applicable recording office;

                           (iii) the recorded mortgage assignment(s), or copies thereof certified by the applicable recording office, if any, showing a complete chain of assignment from the originator of the related Mortgage Loan to the
                  Seller (which assignment may, at the Seller's option, be combined with the assignment referred to in subpart (iv) hereof);

                           (iv) a mortgage assignment in recordable form (which,
                  if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments) of the related Mortgage from the Seller to the Trustee;

                           (v) originals of all assumption, modification and
                  substitution agreements in those instances where the terms or provisions of the related Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed; and

                           (vi) evidence of title insurance (which may consist
                  of (A) a copy of the title insurance or PERT policy, or (B) a binder thereof or copy of such binder) together with a certificate from the Seller that the original Mortgage has been delivered to the title insurance company that issued such binder for recordation.

                                   EXHIBIT D-1

                             MORTGAGE LOAN SCHEDULE

                                    TRUST 1A



             [See Schedule A-1 to Mortgage Loan Purchase Agreement]

                                   EXHIBIT D-2

                             MORTGAGE LOAN SCHEDULE

                                    TRUST 1B



             [See Schedule A-2 to Mortgage Loan Purchase Agreement]

                                    EXHIBIT E

                       TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT




                                                     March __,  1997



Prudential Securities Secured
  Financing Corporation
One New York Plaza
New York, NY 10292

Life Savings Bank, Federal Savings Bank
1598 East Highland Avenue
San Bernardino, CA 92404

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504

         Re: Pooling and Servicing Agreement, dated as of February
             28, 1997 among Prudential Securities Secured Financing Corporation, as Depositor, Life Savings Bank,
             Federal Savings Bank, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee, Mortgage Pass through Certificates, Series 1997-1A and 1997-1B, CLASS A-1, CLASS R AND CLASS A-2


Ladies and Gentlemen:

                  In accordance with Section 2.6 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby acknowledges receipt by it in good faith without notice of adverse claims, subject to the provisions of Sections 2.5 and 2.6 of the Pooling and Servicing Agreement (as such provisions relate to the Mortgage Loans), of (x) the documents relating to the Mortgage Loans referred to in Section 2.5(a) of the Pooling and Servicing Agreement, and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of each Trust Fund except with respect to the list of exceptions attached hereto, and based on its examination and only as to the foregoing, the information set forth in each Mortgage Loan Schedule accurately reflects information set forth in the related Mortgage File as well as the assignment to it of all other assets included in clauses (i) and
(iii) of the definition of "Trust Fund", (y) the Certificate Accounts and the Reserve Accounts and (z) the Certificate Insurance Policies and declares that it holds and will hold the Policies and such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" that are delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders and the Certificate Insurer.

                  The Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  The Schedule of Mortgage Loans for each Trust is attached to this Receipt.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.



                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION, as Trustee



                                        By:_________________________
                                           Name:
                                           Title:

                                    EXHIBIT F


                        INITIAL CERTIFICATION OF TRUSTEE



                                                       ---------------, 1997



Prudential Securities Secured
   Financing Corporation
One New York Plaza
New York, NY 10292

Life Savings Bank, Federal Savings Bank
1598 East Highland Avenue
San Bernardino, CA 92404

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504

              Re: Pooling and Servicing Agreement, dated as of February 28, 1997 among Prudential Securities Secured Financing Corporation, as Depositor, Life Savings Bank, Federal Savings Bank, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee, Mortgage Pass-Through CERTIFICATES, SERIES 1997-1A AND 1997-1B, CLASS A-1, CLASS R AND CLASS A-2


Ladies and Gentlemen:

     In accordance with the provisions of Section 2.6 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.5 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule as to the information set forth in clauses (i), (ii), (v) and (vi) of the definition "Mortgage Loan Schedule" set forth in the Pooling and Servicing Agreement accurately reflects the information set forth in the Trustee's related Mortgage File and (iv) the related Mortgage Note has been endorsed as provided in Section 2.5 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                           NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Trustee



                                           By:_______________________________
                                              Name:
                                              Title:

                                    EXHIBIT G

                       FINAL CERTIFICATION OF THE TRUSTEE



                                                        _______________, 1997


Prudential Securities Secured
   Financing Corporation
One New York Plaza
New York, New York  10292

Life Savings Bank, Federal Savings Bank
1598 East Highland Avenue
San Bernardino, California 92404

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504

              Re: Pooling and Servicing Agreement, dated as of February 28, 1997 among Prudential Securities Secured Financing Corporation, as Depositor, Life Savings Bank, Federal Savings Bank, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee, Mortgage Pass-Through Certificates, Series 1997-1A and Series 1997-1B, Class A-1, Class R AND CLASS A-2


Ladies and Gentlemen:

     In accordance with Section 2.6 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or specifically identified on the attachment hereto) it has reviewed the documents delivered to it pursuant to Section 2.5 of the Pooling and Servicing Agreement and has determined that
(i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule as to the information set forth in clauses (i), (ii), (v) and (vi) of the definition "Mortgage Loan Schedule" set forth in the Pooling and Servicing Agreement accurately reflects the information set forth in the Trustee's related Mortgage File. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                        NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION, as Trustee


                                        By:_______________________________
                                           Name:
                                           Title:

                                    EXHIBIT H


                        REQUEST FOR RELEASE OF DOCUMENTS


                                                     ------------------, 1997


To:               Norwest Bank Minnesota, National Association


                  Re: Prudential Securities Secured Financing Corporation Trust, Mortgage Pass-Through Certificates, Series 1997-1A and Series 1997-1B, CLASS A-1, CLASS R AND CLASS A-2

                  In connection with the administration of the pool of Mortgage Loans held by you as Trustee for the Certificateholders of Trust [specify trust], we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

MORTGAGOR'S NAME. ADDRESS & ZIP CODE:






MORTGAGE LOAN NUMBER:




REASON FOR REQUESTING DOCUMENTS (check one)

____  1.           Mortgage Loan Paid in Full
                   (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account.)

____ 2.            Mortgage Loan Liquidated
                   (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account.)

____ 3.            Mortgage Loan in Foreclosure

____ 4.            Mortgage Loan Repurchased Pursuant to Section
                   5.18 of the Pooling and  Servicing Agreement.

____ 5. Mortgage Loan Repurchased or Substituted pursuant to Article II or III of the Pooling and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Certificate Account and that the substituted mortgage loan is a Qualified Substitute Mortgage Loan.)

___ 6.             Other
                   (explain)______________________________________________

                           If box 1 or 2 above is checked, and if all or
part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

                           If box 3,4,5 or 6 above is checked, upon our
return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.



                                            By:__________________________

                                            Name:________________________

                                            Title:_______________________

Documents returned to Trustee:


Norwest Bank Minnesota, National Association, as
Trustee


By: ____________________

Date: __________________

                                    EXHIBIT I
                        TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF
                          : ss.:
COUNTY OF

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of Life Financial Services Trust 1997-1A Mortgage Pass-Through Certificates, Series 1997-1A, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of_______1 [the United States], on behalf of which he makes this affidavit and agreement.

                  2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986 (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                  3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                  4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 4.02(i) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (g) and (h) of Section 4.02(i) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificates in violation of Section 4.02(i)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

                  8.  That the Owner's Taxpayer Identification Number is
------------.

                  9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

                  10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

                  11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

                  12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

                  13. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  14. That the Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit in form and substance satisfactory to the Trustee, representing and warranting that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owned by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remains outstanding and; (iii) is not a Permitted Transferee.

                  15. That the Owner agrees to require a Transfer Affidavit and Agreement from any person to whom the Owner attempts to transfer a percentage interest in the Class R Certificates, and in connection with any transfer by a person for whom the Owner is acting as nominee, trustee or agent, and the Owner will not transfer its percentage interest or cause any percentage interest to be transferred to any person that the Owner knows is not a Permitted Transferee. In connection with any such transfer by the Owner, the Owner agrees to deliver to the Trustee a transfer certificate in the form attached to the Pooling and Servicing Agreement as Exhibit J to the effect that the Owner has no actual knowledge that the person to which the transfer is to be made is not a Permitted Transferee.

                           IN WITNESS WHEREOF, the Owner has caused this
instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _ day of __________, 199_.

                                                        [NAME OF OWNER]


                                                        By:___________________
                                                        [Name of Officer]
                                                        [Title of Officer]


[Corporate Seal]

ATTEST:




[Assistant] Secretary



                           Personally appeared before me the above-named
[Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                           Subscribed and sworn before me this ____ day of
----------------



                                                   NOTARY PUBLIC

                                                   COUNTY OF_____________
                                                   STATE OF ____________



                                                   My Commission expires
                                                   the ____
                                                   day of ____________,

                                    EXHIBIT J

                            TRANSFEROR' S CERTIFICATE


                                                        ______________ 19__


Norwest Bank Minnesota
Norwest Center
Sixth & Marquette
Minneapolis, Minnesota 55479

Attention:                 Corporate Trust Administration

Re: Life Financial Services Trust 1997-1A, Mortgage Pass-Through CERTIFICATES, SERIES 1997-1A, CLASS R CERTIFICATES

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by ____________ (the "Seller") to _______________________ (the "Purchaser") of
a___% Percentage Interest of Life Financial Service Trust 1997-1A Mortgage Pass Through Certificates, Series 1997-1A, Class R (the "Certificates"), pursuant to
Section 4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 28, 1997 among Life Savings Bank, Federal Savings Bank, as seller and servicer (the "Company"), Prudential
 Securities Secured Financing Corporation, as depositor, and Norwest Bank Minnesota, as trustee and back-up servicer (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1. No purpose of the Seller relating to the transfer of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I. The Seller does not know or believe that any representation contained therein is false.

                  3. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                         Very truly yours.

                                         [SELLER]

                                         By:

                                         Name:
                                         Title:

                                    EXHIBIT K

                     ERISA INVESTMENT REPRESENTATION LETTER





Prudential Securities Secured
   Financing Corporation
One New York Plaza
New York, NY 10292

Life Savings Bank, Federal Savings Bank
1598 East Highland Avenue
San Bernardino, CA 92404

Norwest Bank Minnesota, National Association



                  Re: Life Savings Bank Trust 1997-1A and 1997-1B Mortgage Pass-Through Certificates, Series 1997-1A and Series 1997-1B, Class A-1, Class R and CLASS A-2 CERTIFICATES


                  The undersigned (the "Purchaser") proposes to purchase certain Class A Certificates (the "Class A Certificates"). In doing so, the Purchaser hereby acknowledges and agrees as follows:

                  Section l. DEFINITIONS. Each capitalized term used herein and not otherwise defined shall have the meaning given it in the Pooling and Servicing Agreement, dated as of February 28, 1997 (the "Agreement"), among Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor"), Life Savings Bank, Federal Savings Bank, as Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee") relating to the Certificates.

                  Section 2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. In connection with the proposed transfer, the Purchaser represents and warrants to the Depositor and the Trustee that the Purchaser is not a pension or benefit plan or individual retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or to Section 4975 of the Code or an entity whose underlying assets are deemed to be assets of such a plan or arrangement by reason of such plan's or arrangement's investment in the entity, as determined under U.S. Department of Labor Regulations 29 C.F.R. 2510.3-101 or otherwise.

                  IN WITNESS WHEREOF, the undersigned has caused this ERISA investment Representation Letter to be validly executed by its duly authorized representative as of the date first above written.

                                          [NAME OF PURCHASER]



                                          By: _________________________
                                              Name:
                                              Title:

                                    EXHIBIT L

                    CERTIFICATE RE: PREPAID LOANS OF TRUST 1A

                  I, ______________________________________________,
_______________________________________ of Life Savings Bank, Federal Savings
Bank, as Seller, hereby certify that between the "Cut-Off Date" (as defined in the Pooling and Servicing Agreement dated as of February 28, 1997 among Prudential Securities Secured Financing Corporation, the Seller and Norwest Bank Minnesota, as trustee) and the "Startup Day" of Trust 1A the following schedule of "Mortgage Loans" (each as defined in the Pooling and Servicing Agreement) have been prepaid in full.


Dated:


                                       -----------------------------
                                       By:

                                    EXHIBIT M


                              OFFICER'S CERTIFICATE
                     REGARDING "DISQUALIFIED ORGANIZATIONS"


                  The undersigned, ____________________,
________________________of [Holder], a ____________________ corporation, hereby certifies, represents and warrants that he has no actual knowledge that [Holder] is a "disqualified organization," as such term is defined in Section 860E of the Internal Revenue Code of 1986, as amended.


                  IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate as of ___________________, 19__.


                                             [HOLDER]




                                             By:_____________________________
                                                Name:
                                                Title: